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                                                                        Ex 10.6
                                                                 EXECUTION COPY

                          SECURITIES PURCHASE AGREEMENT

            SECURITIES PURCHASE AGREEMENT dated as of January __, 1999, between ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS"), and DOV PHARMACEUTICAL, INC., a New Jersey corporation (the "COMPANY").


                                R E C I T A L S:

            A. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, (i) certain shares of the Company's voting common stock, par value U.S.$.0001 per share (the "COMMON STOCK"), (ii) certain shares of the Company's non-voting common stock, par value U.S.$.0001 per share (the "SPECIAL STOCK"; the shares of Common Stock and the shares of Special Stock, the "Shares"), convertible into the Common Stock on a share for share basis, (iii) a convertible exchangeable note, with a maximum principal amount of U.S.$8,010,000 in the form attached hereto as EXHIBIT A (as amended at any time, the "EXCHANGEABLE NOTE"), (iv) a convertible note, with a maximum principal amount of U.S.$7,008,750 in the form attached hereto as EXHIBIT B (as amended at any time, the "CONVERTIBLE NOTE"; together with the Exchangeable Note, the "NOTES"); and (v) a warrant (as amended at any time, the "WARRANT"; together with the Shares and the Notes, the "SECURITIES") to purchase up to 75,000 shares of Common Stock, as provided therein, in the form attached hereto as EXHIBIT C.

            B. The Company and EIS have previously caused to be formed DOV NEWCO, LTD., a Bermuda exempted limited company ("BERMUDA NEWCO"), which will be the owner of 100% of the issued and outstanding share capital of NASCIME LIMITED, an Irish private limited company ("IRELAND NEWCO"), and pursuant to the terms of a Joint Development and Operating Agreement dated as of the date hereof (as amended at any time, the "JDOA"): (i) the Company has acquired 16,020 shares of the issued and outstanding ordinary shares of Bermuda Newco, par value U.S.$1.00 per share (the "BERMUDA NEWCO COMMON STOCK"), and (ii) EIS has acquired 3,980 non-voting shares of the issued and outstanding non-voting shares of Bermuda Newco Common Stock; and, as of the date hereof, Ireland Newco has entered into license agreements with (i) ELAN CORPORATION, PLC, an Irish public limited company and parent corporation of EIS ("ELAN"; such agreement, as amended at any time, the "ELAN LICENSE AGREEMENT"), and (ii) the Company (as amended at any time, the "DOV LICENSE AGREEMENT"; together with the Elan License Agreement, the "LICENSE AGREEMENTS").

            C. The Company and EIS are executing and delivering on the date hereof a Registration Rights Agreement in the form attached hereto as EXHIBIT D (the "REGISTRATION RIGHTS AGREEMENT"; together with this Agreement, the Securities, the JDOA, the License Agreements and each other document or instrument executed and delivered in connection with the transactions contemplated hereby and by the JDOA, the "TRANSACTION DOCUMENTS") in respect of the Common Stock underlying the Warrant, the Special Stock and the Notes, and any other Common Stock that may at any time be acquired or owned by EIS or any of its affiliates or permitted transferees.


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                               A G R E E M E N T:

            The parties agree as follows:

            SECTION 1. CLOSINGS. (a) TIME AND PLACE. The closing of the transactions contemplated hereby (the "CLOSING") shall occur as of the date hereof (the "CLOSING DATE"), at the offices of counsel to EIS in New York City.

            (b) ISSUANCE OF SECURITIES. At the Closing, the Company shall issue and sell to EIS, and EIS shall purchase from the Company (i) (A) initially 324,090 shares of Common Stock, and 354,643 shares of Special Stock (which issuance may be made, notwithstanding the foregoing, within 10 business days of the Closing) and (B) the Warrant provided, that if the effective purchase price per share of Common Stock in the Company's next BONA FIDE financing transaction after the date hereof, whether in the form of Common Stock or securities exchangeable, exercisable or convertible for or into Common Stock (any such security, a "COMMON STOCK EQUIVALENT") which transaction closes within 18 months of the Closing (the "SUBSEQUENT FINANCING"), is less than U.S.$3.68, simultaneously with the closing of the Subsequent Financing, the Company shall thereafter be obligated (at the request of EIS) to issue EIS additional shares of Common Stock equal to the equal to the excess of (I) the quotient obtained by dividing (x) U.S.$3,000,000 by (y) the product of (1) 1.2 and (2) such lower share price over (II) 678,733, and (ii) the Notes, the principal amounts of which shall be disbursed by EIS at or subsequent to the Closing in accordance with their terms.

            (c) PURCHASE PRICE. The purchase price for the Common Stock, Special Stock and Warrant shall be U.S.$3,000,000 (the "PURCHASE PRICE").

            (d) DELIVERY. At the Closing, EIS shall pay the Purchase Price and the initial disbursements under the Notes, by wire transfer to an account designated by the Company and the parties hereto shall execute and deliver to each other, as applicable: (i) a certificate or certificates for the Shares;
(ii) the Warrant; (iii) the Notes; (iv) certificates as to the incumbency of the officers of the Company executing this Agreement; and (v) each of the other documents or instruments to be executed in connection herewith. In addition, at the Closing, the Company shall cause to be delivered to EIS an opinion of counsel in form attached hereto as EXHIBIT E.

            (e) EXEMPTION FROM REGISTRATION. The Securities and any underlying shares of Common Stock will be issued under an exemption or exemptions from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"); accordingly, the certificates evidencing the Shares, the Warrant and the Notes, and any shares of Common Stock issuable upon the exercise, conversion or exchange of any of the Securities shall, upon issuance, contain a legend, substantially in the form as follows:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY SECURITIES LAWS OF A STATE OR OTHER JURISDICTION AND MAY NOT UNDER ANY


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      CIRCUMSTANCES BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF (OTHER THAN
      TO AN AFFILIATE OR AS OTHERWISE PERMITTED IN THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

            (f) REGISTRATION RIGHTS AGREEMENT. On the date hereof, each of the Company and EIS is executing and delivering the Registration Rights Agreement, covering the Shares issuable upon conversion or exercise, as the case may be, of any of the Securities.

            SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to EIS, as of the date hereof, as follows:

            (a) ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Company is qualified and in good standing to do business in jurisdictions set forth on SCHEDULE 2(a), which constitute all the jurisdictions in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, prospects, properties or condition (financial or otherwise) of the Company (such effect including as a result of such failure is hereinafter called a "MATERIAL ADVERSE EFFECT").

            (b) CAPITALIZATION. The authorized capital stock of the Company consists of (i) 10,000,000 shares of Common Stock, of which 2,580,000 have been issued and are outstanding and 750,000 have been reserved for issuance upon exercise of options granted and to be granted to employees, officers, directors and consultants, and (ii) 5,000,000 shares of preferred stock, par value U.S.$1.00 per share (the "PREFERRED STOCK") of which 440,000 shares of Series A Preferred Stock have been issued and are outstanding.

            (ii) Except as listed in SCHEDULE 2(b), as of the date hereof there are no options, warrants or other rights or any Common Stock Equivalents outstanding to purchase or otherwise acquire, or any securities convertible, exchangeable or exercisable for or into, or any agreements to issue, any of the Company's capital stock. Other than as set forth in this Agreement and as described in SCHEDULE 2(b), there are no agreements, arrangements or understandings concerning the voting, acquisition or disposition of any of the Company's securities or any Common Stock Equivalents to which the Company is a party or of which it


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is otherwise aware, and, other than as set forth in SCHEDULE 2(b) or in the
Registration Rights Agreement, there are no agreements to register any of the Company's outstanding securities under the U.S. federal securities acts relating to securities that have not already been registered under the Securities Act.

            (iii) All of the outstanding shares of capital stock of the Company have been issued in accordance with applicable U.S. federal and state laws and regulations (or exemptions therefrom) governing the sale and purchase of securities, all such shares have been duly and validly issued and are fully paid and non-assessable, and none of such shares carries preemptive or similar rights.

            (c) AUTHORIZATION OF TRANSACTION DOCUMENTS. The Company has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all requisite corporate actions by the Company; and the Transaction Documents, including the issuance and sale of the Securities, have been duly executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

            (d) NO VIOLATION. Subject to compliance with applicable requirements of the Securities Act or any other applicable securities laws of a state or other jurisdiction and Hart-Scott-Rodino (upon conversion or exchange of the Notes), the execution, delivery and performance by the Company of the Transaction Documents, including the issuance and sale of the Securities, and compliance with the provisions thereof, will not (i) violate any provision of applicable law, statute, rule or regulation applicable to the Company or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of their respective properties or assets or (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance (as defined below) upon any of the properties or assets of the Company under its Certificate of Incorporation, as amended, or bylaws, or any material contract to which the Company is a party, except where such violation, conflict or breach would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, "ENCUMBRANCE" shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, or other similar rights of any nature that would, individually or in the aggregate, have a Material Adverse Effect.

            (e) APPROVALS. Except as set forth on SCHEDULE 2(e), no material permit, authorization, consent or approval of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of the Transaction Documents, including the issuance and sale of the Securities, by the Company, other than the approval by the Company's stockholders of the transactions set forth in this Agreement and the Transaction Documents, and any applicable notice and filing requirements under the Securities Act and Hart-Scott-Rodino (upon conversion and/or exchange of the Notes).


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            (f) FILINGS, TAXES AND FINANCIAL STATEMENTS. (i) The Company has
filed in a timely manner all material federal, state, local and foreign tax returns, reports and filings (collectively, "RETURNS"), including income, franchise, property and other taxes, and has paid or accrued the appropriate amounts reflected on such Returns. Copies of such returns are included in
SCHEDULE 2(f)(i). None of the Returns have been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority. Included in SCHEDULE 2(f)(i) are complete and correct copies of the unaudited balance sheets of the Company as at December 31, 1997 and 1998 and the related statements of operations and cash flows for the years ended December 31, 1997 and 1998 (collectively the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in conformity with generally accepted accounting principles ("GAAP") consistently applied throughout the periods indicated, except for the omission of footnotes in the Financial Statements, and present fairly the financial condition, results of operations and cash flows of the Company as of the respective dates and for the respective periods indicated.

            (ii) Except as listed on SCHEDULE 2(f)(ii), which sets forth a true and accurate list and description of any employee benefit plans maintained or sponsored by the Company or to which the Company is required to make contributions, the Company does not maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan is intended to be qualified under Section 401(a) of the Code, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company.

            (g) ABSENCE OF CHANGES. Except as set forth on SCHEDULE 2(g), since December 31, 1998, there has not been (a) any change having a Material Adverse Effect in the business, properties, condition (financial or otherwise), operations or prospects of the Company; (b) any damage, destruction or loss, whether or not covered by insurance having a Material Adverse Effect; (c) any declaration, setting aside or payment of any dividend or other distribution or payment (whether in cash, stock or property) in respect of the capital stock of the Company, or any redemption or other acquisition of such stock by the Company; (d) any disposal or lapse of any trade secret, invention, patent, trademark, trademark registration, service mark, service mark registration, copyright, copyright registration, or any application therefor or filing in respect thereof having a Material Adverse Effect; (e) loss of the services of any of the key officers or key employees of the Company having a Material Adverse Effect; (f) any incurrence of or entry into any liability, mortgage, lien, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of U.S.$15,000; or (g) any material change by the Company in accounting methods or principles or (h) any change in the assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company, except changes that have not had, individually or in the aggregate, a Material


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Adverse Effect.

            (h) NO LIABILITIES. Except as set forth in SCHEDULE 2(h), or as set forth in its Financial Statements, the Company has not incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business (not exceeding U.S.$100,000) that has not, individually or in the aggregate, had a Material Adverse Effect.

            (i) PROPERTIES AND ASSETS; ETC. (i) The Company owns, licenses or leases all of its properties and assets, including patents, patent applications, continuations, continuations-in-part, extensions, trademarks and trademark applications, know-how and other intellectual property, subject in each case, to no Encumbrances, and except where the failure to own, license or lease such properties would not have a Material Adverse Effect. Except as set forth on
SCHEDULE 2(i)(i) or in the DOV License Agreement, (i) all the Company's patents, trademarks, service marks, trade names, and copyrights are owned or licensed by the Company free and clear of all Encumbrances and are valid and duly issued or existing; none of the Company's rights in or use of such patents, trademarks, service marks, trade names or copyrights has been, or to the best of the Company's knowledge, is currently being threatened to be, challenged; to the best of the Company's knowledge, no current or currently planned product based upon the Company's intellectual property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Company were to distribute, sell or manufacture such products; and the Company has not received written notice, of any actual or threatened claim by any person or entity alleging any infringement by the Company of a patent, trademark, service mark, trade name or copyright possessed by such person; (ii) all such patents, trademark registrations, service mark registrations, trade name registrations and copyrights and copyright registrations, whether foreign or domestic, have been duly issued and have not been canceled, abandoned or otherwise terminated; and (iii) all the Company's patent applications, trademark applications, service mark applications, trade name applications and copyright applications have been duly filed.

            (ii) SCHEDULE 2(i)(ii) lists the material contracts of the Company, and each is a legal and valid agreement binding upon each of the parties thereto and is in full force and effect except where the expiration or termination has not, individually or in the aggregate had a Material Adverse Effect. To the best knowledge of the Company, there is no breach or default by any party thereunder that has had a Material Adverse Effect.

            (iii) Except as set forth in SCHEDULE 2(i)(iii), the Company has and maintains adequate and sufficient insurance, including liability, casualty and products liability insurance, covering risks associated with its business, properties and assets, including insurance that is customary for companies similarly situated.

            (iv) Except as would not have a Material Adverse Effect, the Company, its business and properties and assets are in compliance, in all material respects, with all applicable laws and regulations, including without limitation, those relating to (a) health, safety and employee relations, (b) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment, and (c) the development,


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commercialization and sale of pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable foreign regulatory authorities.

            (j) LEGAL PROCEEDINGS, ETC. There is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending or to the best of the Company's knowledge threatened against the Company, or any director, officer or employee of the Company. The Company is not in violation of or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business.

            (k) DISCLOSURE. The representations and warranties set forth herein and in the other Transaction Documents, when viewed collectively, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein and therein not misleading in light of circumstances in which they were made. The Company has disclosed herein and in the other Transaction Documents and in the Schedules attached hereto all matters, facts and circumstances that are material to the Company and any contemplated investment in the Company of the type contemplated hereby.

            (l) BROKERS OR FINDERS. The Company has not retained any investment banker, broker or finder in connection with the transactions contemplated by the Transaction Documents other than Aurora Capital LLC.

            (m) YEAR 2000. The Company, uses, licenses, leases or owns, directly or indirectly, by or on behalf of or for the account of the Company, whether in development, in production form or otherwise, electronic data processing systems, information systems, computer software programs, program specifications, charts, procedures, input data, routines, data bases, report layouts, formats, record file layouts, diagrams, functional specifications, narrative descriptions, flow charts and other related material (the "SOFTWARE") licensed or owned by the Company correctly recognizes and processes four-digit year-dates, including the correct recognition of February 29th during the leap year, and will continue to function properly with regard to dates before, during and after transition to the year 2000.

            SECTION 3. REPRESENTATION AND WARRANTIES OF EIS. EIS hereby represents and warrants to the Company, as of the date hereof, as follows:

            (a) ORGANIZATION. EIS is a corporation duly organized and validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. EIS is qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect on EIS.

            (b) AUTHORIZATION OF AGREEMENT. EIS has full legal right, power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party, and to purchase and accept the Notes, and perform its obligations hereunder and


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thereunder, which have been duly authorized by all requisite corporate action.
The execution, delivery, and performance by EIS of this Agreement and each other Transaction Document to which it is a party, have been duly authorized by all requisite actions by EIS; and this Agreement and each other Transaction Document to which it is a party, including the purchase of Securities have been duly executed and delivered by and are the valid and binding obligations of EIS, enforceable against it in accordance with its terms.

            (c) NO CONFLICTS. The execution, delivery and performance by EIS of this Agreement and each Transaction Document and compliance with provisions hereof and thereof by EIS, will not (i) violate any provisions of applicable law, statute, rule or regulation applicable to EIS or any ruling, written, injunction, order, judgment or decree of any court, arbitration, administrative agency of other governmental body applicable to EIS of any of its properties or assets or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time to both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of EIS under the Memorandum and Articles of Association of EIS or any material contract to which EIS is party, except where such violation conflict or breach would not, individually or in the aggregate, have a Material Adverse Effect on EIS.

            (d) APPROVALS. No permit, authorization, consents or approval of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the Transaction Documents by EIS.

            (e) INVESTMENT REPRESENTATIONS. (i) EIS is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and in the other Transaction Documents, and has the capacity to protect its own interests. EIS has not been formed solely for the purpose of entering into the transactions described herein and therein and is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect interest, beneficial or otherwise in the Securities; provided, that EIS shall be permitted to convert or exchange such Securities.

            (ii) EIS does not plan to enter into any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares.

            (iii) EIS acknowledges its understanding that the private placement and sale of the Securities is exempt from registration under the Securities Act and Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("REGULATION D"). In furtherance thereof, EIS represents and warrants that it is an "accredited investor" as that term is defined in Regulation D, has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

            (iv) EIS agrees that it shall not sell or otherwise transfer any of the Securities without registration under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company's counsel that an exemption from registration is available, and


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fully understands and agrees that it must bear the total economic risk of its purchase for an indefinite period of time because, among other reasons, none of the Securities have been registered under the Securities Act or under the securities laws of any applicable state or other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or jurisdictions or an exemption from such registration is available. EIS understands that the Company is under no obligation to register the Securities on its behalf with the exception of certain "demand" and "piggyback" registration rights, with respect to certain of the Securities, as provided in the Registration Rights Agreement. EIS understands the lack of liquidity and restrictions on transfer of the Securities and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

            (v) EIS understands that the Company is relying on its representations and warranties herein.

            (vi) EIS understands that no Federal or state agency has reviewed the private placement of the Securities nor made any finding or determination as to the fairness of an investment in the Securities. EIS understands the risks of, and other considerations relating to, a purchase of the Securities, including the risk of losing its entire investment. EIS acknowledges that it has prior investment experience, including investments of a speculative nature in non-registered or unlisted securities, and it has read all of the documents furnished or made available by the Company to it and has evaluated the merits and risks of such an investment. EIS recognizes the highly speculative nature of this investment and is able to bear the total economic risk it hereby assumes.

            (f) BROKERS OR FINDERS. EIS has not retained any investment banker, broker or finder in connection with the transactions contemplated by the Transaction Documents.

            (g) LITIGATION. There is no litigation or governmental, administrative, arbitration or other action or proceeding or governmental investigation pending or threatened against EIS or any director or officer or employee thereof that, if determined adversely to EIS, (i) may have a Material Adverse Effect on EIS or any of its properties or assets or (ii) disturb or challenge the validity or performance of this Agreement or the other Transaction Documents to which EIS is a party.

            (h) FINANCIAL ABILITY TO CLOSE. EIS has concluded all necessary arrangements with institutional sources to provide it with sufficient funds (i) to close the transactions contemplated by this Agreement and each Transaction Document to which it is party and (ii) to advance and lend the funds in exchange for, as provided in, the Notes.

            (i) DUE DILIGENCE. EIS has received written information from the Company relating to its business and prospects and has had adequate opportunity to conduct the business, financial and legal due diligence it considers necessary to close the transactions contemplated by the Transaction Documents.

            SECTION 4. COVENANTS OF THE PARTIES. (a) OPERATING COVENANTS. From the date hereof for so long as either of the Notes remain outstanding, in addition to the covenants


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set forth in the Notes, the Company shall not effect any of the following without the consent of EIS: (a) the sale of all or any material portion of the properties or assets of the Company, or the grant of any option or right for the same; (b) any liquidation or winding up the Company; (c) any material line of business change of the Company outside of the pharmaceutical industry; (d) any material transactions with affiliates other than with BONA FIDE arms length terms; or (e) the repurchase or redemption of any outstanding indebtedness or Common Stock.

            (b) FULLY-DILUTED STOCK OWNERSHIP. (i) Notwithstanding any other provision of this Agreement, in the event that EIS shall have determined that at any time it (together with its Affiliates, if applicable) holds or has the right to receive Common Stock (or securities or rights, options or warrants exercisable, exchangeable or convertible for or into Common Stock) representing in the aggregate in excess of 19.9% of the Company's outstanding Common Stock on a fully diluted basis (i.e., assuming the exercise, exchange or conversion of such securities beneficially owned by EIS or its affiliates, but not the exercise, exchange or conversion of any other similar securities), EIS shall have the right, in its sole discretion, rather than acquiring such securities from the Company, to exchange such number of securities, as are necessary to bring its holdings to below the excess of 19.9% of the voting securities of the Company, for non-voting, liquidation preference equities of the Company, including without limitation a new series of convertible preferred stock (the "CONVERTIBLE PREFERRED") (which shall be reasonably satisfactory to each of the Company and EIS), which equity securities shall be entitled to all of the other rights and benefits of the Common Stock. The Convertible Preferred shall (i) not bear any dividend, but shall participate fully with the Common Stock on any declared or paid dividends, (ii) have a perpetual term, (iii) contain customary adjustments for stock splits, recapitalizations and similar transactions, (iv) not be entitled to vote together with the holders of Common Stock, including for directors, but shall vote as a separate class on customary matters for similar issues of convertible preferred stock and (v) be convertible at any time, in the sole discretion of EIS, into shares of Common Stock on a share for share basis. Adjustments shall be made for stock splits, reclassifications, reorganizations and similar transactions.

            (c) USE OF PROCEEDS. The Company shall use within 18 months of receipt U.S.$1,001,250 of the proceeds of the sale of the Shares solely to meet its developmental funding obligations to Bermuda Newco as described in the JDOA;
(ii) the issuance and funding of the Exchangeable Note solely to meet its initial capitalization and funding obligations to Bermuda Newco; and (iii) the issuance and funding of the Convertible Note solely to meet its developmental funding obligations to Bermuda Newco, as described in the License Agreements and the JDOA.

            (d) CONFIDENTIALITY; NON-DISCLOSURE. (i) Subject to clauses (ii) and
(iii) below, from and after the date hereof, and except as may be required by applicable law or judicial or administrative process, neither the Company nor EIS (nor their respective affiliates) shall disclose to any person or entity this Agreement or the other Transaction Documents or the contents thereof or the parties thereto, except that (A) such parties may make such disclosure (x) to their directors, officers, employees and advisors, so long as they shall have advised such persons of the obligation of confidentiality herein and for whose breach or default the disclosing shall be responsible, (B) the Company may make such disclosure to proposed investors in connection with the Subsequent Financing and American Cyanamid Company and Neurocrine Biosciences, Inc. pursuant to and in accordance with the terms of DOV's existing agreements with such entities. EIS shall be entitled to
(i) compel the Company to enforce any confidentiality agreement obtained pursuant to the previous clause (B) and (ii) obtain injunctive or other equitable relief in respect of any breach or threatened breach of the foregoing covenants without the requirement of posting a bond or other collateral.

                  (ii) Prior to issuing any press release or public disclosure in respect of this Agreement or the transactions contemplated hereby, the party proposing such issuance shall obtain the consent of the other party to the contents thereof, which consent shall not be unreasonably withheld or delayed; it being understood that if such second party shall not have responded to such consent request within one business day, such consent shall be deemed given.

            (h) FURTHER ASSURANCES. From and after the date hereof, each of the parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of the Transaction Documents or to better to assure and confirm unto each other their respective rights, powers and remedies hereunder and thereunder.

            SECTION 5. PLEDGE OF COMPANY AND NEWCO STOCK. In order to secure the Company's obligations hereunder and under the other Transaction Documents, including without limitation, EIS's rights to exchange the indebtedness underlying the Exchangeable Note (as described below) for (i) shares of Common Stock (the "CONVERSION RIGHT") or (ii) shares of Newco Common Stock (the "NEWCO EXCHANGE RIGHT"), the Company hereby pledges, assigns and sets over to EIS, all the Company's right, title and interest in and to (i) all shares of Common Stock issuable upon exercise of the Exchange Right and (ii) all shares of Bermuda Newco issuable upon exercise of the Newco Exchange Right for such period of time as the Exchange Right and Newco Exchange Right shall be exercisable. The Company shall cause to be delivered to EIS all of the certificates evidencing such shares, and cause to be filed with the Secretary of State of the State of New Jersey an appropriate UCC-1 financing statement in respect of such pledge, assignment or setting over, and take all other necessary, appropriate and customary actions in connection therewith. Such pledge shall be governed by the applicable provisions of the New Jersey Uniform Commercial Code. Upon exercise of the Exchange Right and/or the Newco Exchange Right, EIS shall be entitled to keep and retain such share certificates, which shall then be owned by EIS in accordance with the terms thereof.

            SECTION 6. CERTAIN RIGHTS OF EIS. (a) COMPANY BOARD OF DIRECTORS. For so long as (i) EIS and/or its affiliates collectively own securities that represent ownership of at least 10% of the Common Stock, on a fully diluted basis, assuming full conversion of all Common Stock Equivalents, the Company shall use its best efforts to cause the director appointed by EIS ("EIS DIRECTOR") to be elected to the Company's board of directors, by including the EIS Director in the management slate of directors at each meeting of the stockholders at which the election of directors occurs.

            (b) PURCHASE RIGHTS. From the date hereof until the date which is the fourth anniversary of the date hereof, EIS and/or its affiliates, in its sole discretion, shall be entitled to participate in any equity financing (the "PURCHASE RIGHT") effected by the Company, in order for EIS to maintain its then-current PRO RATA percentage ownership interest in the equity securities (on a fully diluted basis; assuming the conversion into Common Stock of the Exchangeable Note and any Preferred Stock, but not the Convertible Note) of the Company, after giving effect to the shares of the Common Stock underlying such offered securities. Such participation by EIS shall be on the same terms and conditions offered to any other potential investor in such offering; provided, that such Purchase Right shall not apply to (i) any BONA FIDE offering of securities to the public pursuant to the Securities Act or (ii) an offering of securities (A) solely in connection with an acquisition of assets, merger, consolidation or similar transaction with an unaffiliated third party or (B) in connection with a stock option plan.

            (c) CONVERSION AND EXCHANGE RIGHTS. EIS shall have the right (i) to convert the Convertible Note into shares of Common Stock as set forth in the Convertible Note and (ii) to convert or exchange the Exchangeable Note into shares of Common Stock as set forth in the Exchangeable Note.

            SECTION 7. SURVIVAL AND INDEMNIFICATION. (a) SURVIVAL PERIOD. The representations and warranties of the Company and EIS contained herein shall survive for a period of 15 months from and after the date hereof.

            (b) INDEMNIFICATION. In addition to all rights and remedies available to the parties hereto at law or in equity, the parties (each, in such capacity, AN "INDEMNIFYING PARTY"; together, "INDEMNIFYING PARTIES") shall indemnify each other as corporate entities (EIS and the Company), its stockholders, officers, directors and assigns, their affiliates, and its affiliates' stockholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "INDEMNIFIED PERSON"), and save and hold each Indemnified Person harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of such Indemnified Person or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "LOSSES"), that any such Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                  (i) any misrepresentation or breach of warranty on the part of the Indemnifying Party in the case of the Company under Section 2 of this Agreement or in the case of EIS under Section 3 of this Agreement or any of the other Transaction Documents; or

                  (ii) any nonfulfillment, default or breach of any covenant or agreement on the part of the Indemnifying Party under Section 4 of this Agreement or any of the other Transaction Documents.

            (c) MAXIMUM RECOVERY. Notwithstanding anything to this Agreement to the contrary, in no event shall the Indemnifying Parties be liable in the case of the Company for indemnification under this Section 7 in an amount in excess of the aggregate of the purchase price paid for the Shares and the amounts advanced and not repaid under the Notes or in the case of EIS for indemnification hereunder in an amount in excess of such same aggregate. No Indemnified Person shall assert any such claim unless Losses in respect thereof incurred by any Indemnified Person, when aggregated with all previous Losses hereunder, equal or exceed U.S.$50,000, but at such time that an Indemnified Person is entitled to assert a claim, such claim shall include all Losses covered by this Section 7.

            (d) EXCEPTION. Notwithstanding the foregoing, upon judicial determination that is final and no longer appealable, that the act or omission giving rise to the indemnification set forth above resulted primarily out of or was based primarily upon the Indemnified Person's negligence (unless such Indemnified Person's negligence was based upon the Indemnified Person's reliance in good faith upon any of the representations, warranties, covenants or promises made by the Indemnifying Party herein) the Indemnifying Party shall not be responsible for any Losses sought to be indemnified in connection therewith, and the Indemnifying Party shall be entitled to recover from the Indemnified Person all amounts previously paid in full or partial satisfaction of such indemnity, together with all costs and expenses (including reasonable attorneys fees) of the Indemnifying Party reasonably incurred in connection with the Indemnified Person's claim for indemnity, together with interest at the rate per annum publicly announced by Morgan Guaranty Trust Company as its prime rate from the time of payment of such amounts to the Indemnified Person until repayment to the Indemnifying Party.

            (e) INVESTIGATION. All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby to the extent provided in Section 7(g) below, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Person or the acceptance of any certificate or opinion.

            (f) CONTRIBUTION. If the indemnity provided for in this Section 7 shall be, in whole or in part, unavailable to any Indemnified Person, due to
Section 7(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that Section 7(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 7 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuit, claims or other proceedings.

            (g) LIMITATION. No claim shall be brought by an Indemnified Person in respect of any misrepresentation or breach of warranty under this Agreement after one year from the date hereof; and any claim for nonfulfillment, default or breach of any covenant shall be brought within one year of the date of that such Indemnified Person became aware or should have become aware of the nonfulfillment, default or breach. Except as set forth in the previous sentence and in Section 7(c) above, this Section 7 is not intended to limit the rights or remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

            SECTION 8. NOTICES. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery or by registered or certified airmail, return receipt requested and postage prepaid, addressed as follows:

                           (i) if to the Company, to:

                           DOV Pharmaceutical Inc.
                           One Parker Plaza
                           Fort Lee, New Jersey  07024
                           Attn: Chief Executive Officer

                           with a copy to:

                           Friedman Siegelbaum LLP
                           399 Park Avenue
                           20th Floor
                           New York, New York 10022
                           Attention:  J. Robert Horton, Esq.

                           (ii) if to EIS, to:

                           Elan International Services, Ltd.
                           Flatts, Smiths Parish
                           Bermuda, FL 04
                           Attention: Director

                           with a copy to:

                           Brock Silverstein McAuliffe LLC
                           153 East 53rd Street , 56th Floor
                           New York, New York 10022
                           Attention: David Robbins, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 8. Any such notice or communication shall be deemed to have been received (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery service, on the second business day after the date when sent and (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

            SECTION 9. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

            SECTION 10. AMENDMENTS. This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and EIS.

            SECTION 11. COUNTERPARTS AND FACSIMILE. The Transaction Documents may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

            SECTION 12. HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

            SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the State of New York, without giving effect to principles thereof relating to conflicts of laws. Each of the parties hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the County, City and State of New York over any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents; and each hereby waives the defense of an inconvenient forum for the maintenance of such an action.

            SECTION 14. EXPENSES. Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

            SECTION 15. PUBLIC RELEASES; ETC. Subject to Section 4(d), neither the Company nor EIS shall, except as required by applicable law or judicial or administrative process or pursuant to arrangements with financial, accounting or legal advisors, disclose to any person or entity, publicly or privately, this Agreement or the substance of the transactions contemplated hereby, without the prior written consent of the other party.

            SECTION 16. SCHEDULES, ETC. All statements contained in any exhibit or schedule delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.

            SECTION 17. ASSIGNMENTS AND TRANSFERS. This Agreement and the other

Transaction Documents may be transferred or assigned, in whole or in part, (a) by EIS to its affiliates and/or subsidiaries or other entities in which EIS or its affiliates may have an interest, by contract, ownership of securities or otherwise, and that are in the nature of financing vehicles or similar entities for EIS or its affiliates, or (b) by the Company to its affiliates and/or subsidiaries; provided, that in each case, the transferor shall continue to be liable and obligated for its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Other than as set forth above, neither this Agreement nor the other Transaction Documents may be transferred or assigned by either party without the prior written consent of the other.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

                             DOV PHARMACEUTICAL, INC.

                             By:/s/ Arnold Lippa
                                ----------------
                                 Arnold Lippa
                                 CEO

                             ELAN INTERNATIONAL SERVICES, LTD.

                             By:__________________________________
                                Name:
                                Title:

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

                              DOV PHARMACEUTICAL, INC.

                              By:_________________________________
                                 Arnold Lippa
                                 CEO

                              ELAN INTERNATIONAL SERVICES, LTD.

                              By:/s/ Kevin Insley
                                 ----------------
                                 Name: Kevin Insley
                                 Title: President and Chief Financial Officer

                                 SCHEDULE 2(a)

New Jersey

                                 SCHEDULE 2(b)

1. Pursuant to its Stock Option Plan, the Company has issued to the following persons the following number of options to purchase Company Common Stock:

      Bernard Beer:   100,000 shares
      Arnold Lippa:   100,000 shares
      Zola Horovitz:   50,000 shares
      David Farb:      10,000 shares

2. In connection with the closing of the private placement of securities pursuant to that certain confidential private placement memorndum dated October 1, 1998, Aurora Capital LLC will received five-year warrants to acquire Company Common Stock equal to 10% of the total amount of Company Common Stock sold in the offering.

3. In connection with the closing of the sale of the Shares to EIS, Aurora Capital LLC will receive certain warrants to acquire Company Common Stock.

4. Neurocrine Biosciences, Inc. owns 440,000 shares of Series A Convertible Secured Stock with the rights, restrictions and preferences set forth in the Company's Restated Certificate of Incorporation.

5. Pursuant to the Preferred Stock Purchase Agreement between the Company and Neurocrine Biosciences, Inc. dated June 30, 1998, Neurocrine Biosciences, Inc. has certain demand and piggyback registration rights with respect to its ownership of Company capital stock.

6. In connection with the closing of the privte placement of securities pursuant to that certain confidential private placement memorandum dated October 1, 1998, the Company will be granting to investors therein certain demand and piggyback registration rights.

                                 SCHEDULE 2(d)

None

                                 SCHEDULE 2(e)

1. Notice was provided and consent received by American Cyanamid Company pursuant to the License Agreement between the Company and American Cyanamid Company dated May 29, 1998.

                                SCHEDULE 2(f)(i)

See attached Returns.

   1996
 CBT-100

                    NEW JERSEY CORPORATION BUSINESS TAX RETURN     1996 - Page 1
          FOR TAXABLE YEARS ENDING JULY 31, 1996 THROUGH JUNE 30, 1997

      TAXABLE YEAR BEGINNING _________, 19__, AND ENDING _________, 19____

- --------------------------------------------------------------------------------
Place the label provided below. Make necessary corrections on the label. Otherwise, type or print the requested information. Check if address change appears below |_|
- --------------------------------------------------------------------------------
FEDERAL EMPLOYER I.D. NUMBER                 N.J. CORPORATION NUMBER

22-3374365
- --------------------------------------------------------------------------------
CORPORATION NAME

Dov Pharmaceutical Inc.
- --------------------------------------------------------------------------------
MAILING ADDRESS

400 Kelby Street
- --------------------------------------------------------------------------------
CITY                              STATE                    ZIP CODE

Fort Lee                           NJ                       07024
- --------------------------------------------------------------------------------
                  Total assets $_______________________________

|_| Check if initial return |_| Check if 1120-S filer |_| Check if final return
- --------------------------------------------------------------------------------
State and date of incorporation NJ 4/95
                                ------------------------------------------------

Oats authorized to do business in N.J. 4/95
                                       -----------------------------------------

Date first began business in N.J. 4/95
                                  ----------------------------------------------

Federal business activity code 8950
                               -------------------------------------------------

Corporation books are in the care of Taxpayer
                                     -------------------------------------------

at 400 Kelby Street Fort Lee NJ 07024
   -----------------------------------------------------------------------------

Telephone Number:
                  --------------------------------------------------------------

- --------------------------------------------------------------------------------
                                  DIVISION USE

     RP     NP           A____________ B_______________

- --------------------------------------------------------------------------------
      PAGES 1 AND 2 MUST BE COMPLETED ON THIS FORM. ONLY EXACT COPIES MAY BE
                                  SUBSTITUTED.

- --------------------------------------------------------------------------------

1.    Entire net income from Schedule A, line 38 ...............................       1.     (4090)
                                                                                    --------------------------------

2.    Allocation factor from Schedule J, Part III, line 5. Non-allocating
      taxpayers should not make an entry on line ...............................       2.
                                                                                    --------------------------------

3.    Allocated net income - Multiply line 1 by line 2. Non-allocating taxpayers
      must enter the amount from line 1 ........................................       3.     (4090)
                                                                                    --------------------------------

4. a) Total nonoperational income $________________ (Schedule O, Part I) (see instruction 32)

      b)    Allocated New Jersey nonoperational income (Schedule O, Part III) ..      4.(b)
                                                                                    --------------------------------

5.    Total operational and nonoperational income (line 3 plus line 4(b)) ......      5.      (4090)
                                                                                    --------------------------------

6.    Investment Company - Enter 25% of line 1 .................................      6.
                                                                                    --------------------------------

7.    Real Estate Investment Trust - Enter 4% of line t ........................      7.
                                                                                    --------------------------------

8.    Tax Base - Enter amount from line 5, 6 or 7, whichever is applicable .....      8.      (4090)
                                                                                    --------------------------------

9.    AMOUNT OF TAX - Multiply line 8 by .09 or, if applicable, by .075 (see
      instruction 11(d)) (see instruction 11(e) for minimum tax requirements) ..      9.        150
                                                                                    --------------------------------

10.   Credit for taxes paid to other jurisdictions (see instruction 28(a)) .....     10.
                                                                                    --------------------------------

11.   Subtract line 10 from line 9 .............................................     11.        150
                                                                                    --------------------------------

12.   Tax Credits (from Schedule A-3) (see instruction 37) .....................     12.
                                                                                    --------------------------------

13.   TOTAL TAX LIABILITY - line 11 minus line 12 ..............................     13.        150
                                                                                    --------------------------------

14.   INSTALLMENT PAYMENT (see instruction 38) .................................     14.
                                                                                    --------------------------------

15.   Total of line 13 plus line 14 ............................................     15.        150
                                                                                    --------------------------------

16.   PAYMENTS & CREDITS (see instruction 39) ..................................     16.
                                                                                    --------------------------------

17.   Balance of Tax Due - line 15 minus line 16 ...............................     17.        150
                                                                                    --------------------------------

18.   Penalty and Interest Due - (see instructions 7(d) and 40)

      Penalty ___________________ Interest__________________ ..............Total     18.
                                                                                    --------------------------------

19.   Interest from CBT-160 (see instruction 41) (Attach Form CBT-150) .........     19.
                                                                                    --------------------------------

20.   Total Banlance Due - line 17 plus line 18 plus line 19 ...................     20.        150
                                                                                    --------------------------------

21.   If line 15 is greater than line 15 plus line 18 plus line 19,                          DIVISION USE
      enter the amount of overpayment ..................$_______________________

22.   Amount of Item 21 to be     Credited to 1997 return        Refunded

                                  $______________________        $______________

                           SIGNATURE AND VERIFICATION

      I declare under the penalties provided by law, that this return (including any accompanying schedules and statements) has been examined by me and to the best of my knowledge and belief is a true, correct and complete return. If the return is prepared by a person other than the taxpayer, his declaration is based on all the information relating to the matters required to be reported in the return of which he has knowledge.

- --------------------------------------------------------------------------------
(Date)        (Signature of Duly Authorized Officer of Taxpayer)         (Title)

- --------------------------------------------------------------------------------
(Date)       (Signature of Individual       (Address)     (Preparer's ID Number)
                Preparing Return)

- --------------------------------------------------------------------------------
(Name of Tax Preparer's Employer)       (Address)         (Employer's ID Number)

                                                                   1996 - Page 3


- --------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                               FEDERAL ID NUMBER

Dov Pharmaceutical Inc.                               22-3374365
- --------------------------------------------------------------------------------
SCHEDULE A-1 NET OPERATING LOSS DEDUCTION AND CARRYOVER (SEE INSTRUCTIONS 16(I)
             AND 17)
- --------------------------------------------------------------------------------

                                        (1)                        (2)                             (3)                       (4)
                                                               Loss Reported         Add N.J. ENI Adj.'s Excluding
                                 Fiscal Year Ended        on Schedule A, line 28         the Dividend Exclusion             Amount
- ------------------------------------------------------------------------------------------------------------------------------------
N.J. NOCS                          12/31/95                     614                                                        (G14)
                         -----------------------------------------------------------------------------------------------------------
                       2.                                                                                                  (   )
                         -----------------------------------------------------------------------------------------------------------
                       3.                                                                                                  (   )
                         -----------------------------------------------------------------------------------------------------------
                       4.                                                                                                  (   )
                         -----------------------------------------------------------------------------------------------------------
                       5.                                                                                                  (   )
                         -----------------------------------------------------------------------------------------------------------
                       6.                                                                                                  (   )
                         -----------------------------------------------------------------------------------------------------------
                       7.                                                                                                  (614)
- ------------------------------------------------------------------------------------------------------------------------------------
N.J. NOL'S Used        8.
                         ----------------------------                                                               ----------------
                       9.
                         ----------------------------                                                               ----------------
                      10.
                         ----------------------------                                                               ----------------
                      11.
                         ----------------------------                                                               ----------------
                      12.
                         ----------------------------                                                               ----------------
                      13.
                         ----------------------------                                                               ----------------
                      14.
- ------------------------------------------------------------------------------------------------------------------------------------
N.J. NOL Carryover    15.  Total lines 1 - 14, Column 4 ..........................................................
                         -----------------------------------------------------------------------------------------------------------

1.    Inventory at beginning of year .........................................................................   1.
                                                                                                               ---------------------

2.    Purchases ..............................................................................................   2.     N/A
                                                                                                               ---------------------

3.    Cost of labor ..........................................................................................   3.     N/A
                                                                                                               ---------------------

4.    Additional section 263A costs ..........................................................................   4.
                                                                                                               ---------------------

5.    Other costs (attach schedule) ..........................................................................   5.
                                                                                                               ---------------------

6.    Total - Add lines 1 through 5 ..........................................................................   6.
                                                                                                               ---------------------

7.    Inventory at end of year ...............................................................................   7.
                                                                                                               ---------------------

8.    Cost of goods Sold - Subtract line 7 from line 6. Enter here and on Schedule A, line 2 .................
- ------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE A-3           SUMMARY OF TAX CREDITS (SEE INSTRUCTION 37)
- --------------------------------------------------------------------------------

1.    New Jobs Investment Tax Credit from Form 304 ...........................................................   1.
                                                                                                               ---------------------

2.    EITHER: a) Urban Enterprise Zone Employee Tax Credit from Form 300
      OR      b) Urban Enterprise Zone Investment Tax Credit from Form 301 ...................................   2.
                                                                                                               ---------------------

3.    Urban development Project Employee Tax Credit from Form 302 ............................................   3.
                                                                                                               ---------------------

4.    Recycling Equipment Tax Credit from Form 303 ...........................................................   4.
                                                                                                               ---------------------

5.    Manufacturing Equipment and Employment Investment Tax Credit from Form 305 .............................   5.
                                                                                                               ---------------------

6.    Research and Development Tax Credit from Form 306 ......................................................   6.
                                                                                                               ---------------------

7.    Employer Trip Reduction Plan - Rids Share Tax Credit from Form 307 .....................................   7.
                                                                                                               ---------------------

8.    Total tax credits taken on this return - Add lines 1 through 7.
      Enrrr here and on page 1, line 12 ......................................................................   8.
                                                                                                               ---------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                   1996 - Page 4


                       Dov Pharmaceutical Inc. 22-3374365
- --------------------------------------------------------------------------------

SCHEDULE B              BALANCE SHEET AS OF 12/31 1996

                        Figures appearing below must be the same as year-end figures shown on the taxpayer's books. If not, explain and reconcile on rider. Consolidated returns are not permitted.

- ----------------------------------------------------------------------------------------------------------------------
ASSETS                                                      BEGINNING OF THE TAX YEAR                 END OF TAX YEAR
- ----------------------------------------------------------------------------------------------------------------------
1.    Cash                                                          5476                                     1317
- ----------------------------------------------------------------------------------------------------------------------
2.    Trade notes and accounts receivable                                                                   77315
- ----------------------------------------------------------------------------------------------------------------------
      (a)   Reserve for bad debts                                  (    )                                  (      )
- ----------------------------------------------------------------------------------------------------------------------
3.    Loans to stockholders / affiliates
- ----------------------------------------------------------------------------------------------------------------------
4.    Stock of subsidiaries
- ----------------------------------------------------------------------------------------------------------------------
5.    Corporate stocks
- ----------------------------------------------------------------------------------------------------------------------
6.    Bonds, mortgages and notes
- ----------------------------------------------------------------------------------------------------------------------
7.    New Jersey State and Local government obligations
- ----------------------------------------------------------------------------------------------------------------------
8.    All other government obligations
- ----------------------------------------------------------------------------------------------------------------------
9.    Patents and copyrights
- ----------------------------------------------------------------------------------------------------------------------
10.   Deferred charges
- ----------------------------------------------------------------------------------------------------------------------
11.   Goodwill
- ----------------------------------------------------------------------------------------------------------------------
12.   All other intangible personal property (itemize)
- ----------------------------------------------------------------------------------------------------------------------
13.   (total lines 1 to 12)
- ----------------------------------------------------------------------------------------------------------------------
14.   Land
- ----------------------------------------------------------------------------------------------------------------------
15.   Buildings and other improvements
- ----------------------------------------------------------------------------------------------------------------------
      (a)   Less accumulated depreciation                          (    )                                  (      )
- ----------------------------------------------------------------------------------------------------------------------
16.   Machinery and equipment                                       4722                                    15583
- ----------------------------------------------------------------------------------------------------------------------
      (a)   Less accumulated depreciation                           (945)                                   (4625)
- ----------------------------------------------------------------------------------------------------------------------
17.   Inventories
- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------
21.   Accounts payable                                                                                      72487
- ----------------------------------------------------------------------------------------------------------------------
22.   Mortgages, notes, bonds payable in less than 1 year (attach schedule)
- ----------------------------------------------------------------------------------------------------------------------
23.   Other current liabilities (attach schedule)
- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------
                            (b) common stock                        5000                                    5000
- ----------------------------------------------------------------------------------------------------------------------
28.   Paid-in or capital surplus
- ----------------------------------------------------------------------------------------------------------------------
29.   Retained earnings - appropriated (attach schedule)
- ----------------------------------------------------------------------------------------------------------------------
30.   Retained earnings - unappropriated                           (2497)                                  (7355)
- ----------------------------------------------------------------------------------------------------------------------
31.   Less cost of treasury stock
- ----------------------------------------------------------------------------------------------------------------------
32.   Total liabilities and Stockholder equity                      9253                                   89587
- ----------------------------------------------------------------------------------------------------------------------

                                                                   1996 - Page 5


- --------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                       FEDERAL ID NUMBER

Dov Pharmaceutical Inc.                                       22-3374365

- --------------------------------------------------------------------------------
SCHEDULE C RECONCILIATION OF INCOME PER BOOKS WITH INCOME PER RETURN (SEE
           INSTRUCTION 21)

- --------------------------------------------------------------------------------

3.    Excess of capital losses over capital gains
- --------------------------------------------------------------------------------
4. Income subject to tax not recorded on books this year (itemize)

      _______________________________
      _______________________________
- --------------------------------------------------------------------------------
5. Expenses recorded on books this year not deducted in this return (itemize)

      (a) Depreciation $____________________
      (b) Contributions Carryover $___________
      (c) Other (itemize) $50% T[ILLEGIBLE]E-1312
- --------------------------------------------------------------------------------
6.    Total of lines 1 through 5                                    1312

- --------------------------------------------------------------------------------
7. Income recorded on books this year not included in this return (itemize)

      (a) Tax-exempt interest $ _________________
      (b) _______________________________________
      (c) _______________________________________

- --------------------------------------------------------------------------------
8. Deductions in this tax return not charged against book income this year (itemize)

      (a) Depreciation $ ________________________

      (b) Contributions Carryover $ _____________

      ___________________________________________

- --------------------------------------------------------------------------------
9.    Total of lines 7 and 8

10.   Income (Item 28, Schedule A) - line 6 less 9


- --------------------------------------------------------------------------------
SCHEDULE C-1 ANALYSIS OF UNAPPROPRIATED RETAINED EARNINGS PER BOOKS (SEE
             INSTRUCTION 21)
- --------------------------------------------------------------------------------
1.    Balance at beginning of year                                  (2497)
- --------------------------------------------------------------------------------
2.    Net income per books                                          (4888)
- --------------------------------------------------------------------------------
3.    Other increases (itemize)
- --------------------------------------------------------------------------------
4.    Total of lines 1, 2 and 3                                     (7385)
- --------------------------------------------------------------------------------
5.    Distributions

      (a) Cash $ ___________________________

      (b) Stock $___________________________

      (c) Property $ _______________________
- --------------------------------------------------------------------------------
6.    Other decreases (itemize)
- --------------------------------------------------------------------------------
7.    Total of lines 5 and 6
- --------------------------------------------------------------------------------
8.    Balance end of year (line 4 less 7)                           (7385)
- --------------------------------------------------------------------------------

SCHEDULE E GENERAL INFORMATION (SEE INSTRUCTION 22) ALL TAXPAYERS MUST ANSWER
           THE FOLLOWING QUESTIONS. RIDERS MUST BE PROVIDED WHERE NECESSARY.
- --------------------------------------------------------------------------------

1.    Type of business Service
                       ---------------------------------------------------------
      Principal products handled Consulting
                                 -----------------------------------------------
      Internal Revenue Center where corresponding Federal tax return was filed Hottsville NY
            --------------------------------------------------------------------

2.    FINAL DETERMINATION OF NET INCOME BY FEDERAL GOVERNMENT (See Instruction
      15) Has a change or correction in the amount of taxable income of the reporting corporation or for any other corporation purchased, merged or consolidated with the reporting corporation, been finally determined by the Internal Revenue Service, and not previously reported to New Jersey? "Yes" or "No" No. IF "YES", an amended return must be filed.

3. Did one or more other corporations own beneficially, or control, a majority of the stock of taxpayer corporation or did the same interests own beneficially, or control, a majority of the stock of taxpayer corporation and of one or more other corporations? "Yes" or "No" No. If "Yes", give full information below (Attach rider if necessary).

- --------------------------------------------------------------------------------
                                     Percent of Stock
Name of Controlled Corporations     Owned or Controlled       By Whom Controlled
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

4. Is the capital stock of the taxpayer listed on any exchange? "Yes or No" No. If yes, specify exchanges where listed and submit taxpayer's
      Annual Report to stockholders for the period covered by this return.

5.    This question must be answered by domestic corporations only.

      (a) Does the taxpayer hold any personal property, including moneys, negotiable instruments, choses in action, interest, dividends, wages, debts or demands, stocks, bonds, deposits, and the accretions thereon, due or belonging to another where the owner, beneficial owner or person entitled to such property has been unknown, or where the whereabouts of such owner has been unknown, or where such personal property has been unclaimed for a period of fourteen successive years, (five successive years in the case of cash items such as money, wages, cash dividends, etc.) as of the last day of the accounting period covered in this return? "Yes or No" No.

      (b) If "Yes", itemize on a separate rider the nature of the property, value thereof and last known names and addresses of such owners or persons.

6. This question must be answered by corporations with income from sources outside the United States.

      (a) Is income from sources outside the United States included in entire net income at line 38 of Schedule A. "Yes or No" ________________.

      (b) If the answer is "No", set forth such items of gross income, the source, the deductions and the amount of foreign taxes paid thereon. Enter at line 33, Schedule A, the difference between the net of such income and the amount of foreign taxes paid thereon not previously deducted.

                                                                   1996 - Page 6


Dor Pharmaceutical Inc.                           22-3374365

- --------------------------------------------------------------------------------
SCHEDULE F CORPORATE OFFICERS - GENERAL INFORMATION AND COMPENSATION (See
           instruction 23)

- ------------------------------------------------------------------------------------------------------------------------------------
           (1)                           (2)                   (3)                 (4)                   (5)               (6)
                                                                              Dates Employed         Percent of
        Name and               Social Security Number         Title          in this position        Stock Owned        Amount of
Current Address of Officer                                                  From            To    Common Preferred    Compensation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          None
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
(a)   Total compensation of officers .............................................................................
                                                                                                                    ----------------
(b)   Less: Compensation of officers claimed elsewhere on the return .............................................
                                                                                                                    ----------------
(c)   Balance of compensation of officers (enter here and on Schedule A, line 12, page 2) ........................        -0-
- ------------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SCHEDULE H TAXES (See instructions 16(F) AND 24)
           Include all taxes paid or accrued during the accounting period wherever deducted on Schedule A.

- ---------------------------------------------------------------------------------------------------------------------
                                                          (1)               (2)               (3)               (4)
                                                      New Jersey        Other States        Federal            Total
                                                         Taxes             Taxes             Taxes
- ---------------------------------------------------------------------------------------------------------------------
(a)   Corporation Franchise Tax and/or Income Tax         100                                                   100
- ---------------------------------------------------------------------------------------------------------------------
(b)   Local Property Taxes
- ---------------------------------------------------------------------------------------------------------------------
(c)   U.C.C. or Payroll Taxes
- ---------------------------------------------------------------------------------------------------------------------
(d)   Other Taxes (attach rider)
- ---------------------------------------------------------------------------------------------------------------------
(*)   Total columns 1, 2 and 3 .......................................................................
                                                                                                      ---------------
(f)   Taxes paid to foreign countries and U.S. possessions ...........................................
                                                                                                      ---------------
(g)   Total *All Taxes ...............................................................................          100
- ---------------------------------------------------------------------------------------------------------------------

Form 1120          U.S. Corporation Income Tax Return          OMB No. 1545-0123
                                                                      1996

 For calendar year 1996 or tax year beginning _______, 1996, ending _______, 19
   > Instructions are separate. See Page 1 for Paperwork Reduction Act Notice.

Department of the Treasury
Internal Revenue Service

- --------------------------------------------------------------------------------
A Check if a:

1     Consolidated return (attach Form 851)

2     Personal holding co. (attach Sch. PH)

3 Personal service corp. (as defined in Temporary Regs. sec. 1.441-4T--see instructions)
- --------------------------------------------------------------------------------
Use IRS label. Otherwise, print or type.
- --------------------------------------------------------------------------------
Name

Dov Pharmaceutical Inc.
- --------------------------------------------------------------------------------
Number, street, and room or suite no. (If a P.O. box, see page 6 of instructions.)

400 Kelby Street Ste 1500
- --------------------------------------------------------------------------------
City or town, state, and ZIP code

Fort Lee NJ 07024
- --------------------------------------------------------------------------------
B Employer identification number

22 3374365
- --------------------------------------------------------------------------------
C Date incorporated

4/95
- --------------------------------------------------------------------------------
D Total assets (see page 6 of instructions)

$ 89587
- --------------------------------------------------------------------------------
E Check applicable boxes: (1) |_| Initial return (2) |_|Final return
                          (3) |_| Change of address
- --------------------------------------------------------------------------------

Income
- ------------------------------------------------------------------------------------------------------------
 1b   Gross receipts or sales 147736     b Less returns and allowances    c Bal >           1c   147736
                                                                                           -----------------
 2    Cost of goods sold (Schedule A, line 8) ......................................        2
                                                                                           -----------------
 3    Gross profit. Subtract line 2 from line 1c ...................................        3
                                                                                           -----------------
 4    Dividends (Schedule C, line 19) ..............................................        4
                                                                                           -----------------
 5    Interest .....................................................................        5
                                                                                           -----------------
 6    Gross rents ..................................................................        6
                                                                                           -----------------
 7    Gross royalties ..............................................................        7
                                                                                           -----------------
 8    Capital gain net income (attach Schedule D (Form 1120)) ......................        8
                                                                                           -----------------
 9    Net gain or (loss) from Form 4797, Part II, line 20 (attach Form 4797) .......        9
                                                                                           -----------------
10    Other income (see page 7 of instructions--attach schedule) ...................       10
                                                                                           -----------------
11    TOTAL INCOME. Add lines 3 through 10 .........................................       11    147736
                                                                                           -----------------
- ------------------------------------------------------------------------------------------------------------
Deductions (See Instructions for limitations on deductions.)
- ------------------------------------------------------------------------------------------------------------
12    Compensation of officers (Schedule E, line 4) ................................       12
                                                                                           -----------------
13    Salaries and wages (less employment credits) .................................       13
                                                                                           -----------------
14    Repairs and maintenance ......................................................       14       12D
                                                                                           -----------------
15    Bad debts ....................................................................       15        --
                                                                                           -----------------
16    Rents ........................................................................       16     11150
                                                                                           -----------------
17    Taxes and licenses ...........................................................       17
                                                                                           -----------------
18    Interest .....................................................................       18
                                                                                           -----------------
19    Charitable contributions (see page 8 of instructions for 10% limitation) .....       19
                                                                                           -----------------
20    Depreciation (attach Form 4562) ............................................20  3683
                                                                                  ---------
21    Less depreciation claimed on Schedule A and elsewhere on return ............21a      21b
                                                                                  --------------------------
22    Depletion ....................................................................       22      3683
                                                                                           -----------------
23    Advertising ..................................................................       23
                                                                                           -----------------
24    Pension, profit-sharing, etc., plans .........................................       24
                                                                                           -----------------
25    Employee benefit programs ....................................................       25
                                                                                           -----------------
26    Other deductions (attach schedule) ..See Schedule Attached....................       26    136359
                                                                                           -----------------
27    TOTAL DEDUCTIONS. Add lines 12 through 26 ....................................>      27    151312
                                                                                           -----------------
28    Taxable income before net operating loss deduction and special deductions.
      Subtract line 27 from line 11 ................................................       28    (3576)
                                                                                           -----------------
29    LESS: a Net operating loss deduction (see page 10 of instructions) 12/31/96 29a 614
                                                                                  ---------
            b Special deductions (Schedule C, line 20)                            29b      29c      614
- ------------------------------------------------------------------------------------------------------------

Tax and Payments
- ------------------------------------------------------------------------------------------------------------
30    Taxable income. Subtract line 29c from line 28 ...............................       30     (4190)
                                                                                           -----------------
31    Total tax (Schedule J, line 10) ..............................................       31        -0-
                                                                                           -----------------
32    PAYMENTS: A 1995 overpayment credited to 1996 32a
                                                    ---------------------
      b 1996 estimated tax payments                 32b
                                                    ---------------------
      c Less 1996 refund applied for on Form 4488   32c                   d Bal > 32d
                                                    ---------------------         ---------
      e Tax deposited with Form 7004                                              32e
                                                                                  ---------
      f Credit from regulated investment companies (attach Form 2439)             32f
                                                                                  ---------
      g Credit for Federal tax on fuels. (attach Form 4136). See instructions     32g      32h
                                                                                  --------------------------
33    Estimated tax penalty (see page 11 of instructions). Check if
      Form 2220 is attached .........................................................> |_| 33
                                                                                           -----------------
34    Tax due. If line 32h is smaller than the total of lines 31 and 33,
      enter amount owed                                                                    34    None
                                                                                           -----------------
35    Overpayment. If line 32h is larger than the total of lines 31 and 33,
      enter amount overpaid .........................................................      35
                                                                                           -----------------
36    Enter amount of line 35 you want: Credited to 1997 estimated tax >        Refunded > 36
- ------------------------------------------------------------------------------------------------------------

SIGN HERE

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than taxpayer) is based on all information of which preparer has any knowledge.

> --------------------------------------------- >  -----------------------------
  Signature of officer             Date            Title

- --------------------------------------------------------------------------------
PAID PREPARER'S USE ONLY

Preparer's Signature >           Date       Check if           Preparer's social
                                            self-employed |_|  security number
                                                               085 52 5897
- --------------------------------------------------------------------------------
Firm's name (or
yours if self-employed) > Joseph Randt CPA                  [ILLEGIBLE] >
and address               [ILLEGIBLE]                       ZIP code    > 10993
- --------------------------------------------------------------------------------
                                Cat. No. 11-4500

Form 1120 (1995)   Dov Pharmaceutical Inc. 22-3374365
- --------------------------------------------------------------------------------
SCHEDULE A COST OF GOODS SOLD (SEE PAGE 11 OF INSTRUCTIONS)
- --------------------------------------------------------------------------------

                                                      1         N/A
                                                     ---------------------------
                                                      2
                                                     ---------------------------
                                                      3
                                                     ---------------------------
                                                      4
        lines                                        ---------------------------
                                                      5
                                                     ---------------------------
                                                      6
                                                     ---------------------------
                                                      7
                                                     ---------------------------
                                                      8
                                                     ---------------------------

                                                     ---------------------------

- --------------------------------------------------------------------------------
SCHEDULE C DIVIDENDS AND SPECIAL DEDUCTIONS (SEE PAGE 12 OF INSTRUCTIONS.)

- -----------------------------------------------------------------------------------------------------------------------
                                                               (A) Dividends        (B) %      (C) Special deductions
                                                                   received                            (A) X (B)
- -----------------------------------------------------------------------------------------------------------------------
1     Dividends from less-than-20%-owned domestic
      corporations that are subject to the 70% deduction
      (other than debt-financed stock) .....................                        70
                                                                -------------------------------------------------------
2     Dividends from 20%-or-more-owned domestic
      corporations that are subject to the 80% deduction
      (other than debt-financed stock) .....................                        80
                                                                -------------------------------------------------------
3     Dividends on debt-financed stock of domestic and                              see
      foreign corporations (section 246A) ..................                    instructions
                                                                -------------------------------------------------------
4     Dividends on certain preferred stock of
      less-than-20%-owned public utilities .................                        42
                                                                -------------------------------------------------------
5     Dividends on certain preferred stock of
      20%-or-more-owned public utilities ...................                        48
                                                                -------------------------------------------------------
6     Dividends from less-than-20%-owned foreign
      corporations and certain FSCs that are subject to
      the 70% deduction ....................................                        70
                                                                -------------------------------------------------------
7     Dividends from 20%-or-more-owned foreign
      corporations and certain FSCs that are subject to
      the 80% deduction ....................................                        80
                                                                -------------------------------------------------------
8     Dividends from wholly owned foreign subsidiaries
      subject to the 100% deduction (section 245(b)) .......                       100
                                                                -------------------------------------------------------
9     TOTAL. Add lines 1 through 8. See page 12 of
      instructions for limitation ..........................
                                                                -------------------------------------------------------
10    Dividends from domestic corporations received by a
      small business investment company operating under
      the Small Business Investment Act of 1958 ............                       100
                                                                -------------------------------------------------------
11    Dividends from certain FSCs that are subject to
      the 100% deduction (section 245(c)(1)) ...............                       100
                                                                -------------------------------------------------------
12    Dividends from affiliated group members subject to
      the 100% deduction (section 243(a)(3)) ...............                       100
                                                                -------------------------------------------------------
13    Other dividends from foreign corporations not
      included on lines 3, 6, 7, 8, or 11 ..................
                                                                -------------------------------------------------------
14    Income from controlled foreign corporations under
      subpart F (attach Form(s) 5471) ......................
                                                                -------------------------------------------------------
15    Foreign dividend gross-up (section 78) ...............
                                                                -------------------------------------------------------
16    IC-DISC and former DISC dividends not included on
      lines 1, 2, or 3 (section 246(d)) ....................
                                                                -------------------------------------------------------
17    Other dividends ......................................
                                                                -------------------------------------------------------
18    Deduction for dividends paid on certain preferred
      stock of public utilities ............................
                                                                -------------------------------------------------------
19    TOTAL DIVIDENDS. Add lines 1 through 17. Enter
      here and on line 4, page 1 ........................... >
                                                                -------------------------------------------------------

20    Total special deductions. Add lines 9, 10, 11, 12, and 18.
      Enter here and on line 29b, page 1 ........................................................... >
- -----------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SCHEDULE E  COMPENSATION OF OFFICERS (See instructions for line 12, page 1.)
            COMPLETE SCHEDULE E ONLY IF TOTAL RECEIPTS (LINE 1A PLUS LINES 4 THROUGH 10 ON PAGE 1, FORM 1120) ARE $500,000 OR MORE.

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                         Percent of corporation
                                                    (c) Percent of             stock owned
(a) Name of officer  (b) Social security number    time devoted to      --------------------------      (f) Amount of compensation
                                                       business         (d) Common   (e) Preferred
- -----------------------------------------------------------------------------------------------------------------------------------
1 N/A                                                            %               %               %          None
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                 %               %               %
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                 %               %               %
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                 %               %               %
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                 %               %               %
- -----------------------------------------------------------------------------------------------------------------------------------

2     Total compensation of officers .......................
                                                                                                   --------------------------------
3     Compensation of officers claimed on Schedule A and
      elsewhere on return ..................................
                                                                                                   --------------------------------
4     Subtract line 3 from line 2. Enter the result here
      and on line 12, page 1 ...............................                                                None
- -----------------------------------------------------------------------------------------------------------------------------------

Form 1120 (1996)                   Dov Pharmaceutical                 22-3374365
- --------------------------------------------------------------------------------
SCHEDULE J           TAX COMPUTATION (SEE PAGE 13 OF INSTRUCTIONS.)
- --------------------------------------------------------------------------------

1     Check if the corporation is a member of a controlled group
      (see sections 1561 and 1563) ............................................. .........> |_|
      IMPORTANT: Members of a controlled group, see instructions on page 13.

2a If the box on line 1 is checked, enter the corporation's share of the $50,000, $25,000, and $9,925,000 taxable income brackets (in that order):

      (1) $_____________  (2) $_____________  (3) $_____________

 b    Enter the corporation's share of:

      (1) Additional 5% tax (not more than $11,750)    $_____________
      (2) Additional 3% tax (not more than $100,000)   $_____________

3     Income tax. Check this box if the corporation is a qualified personal service corporation as defined in section 448(d)(2)
      (see instructions on page 13) ......................................................> |_|    3
                                                                                                 ---------------

4a    Foreign tax credit (attach Form 1118)                                   4a
                                                                             -----------------
 b    Possessions tax credit (attach Form 5735)                               4b
                                                                             -----------------
 c    Check: |_| Nonconventional source fuel credit                           4c
                                                                             -----------------
             |_| QEV credit (attach Form 8834)

 d General business credit. Enter here and check which forms are attached:

      |_| 3800  |_| 3466  |_| 5884  |_| 6478  |_| 6765  |_| 8586  |_| 8830

      |_| 8826  |_| 8835  |_| 8844  |_| 8845  |_| 8846  |_| 8820  |_| 8847    4d
                                                                             -----------------

 e    Credit for prior year minimum tax (attach Form 8827)                    4e
                                                                             -----------------
5     TOTAL CREDITS. Add lines 4a through 4e                                                       5
                                                                                                 ---------------

6     Subtract line 5 from line 3                                                                  6
                                                                                                 ---------------

7     Personal holding company tax (attach Schedule PH (Form 1120))                                7
                                                                                                 ---------------

8     Recapture taxes. Check if from: Form 4255 Form 8611                                          8
                                                                                                 ---------------

9     Alternative minimum tax (attach Form 4626)                                                   9
                                                                                                 ---------------

10    TOTAL TAX. Add lines 6 through 9. Enter here and on line 31, page 1                         10
- ----------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SCHEDULE K OTHER INFORMATION (SEE PAGE 15 OF INSTRUCTIONS.)
- --------------------------------------------------------------------------------
                                                                    YES     NO
- --------------------------------------------------------------------------------
1     Check method of accounting: a |_| Cash
      b |X| Accrual c |_| Other (specify) > ......................

2     See page 17 of the instructions and state the principal:

a     Business activity code no. > 8980

b     Business activity > Consulting

c     Product or service > Service

3     Did the corporation at the end of the tax year own,
      directly or indirectly, 50% or more of the voting stock
      of a domestic corporation? (For rules of attribution,
      see section 267(c).) .......................................          X

      If "Yes," attach a schedule showing: (a) name and identifying number, (b) percentage owned, and (c) taxable income or (loss) before NOL and special deductions of such corporation for the tax year ending with or within your tax year.

4     Is the corporation a subsidiary in an affiliated group
      or a parent-subsidiary controlled group? ...................          X

      If "Yes," enter employer identification number and name
      of the parent corporation ..................................

5     Did any individual, partnership, corporation, estate or
      trust at the end of the tax year own, directly or
      indirectly, 50% or more of the corporation's voting
      stock? (For rules of attribution, see section 267(c).) .....          X

      If "Yes," attach a schedule showing name and identifying
      number. (Do not include any information already entered
      in 4 above.) Enter percentage owned > ......................

6     During this tax year, did the corporation pay dividends
      (other than stock dividends and distributions in
      exchange for stock) in excess of the corporation's
      current and accumulated earnings and profits? (See secs.
      301 and 316.) ..............................................          X

      If "Yes," file Form 5452. If this is a consolidated return, answer here for the parent corporation and on FORM 851, Affiliations Schedule, for each subsidiary.

7     Was the corporation a U.S. shareholder of any controlled
      foreign corporation? (See sections 951 and 957.) ...........          X

      If "Yes," attach Form 5471 for each such corporation.
      Enter number of Forms 5471 attached > ......................

8     At any time during the 1996 calendar year, did the
      corporation have an interest in or a signature or other
      authority over a financial account (such as a bank
      account, securities account, or other financial account)
      in a foreign country?                                                 X

      If "Yes," the corporation may have to file Form TD F
      90-22.1.

      If "Yes," enter name of foreign country ....................

9     During the tax year, did the corporation receive a
      distribution from, or was it the grantor of, or
      transferor to, a foreign trust? If "Yes," see page 16 of
      the instructions for other forms the corporation may
      have to file ...............................................          X

10    Did one foreign person at any time during the tax year
      own, directly or indirectly, at least 25% of: (a) the
      total voting power of all classes of stock of the
      corporation entitled to vote, or (b) the total value of
      all classes of stock of the corporation? If "Yes,"                    X

a     Enter percentage owned > ...................................

b     Enter owner's country > ....................................

c     The corporation may have to file Form 5472. Enter number
      of Forms 5472 attached > ...................................

11 Check this box if the corporation issued publicly offered debt instruments with original issue discount > |_|

      If so, the corporation may have to file Form 8281.

12    Enter the amount of tax-exempt interest received or
      accrued during the tax year > $ ............................

13 If there were 35 or fewer shareholders at the end of the tax year, enter the number > 8

14 If the corporation has an NOL for the tax year and is electing to forego the carryback period, check here |X|

15    Enter the available NOL carryover from prior tax years
      (Do not reduce it by any deduction on line 29a.) > $ 614
- --------------------------------------------------------------------------------

Form 1120 (1996)                   Dov Pharmaceutical                 22-3374365
- --------------------------------------------------------------------------------

SCHEDULE L BALANCE SHEETS PER BOOKS                                  Beginning of tax year              End of tax year
- ----------------------------------------------------------------------------------------------------------------------------
                               ASSETS                                   (a)        (b)                (c)            (d)
                                                                    --------------------------------------------------------
1     Cash .......................................................                5476                              1317
                                                                    --------------------------------------------------------
2a    Trade notes and accounts receivable ........................                                   77315
                                                                    --------------------------------------------------------
 b    Less allowance for bad debts ...............................   (    )                          (    )         77315
                                                                    --------------------------------------------------------
3     Inventories ................................................
                                                                    --------------------------------------------------------
4     U.S. government obligations ................................
                                                                    --------------------------------------------------------
5     Tax-exempt securities (see instructions) ...................
                                                                    --------------------------------------------------------
6     Other current assets (attach schedule) .....................
                                                                    --------------------------------------------------------
7     Loans to stockholders ......................................
                                                                    --------------------------------------------------------
8     Mortgage and real estate loans .............................
                                                                    --------------------------------------------------------
9     Other investments (attach schedule) ........................
                                                                    --------------------------------------------------------
10a   Buildings and other depreciable assets .....................   4722                            15583
                                                                    --------------------------------------------------------
  b   Less accumulated depreciation ..............................  (945)         3777               (4628)         10955
                                                                    --------------------------------------------------------
11a   Depletable assets ..........................................
                                                                    --------------------------------------------------------
  b   Less accumulated depletion .................................  (    )                           (    )
                                                                    --------------------------------------------------------
12    Land (net of any amortization) .............................
                                                                    --------------------------------------------------------
13a   Intangible assets (amortizable only) .......................
                                                                    --------------------------------------------------------
  b   Less accumulated amortization ..............................  (    )                           (    )
                                                                    --------------------------------------------------------
14    Other assets (attach schedule) .............................
                                                                    --------------------------------------------------------
15    Total assets ...............................................                9253                              89587
- ------------------------------------------------------------------------------------------------------------------------------------
      LIABILITIES AND STOCKHOLDERS' EQUITY

16    Accounts payable ...........................................                                                  72487
                                                                    --------------------------------------------------------
17    Mortgages, notes, bonds payable in less than 1 year ........
                                                                    --------------------------------------------------------
18    Other current liabilities (attach schedule) ................
                                                                    --------------------------------------------------------
19    Loans from stockholders ....................................                6750                              19485
                                                                    --------------------------------------------------------
20    Mortgages, notes, bonds payable in 1 year or more ..........
                                                                    --------------------------------------------------------
21    Other liabilities (attach schedule) ........................
                                                                    --------------------------------------------------------
22    Capital stock: a Preferred stock
                     b Common stock ..............................                5000                              5000
                                                                    --------------------------------------------------------
23    Paid-in or capital surplus .................................
                                                                    --------------------------------------------------------
24    Retained earnings--Appropriated (attach schedule) ..........
                                                                    --------------------------------------------------------
25    Retained earnings--Unappropriated ..........................               (2497)                            (7385)
                                                                    --------------------------------------------------------
26    Less cost of treasury stock ................................               (    )                            (    )
                                                                    --------------------------------------------------------
27    Total liabilities and stockholders' equity .................                9253                              89587
                                                                    --------------------------------------------------------

- --------------------------------------------------------------------------------
NOTE: YOU ARE NOT REQUIRED TO COMPLETE SCHEDULES M-1 AND M-2 BELOW IF THE TOTAL ASSETS ON LINE 15, COLUMN (D) OF SCHEDULE L ARE LESS THAN $25,000.
- --------------------------------------------------------------------------------
SCHEDULE M-1 RECONCILIATION OF INCOME (LOSS) PER BOOKS WITH INCOME PER RETURN
             (See page 16 of instructions.)
- --------------------------------------------------------------------------------

1     Net income (loss) per books ................................     (4888)
                                                                    ------------
2     Federal income tax .........................................
                                                                    ------------
3     Excess of capital losses over capital gains ................
                                                                    ------------
4     Income subject to tax not recorded on books this year
      (itemize): .................................................
                                                                    ------------
5     Expenses recorded on books this year not deducted on this
      return (itemize): ..........................................

      a    Depreciation ..........  $ ________________

      b    Contributions carryover  $ ________________

      c    Travel and entertainment $      1312
                                      ----------------

6     Add lines 1 through 5 ......................................      1312
                                                                    ------------
7 Income recorded on books this year not included on this return (itemize):

      Tax-exempt interest $ ....................
                                                                    ------------
8     Deductions on this return not charged against book income this year
      (itemize):

      a     Depreciation             $ ________________

      b     Contributions carryover  $ ________________

9     Add lines 7 and 8
                                                                    ------------
10    Income (line 28, page 1)--line 6 less line 9                     (3576)
                                                                    ------------

- --------------------------------------------------------------------------------
SCHEDULE M-2 ANALYSIS OF UNAPPROPRIATED RETAINED EARNINGS PER BOOKS (LINE 25, SCHEDULE L)
- --------------------------------------------------------------------------------
1     Balance at beginning of year ...............................     (2497)
                                                                    ------------
2     Net income (loss) per books ................................     (4888)
                                                                    ------------
3     Other increases (itemize): .................................
                                                                    ------------
4     Add lines 1, 2, and 3 ......................................     (7385)
                                                                    ------------
5     Distributions: a     Cash ..................................
                                                                    ------------
                     b     Stock .................................
                                                                    ------------
                     c     Property ..............................
                                                                    ------------
6     Other decreases (itemize): .................................
                                                                    ------------
7     Add lines 5 and 6 ..........................................
                                                                    ------------
8     Balance at end of year (line 4 less line 7) ................     (7385)
                                                                    ------------
- --------------------------------------------------------------------------------
                    [RECYCLE LOGO] Printed on recycled paper

Form 4562                 DEPRECIATION AND AMORTIZATION        OMB No. 1545-0172
                   (INCLUDING INFORMATION ON LISTED PROPERTY)        1996
Department of the Treasury                     Attach this form    Attachment
Internal Revenue Service (99) See instructions  to your return   Sequence No. 67
- --------------------------------------------------------------------------------
Name(s) shown on return

Dov Pharmaceutical Inc.
- --------------------------------------------------------------------------------
Business or activity to which this form relates

Form 1120
- --------------------------------------------------------------------------------
Identifying number

22-3374365
- --------------------------------------------------------------------------------
PART I      ELECTION TO EXPENSE CERTAIN TANGIBLE PROPERTY (SECTION 179) (NOTE:
            IF YOU HAVE ANY "LISTED PROPERTY," COMPLETE PART V BEFORE YOU
            COMPLETE PART I.)
- --------------------------------------------------------------------------------

1     Maximum dollar limitation. If an enterprise zone
      business, see the instructions ...........................................      1      $17,500
                                                                                    ------------------
2     Total cost of section 179 property placed in service.
      See the instructions .....................................................      2
                                                                                    ------------------
3     Threshold cost of section 179 property before reduction
      in limitation ............................................................      3     $200,000
                                                                                    ------------------
4     Reduction in limitation. Subtract line 3 from line 2. If
      zero or less, enter -0- ..................................................      4            0
                                                                                    ------------------
5     Dollar limitation for tax year. Subtract line 4 from
      line 1. If zero or less, enter -0-. If married filing
      separately, see instructions .............................................      5       17,000
                                                                                    ------------------
- -----------------------------------------------------------------------------------------
      (a) Description of property     (b) Cost (business use only)    (c) Elected cost

- -----------------------------------------------------------------------------------------
6
- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------
7     Listed property. Enter amount from line 27                 7                   0
                                                              ---------------------------
8     Total elected cost of section 179 property. Add amounts
      in column (c), lines 6 and 7 .............................................      8            0
                                                                                    ------------------
9     Tentative deduction. Enter the smaller of line 5 or line 8 ...............      9            0
                                                                                    ------------------
10    Carryover of disallowed deduction from 1995. See the instructions ........     10
                                                                                    ------------------
11    Business income limitation. Enter the smaller of business
      income (not less than zero) or line 5 (see instructions) .................     11       17,500
                                                                                    ------------------
12    Section 179 expense deduction. Add lines 9 and 10, but
      do not enter more than line 11 ...........................................     12            0
                                                                                    ------------------
13    Carryover of disallowed deduction to 1997. Add lines 9
      and 10, less line 12 .................................    13                   0
                                                              ---------------------------

- --------------------------------------------------------------------------------
NOTE: DO NOT USE PART II OR PART III BELOW FOR LISTED PROPERTY (AUTOMOBILES, CERTAIN OTHER VEHICLES, CELLULAR TELEPHONES, CERTAIN COMPUTERS, OR PROPERTY USED FOR ENTERTAINMENT, RECREATION, OR AMUSEMENT). INSTEAD, USE PART V FOR LISTED PROPERTY.
- --------------------------------------------------------------------------------
PART II     MACRS DEPRECIATION FOR ASSETS PLACED IN SERVICE ONLY DURING YOUR
            1997 TAX YEAR (DO NOT INCLUDE LISTED PROPERTY.)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                           > |_|
- --------------------------------------------------------------------------------
      SECTION B--GENERAL Depreciation System (GDS) (See the instructions.)
- --------------------------------------------------------------------------------

                        (b) Month and    (c) Basis for depreciation
  (a) Classification    year placed in     (business/investment use   (d) Recovery   (e) Convention    (f) Method   (G) Depreciation
      of property          service          only--see instructions)       period                                        deduction
- ------------------------------------------------------------------------------------------------------------------------------------
15a 3-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  b 5-year property                               10860                    5yr.            MY             MACRS          2172
- -----------------------                  -------------------------------------------------------------------------------------------
  c 7-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  d 10-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  e 15-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  f 20-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  g 25-year property                                                       25 yrs.                         S/L
- ------------------------------------------------------------------------------------------------------------------------------------
  h Residential rental                                                    27.7 yrs.        MM              S/L
    property           -------------------------------------------------------------------------------------------------------------
                                                                          27.5 yrs.        MM              S/L
- ------------------------------------------------------------------------------------------------------------------------------------
  i Nonresidential                                                        39 yrs.          MM              S/L
    real property      -------------------------------------------------------------------------------------------------------------
                                                                                           MM              S/L
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
16a Class life                                                                                             S/L
- -----------------------                  -------------------------------------------------------------------------------------------
  b 12-year                                                               12 yrs.                          S/L
- ------------------------------------------------------------------------------------------------------------------------------------
  c 40-year                                                               40 yrs.          MM              S/L
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
17  GDS and ADS deductions for assets placed in service in tax years beginning before 1996 ....................    17    15.1
                                                                                                                 -------------------
18  Property subject to section 168(f)(1) election ............................................................    18
                                                                                                                 -------------------
19  ACRS and other depreciation ...............................................................................    19    3683
- ------------------------------------------------------------------------------------------------------------------------------------
20  Listed property. Enter amount from line 26 ................................................................    20       6
                                                                                                                 -------------------
21  Total. Add deductions on line 12, lines 15 and 16 in column (g), and lines 17 through 20.
    Enter here and on the appropriate lines of your return. Partnerships and S corporations--see instructions .    21       0
                                                                                                                 -------------------
22  For assets shown above and placed in service during the current year, enter the portion of the basis attributable to section 263A costs ...............................................  22
- ------------------------------------------------------------------------------------------------------------------------------------

                            Dov Pharmaceutical, Inc.

                                   22-3374365

Form 1120 page 1 line 26 other deductions:

Consulting --                                   45700

Professional Fees --                            72872

Office/Postage --                                1447

Auto --                                            21

Bank Charges --                                    63

Books/Publications --                             205

Computer Supplies --                             2442

License/Fees --                                    50

Dues/Subscriptions --                             639

Gifts --                                          209

Insurance --                                      113

Travel --                                        7118

Supplies --                                       288

Telephone --                                     3880

Entertainment(50%) --                            1312
                                               ------
Total Other Expenses                           136359
                                               ======

Form 4562                 DEPRECIATION AND AMORTIZATION        OMB No. 1545-0172

                   (INCLUDING INFORMATION ON LISTED PROPERTY)        1997
Department of the Treasury                                       Attachment
Internal Revenue Service (99)                                    Sequence No. 67
- --------------------------------------------------------------------------------
Name(s) shown on return

Dov Pharmaceutical Inc.
- --------------------------------------------------------------------------------
Business or activity to which this form relates

Form 1120
- --------------------------------------------------------------------------------
Identifying number

22-3374365
- --------------------------------------------------------------------------------
PART I      ELECTION TO EXPENSE CERTAIN TANGIBLE PROPERTY (SECTION 179) (NOTE:
            IF YOU HAVE ANY "LISTED PROPERTY," COMPLETE PART V BEFORE YOU
            COMPLETE PART I.)
- --------------------------------------------------------------------------------

1     Maximum dollar limitation. If an enterprise zone
      business, see of the instructions ........................................      1      $18,000
                                                                                    ------------------
2     Total cost of section 179 property placed in service.
      See the instructions .....................................................      2
                                                                                    ------------------
3     Threshold cost of section 179 property before reduction
      in limitation ............................................................      3     $200,000
                                                                                    ------------------
4     Reduction in limitation. Subtract line 3 from line 2. If
      zero or less, enter ......................................................      4            0
                                                                                    ------------------
5     Dollar limitation for tax year. Subtract line 4 from
      line 1. If zero or less, enter -0-. If married filing
      separately, see the instructions .........................................      5       18,000
                                                                                    ------------------
- -----------------------------------------------------------------------------------------
      (a) Description of property     (b) Cost (business use only)    (c) Elected cost

- -----------------------------------------------------------------------------------------
6
- -----------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------
7     Listed property. Enter amount from line 27                 7                   0
                                                              ---------------------------
8     Total elected cost of section 179 property. Add amounts
      in column (c), lines 6 and 7                                                    8            0
                                                                                    ------------------
9     Tentative deduction. Enter the smaller of line 5 or line 8                      9            0
                                                                                    ------------------
10    Carryover of disallowed deduction from 1996. See the instructions              10
                                                                                    ------------------
11    Business income limitation. Enter the smaller of
      business income (not less than zero) or line 5 (see
      instructions)                                                                  11       18,000
                                                                                    ------------------
12    Section 179 expense deduction. Add lines 9 and 10, but
      do not enter more than line 11                                                               0
                                                                                    ------------------
13    Carryover of disallowed deduction to 1998. Add lines 9
      and 10, less line 12                                      13                   0
                                                              ---------------------------

- --------------------------------------------------------------------------------
NOTE: DO NOT USE PART II OR PART III BELOW FOR LISTED PROPERTY (AUTOMOBILES, CERTAIN OTHER VEHICLES, CELLULAR TELEPHONES, CERTAIN COMPUTERS, OR PROPERTY USED FOR ENTERTAINMENT, RECREATION, OR AMUSEMENT). INSTEAD, USE PART V FOR LISTED PROPERTY.
- --------------------------------------------------------------------------------
PART II     MACRS DEPRECIATION FOR ASSETS PLACED IN SERVICE ONLY DURING YOUR
            1997 TAX YEAR (DO NOT INCLUDE LISTED PROPERTY.)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                           > |_|
- --------------------------------------------------------------------------------
                    SECTION B--GENERAL ASSET ACCOUNT ELECTION
- --------------------------------------------------------------------------------

                        (b) Month and    (c) Basis for depreciation
  (a) Classification    year placed in     (business/investment use   (d) Recovery   (e) Convention    (f) Method   (G) Depreciation
      of property          service          only--see instructions)       period                                        deduction
- ------------------------------------------------------------------------------------------------------------------------------------
15a 3-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  b 5-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  c 7-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  d 10-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  e 15-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  f 20-year property
- -----------------------                  -------------------------------------------------------------------------------------------
  g 25-year property                                                       25 yrs.                         S/L
- ------------------------------------------------------------------------------------------------------------------------------------
  h Residential rental                                                    27.7 yrs.        MM              S/L
                       -------------------------------------------------------------------------------------------------------------
    property                                                              27.5 yrs.        MM              S/L
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                           39 yrs.         MM              S/L
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                           MM              S/L
- -----------------------                  -------------------------------------------------------------------------------------------

- -----------------------                  -------------------------------------------------------------------------------------------

- -----------------------                  -------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
17  GDS and ADS deductions for assets placed in service in tax years beginning before 1997                         17
                                                                                                                 -------------------
18  Property subject to section 168(f)(1) election                                                                 18
                                                                                                                 -------------------
19  ACRS and other depreciation                                                                                    19    4382
                                                                                                                 -------------------
20  Listed property. Enter amount from line 26                                                                     20       0
                                                                                                                 -------------------
21  TOTAL. Add deductions on line 12, lines 15 and 16 in column (g), and lines 17 through 20.
    Enter here and on the appropriate lines of your return. Partnerships and S corporations--see instructions      21    4382
                                                                                                                 -------------------
22  For assets shown above and placed in service during the current year, enter the portion of the
    basis attributable to section 263A costs                                                  22
- ------------------------------------------------------------------------------------------------------------------------------------

  1997             NEW JERSEY CORPORATION BUSINESS TAX RETURN    1997 - Page 1
CBT-100   FOR TAXABLE YEARS ENDING JULY 31, 1997 THROUGH JUNE 30, 1998

         Taxable year beginning ______, 19__, and ending _________, 19__

===================================================================================================================================
Place the lable below. Make necessary corrections on              State and date of incorporation NJ   4/95
this label. Otherwise type or print the requested                                                 ---------------------------------
information. Check if address change appears below |_|            Date authorized to do business in N.J.  4/95
- --------------------------------------------------------------                                          ---------------------------
FEDERAL EMPLOYER I.D. NUMBER           N.J. CORPORATION NUMBER    Date first began business in N.J. 4/95
      22-3374365                                                                                   --------------------------------
- --------------------------------------------------------------    Federal business activity code 8980
CORPORATION NAME                                                                                 ----------------------------------
      DOV Pharmaceutical Inc.                                     Corporation books are in the care of Taxpayer
- --------------------------------------------------------------                                        -----------------------------
MAILING ADDRESS                                                   at 400 Kelby St, Fort Lee, NY 07024
Fort Lee           NJ                   07204                       ---------------------------------------------------------------
- --------------------------------------------------------------
CITY              STATE                     ZIP CODE              Telephone Number(_____) _________________________________________
                                                                  -----------------------------------------------------------------
    Total assets $_____________________________________                                    DIVISION USE

    |_| Check if initial return |_|Check if 1120-S filer              AP      NP         A_______________ R _______________
    |_| Check if final return


- -----------------------------------------------------------------------------------------------------------------------------------
                       PAGES 1 AND 2 MUST BE COMPLETED ON THIS FORM. ONLY EXACT COPIES MAY BE SUBSTITUTED.
- -----------------------------------------------------------------------------------------------------------------------------------
1. Entire net income from Schedule A, line 38 ..................................................   1.             -a-
                                                                                                   --------------------------------
2. Allocation factor from Schedule J, Part III, line 5. Non-allocating taxpayers should not make
   an entry on line 2 ..........................................................................   2.
                                                                                                   --------------------------------
3. Allocated net income - Multiply line 1 by line 2. Non-allocating taxpayers must enter the
amount from line 1 on this line ................................................................   3.             -0-
                                                                                                   --------------------------------
4. a) Total nonoperational income $________________ (Schedule O, Part I) (see instruction 32)
   b) Allocated New Jersey nonoperational income (Schedule O, Part III) ........................   4(b)
                                                                                                   --------------------------------
5. Total operational and nonoperational income (line 3 plus line 4(b)) .........................   5.             -0-
                                                                                                   --------------------------------
6. Investment Company - Enter 25% of line 1 ....................................................   6.
                                                                                                   --------------------------------
7. Real Estate Investment Trust - Enter 4% of line 1 ...........................................   7.
                                                                                                   --------------------------------
8. Tax Base - Enter amount from line 5, 6 or 7, whichever is applicable ........................   8.
                                                                                                   --------------------------------
9. AMOUNT OF TAX - Multiply line 8 by .09 or, if applicable, by .075 (see instruction 11(a))
   (see instruction 11(d) for minimum tax requirements) ........................................   9.             200
                                                                                                   --------------------------------
10. Credit for taxes paid to other jurisdictions (see instruction 29(a)) .......................   10.
                                                                                                   --------------------------------
11. Subtract line 10 from line 9 ...............................................................   11.            200
                                                                                                   --------------------------------
12. Tax Credits (from Schedule A-3) (see instruction 39) .......................................   12.
                                                                                                   --------------------------------
                                                                                                                  200
                                                                                                   --------------------------------
13. TOTAL TAX LIABILITY - line 11 minus line 12 ................................................   13.
                                                                                                   --------------------------------
14. INSTALLMENT PAYMENT (see instruction 39) ...................................................   14.
                                                                                                   --------------------------------
15. Total of line 13 plus line 14 ..............................................................   15.            200
                                                                                                   --------------------------------
16. PAYMENTS & CREDITS (see instruction 40)                                                        16.
                                                                                                   --------------------------------
17. Balance of Tax Due - line 15 minus line 16 .................................................   17.            200
                                                                                                   --------------------------------
18. Penalty and Interest Due - (see instructions 7(d) and 4t)

    Penalty ___________________ Interest__________________.................................Total   18.
                                                                                                   --------------------------------
19. Interest from CBT-150 (see instruction 42) (Attach Form CBT-160) ...........................   19.
                                                                                                   --------------------------------
20. Total Balance Due - line 17 plus line 18 plus line 19 ......................................   20.
                                                                       ------------------------------------------------------------
21. If line 16 is greater than line 15 plus line 18 plus line 19                                            DIVISION USE
    enter the amount of overpayment ............................       $
                                   ----------------------------------------------------------------
23. Amount of Item 22 to be        Credited to 1998 return             Refunded
                                                                       $
- -----------------------------------------------------------------------------------------------------------------------------------

                                           SIGNATURE AND VERIFICATION (SEE INSTRUCTION 14)

            I declare under the penalties provided by law, that this return (including any accompanying schedules and statements)
has been examined by me and to the best of my knowledge and belief is a true, correct and complete return. If the return is prepared by a person other than the taxpayer, his declaration is based on all the information relating to the matters required to be reported in the return of which he has knowledge.

- -----------------------------------------------------------------------------------------------------------------------------------
       (Date)            (Signature of Duly Authorized Officer of Taxpayer)                                        (Title)

- -----------------------------------------------------------------------------------------------------------------------------------
       (Date)             (Signature of Individual Preparing Return)                (Address)               (Preparer's ID Number)

- ------------------------------------------------------------------------------------------------------------------------------------
                          (Name of Tax Preparer's Employer)                         (Address)               (Employer's ID Number)

SCHEDULE A   COMPUTATION OF ENTIRE NET INCOME (SEE INSTRUCTION 16)

         EVERY CORPORATION MUST COMPLETE LINES 1 - 38 OF THIS SCHEDULE, ONLY THOSE TAXPAYERS WHO FILE AN UNCONSOLIDATED FEDERAL FORM 1120 ARE PERMITTED TO SUBMIT A COPY OF SUCH RETURN IN LIEU OF COMPLETING LINES
                                  1 - 28 BELOW.

================================================================================================================================
1. Gross receipts or sales ______________ Less returns and allowances _____________ .............    1   See Federal
                                                                                                   -----------------------------
2. Less: Cost of goods sold (Schedule A-2, line 8) ..............................................    2     1120
                                                                                                   -----------------------------
3. Gross profit - Subtract line 2 from line 1 ...................................................    3    Attached
                                                                                                   -----------------------------
4. Dividends ....................................................................................    4
                                                                                                   -----------------------------
5. Interest .....................................................................................    5
                                                                                                   -----------------------------
6. Gross rents ..................................................................................    6
                                                                                                   -----------------------------
7. Gross royalties ..............................................................................    7
                                                                                                   -----------------------------
8. Capital gain net income (attach separate Federal Schedule D) .................................    8
                                                                                                   -----------------------------
9. Net gain or (loss) from Federal Form 4797 (attach Federal Form 4797) .........................    9
                                                                                                   -----------------------------
10. Other income (attach schedule) ..............................................................   10
                                                                                                   -----------------------------
11. TOTAL INCOME - Add lines 3 through 10 .......................................................   11
                                                                                                   -----------------------------
12. Compensation of officers (Schedule F) .......................................................   12
                                                                                                   -----------------------------
13. Salaries and wages __________________ Less jobs credit __________________ Balance ...........   13
                                                                                                   -----------------------------
14. Repairs (Do not include capital expenditures) ...............................................   14
                                                                                                   -----------------------------
15. Bad debts ...................................................................................   15
                                                                                                   -----------------------------
16. Rents .......................................................................................   16
                                                                                                   -----------------------------
17. Taxes .......................................................................................   17
                                                                                                   -----------------------------
18. Interest ....................................................................................   18
                                                                                                   -----------------------------
19. Contributions ...............................................................................   19
                                                                    ------------------------------------------------------------
20. Depreciation from Federal Form 4562 (attach copy) ............. 20
                                                                    -----------------------------
21. Less depreciation claimed in Schedule A and elsewhere on return 21(a)                           21(b)
                                                                    ------------------------------------------------------------
22. Depletion ...................................................................................   22
                                                                                                   -----------------------------
23. Advertising .................................................................................   23
                                                                                                   -----------------------------
24. Pension, profit-sharing plans, etc ..........................................................   24
                                                                                                   -----------------------------
25. Employee benefit programs ...................................................................   25
                                                                                                   -----------------------------
26. Other deductions (attach schedule) ..........................................................   26
                                                                                                   -----------------------------
27. TOTAL DEDUCTIONS - Add lines 12 through 26 ..................................................   27
                                                                                                   -----------------------------
28. Taxable income before net operating loss deductions and special deductions (line 11 less line 27 must agree with line 28, page 1 of the Unconsolidated Federal Form 1120, or the appropriate line item from the Federal Forms 1120-IC-DISC, 1120-FSC or 1120-A, whichever is applicable. 1120-S filers who have not elected to be New Jersey S Corporations must report
    the amount from line 7, Schedule S-1 of the CBT-100.) (see instructions 8(b) and 16(c))         28     154
- --------------------------------------------------------------------------------------------------------------------------------


                             NEW JERSEY ADJUSTMENTS
                  LINES 29 - 38 MUST BE COMPLETED ON THIS FORM

- ------------------------------------------------------------------------------------------------
29. Interest on Federal, State, Municipal and other obligations not included in Item 5 above
    (see instruction 16(d)) .....................................................................   29
                                                                                                   -----------------------------
30. Environmental taxes deducted above (see instruction 16(e)) ..................................   30
                                                                                                   -----------------------------
31. New Jersey State and other states taxes deducted above (see instruction 16(f)) ..............   31
                                                                                                   -----------------------------
32. Depreciation and other adjustments from Schedule S (see instruction 37) .....................   32
                                                                                                   -----------------------------
33. (a) Deduction for Foreign Taxes paid, withheld or deemed paid. (see instruction 16(h)) ......   33(a)
                                                                                                   -----------------------------
    (b) Other deductions. Explain on separate rider. (see instruction 16(h)) ....................   33(b)
                                                                                                   -----------------------------
    (c) Other additions. Explain on separate rider. (see instruction 16(h)) .....................   33(c)
                                                                                                   -----------------------------
    (d) Elimination of nonoperational activity (Schedule O, Part I) .............................   33(d)
                                                                                                   -----------------------------
34. Entire net income before net operating loss deduction and dividend exclusion (total of
    lines 28 through 33 inclusive) ..............................................................   34            154
                                                                                                   =============================
35. Net operating loss deduction from Schedule A-1 (see instructions 16(i) and 17) ..............   35            154
                                                                                                   =============================
36. Entire Net Income before dividend exclusion (line 34 minus line 35) .........................   36            -0-
                                                                                                   -----------------------------
37. Dividend Exclusion from Schedule R, line 5. (see instruction 16(j)) .........................   37
                                                                                                   -----------------------------
38. ENTIRE NET INCOME (line 36 minus line 37 - carry to page 1, line 1) .........................   38            -0-
- --------------------------------------------------------------------------------------------------------------------------------

                                                                 1997-C - Page 3
- --------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                  FEDERAL ID NUMBER
            DOV Pharmacuetical Inc.                         22-3374365
- --------------------------------------------------------------------------------
SCHEDULE A-1 NET OPERATING LOSS DEDUCTION AND CARRYOVER (SEE INSTRUCTIONS 16(I) AND 17)
- --------------------------------------------------------------------------------

                              (1)                    (2)                            (3)                           (4)
                                                 Loss Reported         Add N.J. ENI Adj.'s Excluding
                        Fiscal Year Ended    on Schedule A, line 28        the Dividend Exclusion                Amount
- ---------------------------------------------------------------------------------------------------------------------------------
N.J. NOL'S            1.   12/31/95                  614                             0                        (      614    )
                         --------------------------------------------------------------------------------------------------------
                      2.   12/31/96                 3576                           100                        (     3476    )
                         --------------------------------------------------------------------------------------------------------
                      3.                                                                                      (             )
                         --------------------------------------------------------------------------------------------------------
                      4.                                                                                      (             )
                         --------------------------------------------------------------------------------------------------------
                      5.                                                                                      (             )
                         --------------------------------------------------------------------------------------------------------
                      6.                                                                                      (             )
                         --------------------------------------------------------------------------------------------------------
                      7.                                                                                      (             )
- ---------------------------------------------------------------------------------------------------------------------------------
N.J. NOLCS Used       8.   12/31/97                                                                                   154
                         ------------------                                                                  --------------------
                      9.
                         ------------------                                                                  --------------------
                     10.
                         ------------------                                                                  --------------------
                     11.
                         ------------------                                                                  --------------------
                     12.
                         ------------------                                                                  --------------------
                     13.
                         ------------------                                                                  --------------------
                     14.
- ---------------------------------------------------------------------------------------------------------------------------------
N.J. NOL Carryover   15. Total lines 1 - 14, Column 4 ......................................................        3936
- ---------------------------------------------------------------------------------------------------------------------------------
SCHEDULE A-2      COST OF GOODS SOLD

1. Inventory at beginning of year ..................................................................   1.
                                                                                                     ----------------------------
2. Purchases .......................................................................................   2.
                                                                                                     ----------------------------
3. Cost of labor ...................................................................................   3.           N/A
                                                                                                     ----------------------------
4. Additional section 263A costs ...................................................................   4.           N/A
                                                                                                     ----------------------------
5. Other costs (attach schedule) ...................................................................   5.
                                                                                                     ----------------------------
6. Total - Add lines 1 through 5 ...................................................................   6.
                                                                                                     ----------------------------
7. Inventory at end of year ........................................................................   7.
                                                                                                     ----------------------------
8. Cost of goods sold - Subtract line 7 from line 6. Enter here and on Schedule A, line 2 ..........   8.
- ---------------------------------------------------------------------------------------------------------------------------------
SCHEDULE A-3 SUMMARY OF TAX CREDITS (SEE INSTRUCTION 38)
- ---------------------------------------------------------------------------------------------------------------------------------
1. New Jobs Investment Tax Credit from Form 304 ....................................................   1.
                                                                                                     ----------------------------
2. EITHER: a) Urban Enterprise Zone Employee Tax Credit from Form 300
   OR      b) Urban Enterprise Zone Investment Tax Credit from Form 301 ............................   2.
                                                                                                     ----------------------------
3. Redevelopment Authority Project Tax Credit from Form 302 ........................................   3.           N/A
                                                                                                     ----------------------------
4. Recycling Equipment Tax Credit from Form 303 ....................................................   4.           N/A
                                                                                                     ----------------------------
5. Manufacturing Equipment and Employment Investment Tax Credit from Form 305 ......................   5.
                                                                                                     ----------------------------
6. Research and Development Tax Credit from Form 306 ...............................................   6.
                                                                                                     ----------------------------
7. Employer Trip Reduction Plan - Ride Share Tax Credit from Form 307 ..............................   7.
                                                                                                     ----------------------------
8. Total tax credits taken on this return - Add lines 1 through 7.
   Enter here and on page 1, line 12 ...............................................................   8.
- ---------------------------------------------------------------------------------------------------------------------------------

                                                                 1997-C - Page 4
DOV Pharmaceutical Inc.                                        22-3374365
- --------------------------------------------------------------------------------

SCHEDULE B   BALANCE SHEET AS OF 12/31, 1995

             Figures appearing below must be the same as year-end figures shown on the taxpayer's books. If not, explain and reconcile on rider. Consolidated returns are not permitted.

- -----------------------------------------------------------------------------------------------------------------------------------
                            ASSETS                                      BEGINNING OF THE TAX YEAR                 END OF TAX YEAR
- -----------------------------------------------------------------------------------------------------------------------------------
1.  Cash                                                                          1317                                 40654
- -----------------------------------------------------------------------------------------------------------------------------------
2.  Trade notes and accounts receivable                                            733                                 77875
- -----------------------------------------------------------------------------------------------------------------------------------
    (a) Reserve for bad debts                                             (                     )                  (           )
- -----------------------------------------------------------------------------------------------------------------------------------
3.  Loans to stockholders / affiliates
- -----------------------------------------------------------------------------------------------------------------------------------
4.  Stock of subsidiaries
- -----------------------------------------------------------------------------------------------------------------------------------
5.  Corporate stocks
- -----------------------------------------------------------------------------------------------------------------------------------
6.  Bonds, mortgages and notes
- -----------------------------------------------------------------------------------------------------------------------------------
7.  New Jersey State and Local government obligations
- -----------------------------------------------------------------------------------------------------------------------------------
8.  All other government obligations
- -----------------------------------------------------------------------------------------------------------------------------------
9.  Patents and copyrights
- -----------------------------------------------------------------------------------------------------------------------------------
10. Deferred charges
- -----------------------------------------------------------------------------------------------------------------------------------
11. Goodwill
- -----------------------------------------------------------------------------------------------------------------------------------
12. All other intangible personal property (itemize)
- -----------------------------------------------------------------------------------------------------------------------------------
13. TOTAL INTANGIBLE PERSONAL PROPERTY (total lines 1 to 12)                     78632                                118529
- -----------------------------------------------------------------------------------------------------------------------------------
14. Land
- -----------------------------------------------------------------------------------------------------------------------------------
15. Buildings and other improvements
- -----------------------------------------------------------------------------------------------------------------------------------
    (a) Less accumulated depreciation (                                   (                     )                  (           )
- -----------------------------------------------------------------------------------------------------------------------------------
16. Machinery and equipment                                                      15583                                 15583
- -----------------------------------------------------------------------------------------------------------------------------------
    (a) Less accumulated depreciation                                     (       4628          )                  (    9010   )
- -----------------------------------------------------------------------------------------------------------------------------------
17. Inventories
- -----------------------------------------------------------------------------------------------------------------------------------
18. All other tangible personal (net) (itemize on rider)
- -----------------------------------------------------------------------------------------------------------------------------------
19. TOTAL REAL AND TANGIBLE PERSONAL PROPERTY (total lines 14 to 18)             10955                                  6573
- -----------------------------------------------------------------------------------------------------------------------------------
20. Total assets (add lines 13 and 19)                                           89587                                125102
- -----------------------------------------------------------------------------------------------------------------------------------
    LIABILITIES AND STOCKHOLDER'S EQUITY
- -----------------------------------------------------------------------------------------------------------------------------------
21. Accounts payable                                                             72457                                125296
- -----------------------------------------------------------------------------------------------------------------------------------
22. Mortgages, notes, bonds payable in less than 1 year (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
23. Other current liabilities (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
24. Loans from stockholders / affiliates                                         19485                                  7328
- -----------------------------------------------------------------------------------------------------------------------------------
25. Mortgages, notes, bonds payable in 1 year or more (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
26. Other liabilities (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
27. Capital stock: (a) Preferred stock
- -----------------------------------------------------------------------------------------------------------------------------------
                   (b) common stock                                               5000                                  5000
- -----------------------------------------------------------------------------------------------------------------------------------
28. Paid-in or capital surplus
- -----------------------------------------------------------------------------------------------------------------------------------
29. Retained earnings - appropriated (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
30. Retained earnings - unappropriated                                           (7385)                               (12522)
- -----------------------------------------------------------------------------------------------------------------------------------
31. Less cost of treasury stock
- -----------------------------------------------------------------------------------------------------------------------------------
32. Total liabilities and stockholder's equity (total lines 21 to 32)            89587                                125102
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                 1997-C - Page 5


- --------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                        FEDERAL ID NUMBER

DOV Pharmaceutical Inc.                                        22-3374365
- --------------------------------------------------------------------------------

SCHEDULE C    RECONCILIATION OF INCOME PER BOOKS WITH INCOME PER RETURN
              (SEE INSTRUCTION 21)

- ------------------------------------------------------------------------------------------------------------------------------------
1. Net income per books                            (5137)             7. Income recorded on books this year not
- -----------------------------------------------------------------        included in this return (itemize)
2. Federal income tax
- -----------------------------------------------------------------
3. Excess of capital losses over capital gains                           (a) Tax-exempt interest $ _______________       1
- -----------------------------------------------------------------
4. Income subject to tax not recorded on                                 (b) _____________________________________
   books this year (itemize)
                                                                         (c) _____________________________________
   -------------------------------------------                        --------------------------------------------------------------
                                                                      8. Deductions in this tax return not charged
   -------------------------------------------                           against book income this year (itemize)
- -----------------------------------------------------------------
                                                                         (a) Depreciation $ _______________________
5. Expenses recorded on books this year not
   deducted in this return (itemize)                                     (b) Contributions Carryover $ ____________

(a) Depreciation $______________________
                                                                         ------------------------------------
(b) Contributions Carryover $___________                              --------------------------------------------------------------

(c) Other (itemize) $ TIE 5291                      5291              9. Total of lines 7 and 8
                     -------------------
- ------------------------------------------------------------------------------------------------------------------------------------
6. Total of lines 1 through 5                        154             10. Income (Item 28, Schedule A) - line 6 less 9          154
- ------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE C-1                        ANALYSIS OF UNAPPROPRIATED RETAINED EARNINGS PER BOOKS (SEE INSTRUCTION 21)
- ------------------------------------------------------------------------------------------------------------------------------------
1. Balance at beginning of year                     7385              5. Distributions
- ------------------------------------------------------------------
2. Net income per books                            (5137)               (a) Cash $ ___________________________
- ------------------------------------------------------------------
3. Other increases (itemize)                                            (b) Stock $___________________________

   -------------------------                                             (c) Property $_______________________
                                                                      --------------------------------------------------------------
   -------------------------                                          6. Other decreases (itemize)

   -------------------------                                             -------------------------

   -------------------------                                             -------------------------
                                                                      --------------------------------------------------------------
   -------------------------                                          7. Total of lines 5 and 6
- ------------------------------------------------------------------------------------------------------------------------------------
4. Total of lines 1, 2 and 3                     (12522)              8. Balance end of year (line                         (12522)
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                   _________________________________________________________________________________________________________________
                              ______________________________________________________________________________________________________
                                                                           _________________________________________________________
   _______________________
   _______________________
- ------------------------------------------------------------------------------------------------------------------------------------
                                                        Percent of Stock
      Name of Controlled Corporations                  Owned or Controlled                       By Whom Controlled
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
4. Is the capital stock of the taxpayer listed on any exchange? "Yes or No" No. If yes, specify exchanges where listed and submit taxpayer's Annual Report to stockholders for the period covered by this return.

5. This question must be answered by domestic corporations only -
   (a) Does the taxpayer hold any personal property, including moneys, negotiable instruments, choses in action, interest, dividends, wages, debts or demands, stocks, bonds, deposits, and the accretions thereon, due or belonging to another where the owner, beneficial owner or person entitled to such property has been unknown, or where the whereabouts of such owner has been unknown, or where such personal property has been unclaimed for a period of fourteen successive years, (five successive years in the case of cash items such as money, wages, cash dividends, etc.) as of the last day of the accounting period covered in this return? "Yes or No" No.
   (b) If "Yes", itemize on a separate rider the nature of the property, value thereof and last known names and addresses of such owners or persons.

6. THIS QUESTION MUST BE ANSWERED BY CORPORATIONS WITH INCOME FROM SOURCES OUTSIDE THE UNITED STATES.
   (a) Is income from sources outside the United States included in entire net income at line 38 of Schedule A. "Yes or No"
      _________ .
   (b) If the answer is "No", set forth such items of gross income, the source, the deductions and the amount of foreign taxes paid thereon. Enter at line 33, Schedule A, the difference between the net of such income and the amount of foreign taxes paid thereon not previously deducted.

                                                                 1997-C - Page 6


DOV Pharmaceutical Inc.                                        22-3374365
- --------------------------------------------------------------------------------

SCHEDULE F CORPORATE OFFICERS - GENERAL INFORMATION AND COMPENSATION (SEE INSTRUCTION 23)
- ------------------------------------------------------------------------------------------------------------------------------------
                (1)                            (2)            (3)        (4)                   (5)                 (6)
                                                                     Dates Employed   Percent of Corporation
Name and Current Address of Officer  Social Security Number  Title  in this position       Stock Owned            Amount of
                                                                     From       To       Common    Preferred    Compensation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      None
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
(a) Total compensation of officers .........................................................................
                                                                                                             -----------------------
(b) Less: Compensation of officers claimed elsewhere on the return  ........................................
                                                                                                             -----------------------
(c) Balance of compensation of officers (enter here and on Schedule A, line 12, page 2) ....................           -0-
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE H        TAXES (SEE INSTRUCTIONS 16(F) AND 24)
                  Include all taxes paid or accrued during the accounting period wherever deducted on Schedule A.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                               (1)            (2)            (3)                  (4)
                                                           New Jersey    Other States      Federal               Total
                                                              Taxes          Taxes           Taxes
- ------------------------------------------------------------------------------------------------------------------------------------
(a) Corporation Franchise Tax and/or Income Tax
- ------------------------------------------------------------------------------------------------------------------------------------
(b) Local Property Taxes
- ------------------------------------------------------------------------------------------------------------------------------------
(c) U.C.C. or Payroll Taxes
- ------------------------------------------------------------------------------------------------------------------------------------
(d) Other Taxes (attach rider)
- ------------------------------------------------------------------------------------------------------------------------------------
(e) Total Columns 1, 2 and 3 ............................................................................
                                                                                                           -------------------------
(f) Taxes paid to foreign countries and U.S. possessions ................................................
                                                                                                           -------------------------
(g) Total All Taxes .....................................................................................
- ------------------------------------------------------------------------------------------------------------------------------------

                                                          OMB No. 1545-0123 U.S.
Form 1120                                                 ----------------------
Department of the Treasury                                        1997
Internal Revenue Service
                        US. Corporation Income Tax Return
        For calendar year 1997 OR tax year beginning....1997, ending.... 19...
   Instructions are Separate. See Page 1 for Paperwork Reduction Act Notice.
- --------------------------------------------------------------------------------
^ Check if a:

1 Consolidated return                           NC 22-3374365 DEC97 SI9 8980MP      B  Employer Identification Number
  (attach Form 851) |_|                         DOV PHARMACEUTICAL INC           ---------------------------------------------------
2 Personal holding co.            [ILLEGIBLE]   400 KELBY PL STE 1600               C  Date incorporated
  (attach Sch. PH)  |_|                         FORT LEE NJ 07024           I                         4/95
3 Personal service corp.                                                    R    ---------------------------------------------------
  (as defined in Temporary                                                  S       D  Total assets (see page 5 of instructions)
  Regs. sec. 1.441-IT--                                                          ---------------------------------------------------
  see instructions) |_|                                                             S  125102

- -----------------------------------------------------------------------------------------------------------------------------------
E Check applicable boxes:    (1) |_| Initial return   (2) |_| Final return    (3) |_| Change of address
- -----------------------------------------------------------------------------------------------------------------------------------
              1a Gross receipts or sales | 4575524 | b Less returns and allowances |______________|___| c Bal >     1c    451552
                                                                                                                   ----------------
              2  Cost of goods sold (Schedule A, line 8) ........................................................   2
                                                                                                                   ----------------
              3  Gross profit. Subtract line 2 from line 1c .....................................................   3     451552
                                                                                                                   ----------------
              4  Dividends (Schedule C, line 19) ................................................................   4
                                                                                                                   ----------------
  Income      5  Interest .......................................................................................   5
                                                                                                                   ----------------
              6  Gross rents ....................................................................................   6
                                                                                                                   ----------------
              7  Gross royalties ................................................................................   7
                                                                                                                   ----------------
              8  Capital gain net income (attach Schedule D (Form 1120)) ........................................   8
                                                                                                                   ----------------
              9  Net gain or (loss) from Form 4797, Part II, line 16 (attach Form 4797) .........................   9
                                                                                                                   ----------------
              10 Other income (see page 6 of instructions--attach schedule) .....................................  10
                                                                                                                   ----------------
              11 Total income. Add lines 3 through 10 ..........................................................>  11     451552
- -----------------------------------------------------------------------------------------------------------------------------------
              12 Compensation of officers (Schedule E, line 4) ..................................................  12
                                                                                                                   ----------------
              13 Salaries and wages (less employment credits) ...................................................  13
                                                                                                                   ----------------
              14 Repairs and maintenance ........................................................................  14         28
                                                                                                                   ----------------
              15 Bad debts ......................................................................................  15
                                                                                                                   ----------------
              16 Rents ..........................................................................................  16      21480
                                                                                                                   ----------------
              17 Taxes and licenses .............................................................................  17
                                                                                                                   ----------------
              18 Interest .......................................................................................  18        136
                                                                                                                   ----------------
 Deductions   19 Charitable contributions (see page 8 of instructions for 10% limitation) .......................  19
    (See                                                                                                           ----------------
instructions  20 Depreciation (attach Form 4562) ........................................ 20   4382
    for                                                                                   -----------------------
limitations   21 Less depreciation claimed on Schedule A and elsewhere on return .......  21a                      21b      4382
     on                                                                                   -----------------------------------------
 Deductions   22 Depletion ......................................................................................  22
                                                                                                                   ----------------
              23 Advertising ....................................................................................  23        320
                                                                                                                   ----------------
              24 Pension, profit-sharing, etc., plans ...........................................................  24
                                                                                                                   ----------------
              25 Employee benefit programs ......................................................................  25
                                                                                                                   ----------------
              26 Other deductions (attach schedule) .............................................................  26     425052
                                                                                                                   ----------------
              27 Total deductions. Add lines 12 through 26 ......................................................  27     457398
                                                                                                                   ----------------
              28 Taxable income before net operating loss deduction and special deductions.
                 Subtract line 27 from line 11 ..................................................................  28        154
                                                                                                                   ----------------
              29a Less: a Net operating loss deduction (see page 19 of instructions) (2/31/95 29a    154
                                                                                              -------------------
                        b Special deductions (Schedule C, line 20)                            29b                  29c       154
- -----------------------------------------------------------------------------------------------------------------------------------
              30 Taxable income. Subtract line 29c from line 28 .................................................  30      None
                                                                                                                   ----------------
              31 Total tax (Schedule J, line 10) ................................................................  31
                                                                                                                   ----------------
              32 Payments: a 1996 overpayment credited to 1997 32a
                                                               -----------------------
               b 1997 estimated tax payments ..................32b
                                                               -----------------------
               c Less 1997 refund applied for on Form 4466.....32c  (                ) d Bal > 32d
                                                               -----------------------         -----------------
  Tax and
 Payments     e Tax deposited with Form 7004 ................................................ 32e
                                                                                               -----------------

              f Credit for tax paid on undistributed capital gains (attach Form 2433) ....... 32f
                                                                                               -----------------
              g Credit for Federal tax on fuels (attach Form 4136). See instructions .........32g                  32h
                                                                                               -----------------   ----------------
              33 Estimated tax penalty (see page 10 of instructions). Check if Form 2220 is attached ......> |_|   33
                                                                                                                   ----------------
              34 Tax due. If line 32h is smaller than the total of lines 31 and 33, enter amount owed ...........  34     None
                                                                                                                   ----------------
              35 Overpayment, If line 32h is larger than the total of lines 31 and 33, enter amount overpaid ....  35
                                                                                                                   ----------------
              Enter amount of line 35 you want: Credited to 1998 estimated tax >                     Refunded    > 36
- -----------------------------------------------------------------------------------------------------------------------------------
                 Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of
Sign             preparer (other than taxpayer) is based on all information of which
Here             preparer has any knowledge.

                 >
                  --------------------------------------------------        > -----------------------------------------------------
                  Signature of officer                Date                    Title
- -----------------------------------------------------------------------------------------------------------------------------------
                 Preparer's                           Date                                        Preparer's social security number
Paid             Signature >                                               Check if
Preparer's                                                                 Self-employed |_|
Use Only         ------------------------------------------------------------------------------------------------------------------
                 Firm's name for                                                  EIN      >
                 yours if self-employed    >    -----------------------------------------------------------------------------------
                 and address                                                      Zip code >
- -----------------------------------------------------------------------------------------------------------------------------------
                                                              Cat. No. 114500

Form 1120 (1997)           DOV Pharmaceutical, Inc.     22-3374365       Page 2
- --------------------------------------------------------------------------------
Schedule A Cost of Goods Sold (See page 11 of instructions.)
- --------------------------------------------------------------------------------
1

2

3

4

5

6

7

8

9a

       |_|

  (ii)

 b

 c

 d If the LIFO Inventory menthod was used for this tax
   year, enter percentage (or amounts) of closing           --------------------
 e

 f

- ------------------------------------------------------------------------------------------------------------------------------------
Schedule C  Dividends and Special Deductions (See page 11 of            (a) Dividends           (b) %       (c) Special deductions
            Instructions.)                                                  received                              (a) x  (b)
- ------------------------------------------------------------------------------------------------------------------------------------
1  Dividends from less-than-20%-owned domestic corporations that
   are subject to the 70% deduction (other than debt-financed stock)....                         70
                                                                          ---------------------------------------------------------
2  O i v i i from 20%-or-more-owned domestic corporations that are
   subject to the 80% deduction (other than debt-financed stock) .......                        80
                                                                          ---------------------------------------------------------
3  Dividends debt-financed stock of domestic and foreign corporations                            see
   (section 246A) ......................................................                     instructions
                                                                          ---------------------------------------------------------
4  Dividends on certain preferred stock of less-than-20%-owned public
   utilities ...........................................................                          42
                                                                          ---------------------------------------------------------
5  Dividends on certain preferred stock of 20%-or-more-owned public
   utilities ...........................................................                          48
                                                                          ---------------------------------------------------------
6  Dividends from less-than-20%-owned foreign corporations and certain
   FSCs that are subject to the 70% deduction ..........................                          70
                                                                          ---------------------------------------------------------
7  Dividends from 20%-or-more-owned foreign corporations and certain
   FSCs that are subject to the 80% deduction ..........................                          80
                                                                          ---------------------------------------------------------
8  Dividends from wholly owned foreign subsidiaries subject to the 100%
   deduction (section 245(b)) ..........................................                         100
                                                                          ---------------------------------------------------------
9  Total. Add lines 1 through 8. See page 12 of instructions for limitation ..........................................................
                                                                          ---------------------------------------------------------
10 Dividends from domestic corporations received by a small business investment company operating under the Small Business Investment
   Act of 1958 .........................................................                         100
                                                                          ---------------------------------------------------------
11 Dividends from certain FSCs that are subject to the 100% deduction
   (section 245(c)(1)) .................................................                         100
                                                                          ---------------------------------------------------------
12 Dividends from affiliated group members subject to the 100%
   deduction (section 243(a)(3)) .......................................                         100
                                                                          ---------------------------------------------------------
13 Other dividends from foreign corporations not included on lines
   3, 6, 7, 8, or 11 ...................................................
                                                                          ----------------
14 Income from controlled foreign corporations under subpart F
   (attach Form(s) 5471) ...............................................
                                                                          ----------------
15 Foreign dividend gross-up (section 78) ..............................
                                                                          ----------------
16 IC-DISC and former DISC dividends not included on lines 1, 2, or 3 (section 246(d)) ...............................................
                                                                          ----------------
17 Other dividends .....................................................
                                                                          ----------------
18 Deduction for dividends paid on certain preferred stock of public utilities ....................................................
                                                                                                             -----------------------
19 Total dividends. Add lines 1 through 17. Enter here and on line 4, page 1 ..............................................................
                                                                          ----------------
20 Total special deductions. Add lines 9, 10, 11, 12, and 18. Enter here and on line 29b, page 1 ..............................................................................>
- ------------------------------------------------------------------------------------------------------------------------------------
Schedule E Compensation of Officers (See instructions for line 12, page 1.)
           Complete Schedule E only if total receipts (line 1a plus lines 4 through 10 on page 1, Form 1120) are $500,000 or more.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                               Percent of corporation
                                                          (c)  Percent of            stock owned
    (a) Name of officer     (b) Social security number     time devoted to  --------------------------    (f) Amount of compensation
                                                              business      (d) Common    (e) Preferred
- ------------------------------------------------------------------------------------------------------------------------------------
1             N/A                                                        %           %                %              None
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                         %           %                %
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                         %           %                %
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                         %           %                %
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                         %           %                %
- ------------------------------------------------------------------------------------------------------------------------------------
2 Total compensation of officers .......................................................................
                                                                                                         ---------------------------
3 Compensation of officers claimed on Schedule A and elsewhere on return ...............................
                                                                                                         ---------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

Form 1120 (1997)    DOV Pharmaceutical Inc.   22-3374365                 Page 3

- ------------------------------------------------------------------------------------------------------------------------------------
Schedule J Tax Computation (see page 12 of instructions.)
- ------------------------------------------------------------------------------------------------------------------------------------
 1  Check if the corporation is a member of a controlled group (see sections 1561 and 1563) ............. > |_|
    Important: Members of a controlled group, see instructions on page 13.

 2a If the box on line 1 is checked, enter the corporation's share of the $50,000, $25,000, and $9,925,000 taxable income brackets (in that order):

    (1) |$________|___|   (2)|$_________|___|  (3) |$_________|___|$

  b Enter the corporation's share of:

    (1) Additional 5% tax (not more than $11,750) |$_________|___|
    (2) Additional 3% tax (not more than $100,000) |$_________|___|

 3  Income tax. Check this box if the corporation is a qualified personal service corporation
    as defined in section 448(d)(2) (see instructions on page 13)......................................... > |_|  3 None
                                                                                                                 -------------------

 4a Foreign tax credit (attach Form 1118) ......................................................... 4a

  b Possessions tax credit (attach Form 5735) ..................................................... 4b

  c Check: |_| Nonconventional source fuel credit |_| QEV credit (attach Form 8834) ............... 4c

  d General business credit. Enter here and check which forms are attached:           |_| 3800
    |_| 3468            |_| 5884       |_| 6478      |_| 6765    |_| 8588   |_| 8830  |_| 8526
    |_| 8835            |_| 8844       |_| 8845      |_| 8846    |_| 8820   |_| 8847  |_| 8851 .... 4d

  e Credit for prior year minimum tax (attach Form 8827) .......................................... 4e

 5  Total credits. Add lines 4a through 4e .....................................................................  5
                                                                                                                 -------------------
 6  Subtract line 5 from line 3 ................................................................................  6
                                                                                                                 -------------------
 7  Personal holding company tax (attach Schedule PH (Form 1120)) ..............................................  7
                                                                                                                 -------------------
 8  Recapture taxes. Check if from:  |_| Form 4255  |_| Form 8611...............................................  8
                                                                                                                 -------------------
 9  Alternative minimum tax (attach Form 4626) .................................................................  9
                                                                                                                 -------------------
10  Total tax. Add lines 6 through 9. Enter here and on line 31, page 1 ........................................  10    None
- ------------------------------------------------------------------------------------------------------------------------------------
Schedule K  Other Information (see page 14 instructions)
- ------------------------------------------------------------------------------------------------------------------------------------
1  Check method of accounting: a |_| Cash                  Yes No  7   Was the corporation a U.S. shareholder of any         Yes No
    b |X| Accrual c |_| Other (specify) > _________________            controlled foreign corporation? (See sections 951 and.    X
                                                                       957.)
2  See page 16 of the instructions and state the principal:
   |_| Business activity code no. > 8980                               If "Yes," attach Form 5471 for each such corporation.
   b Business activity > Consulting                                    Enter number of Forms 5471 attached ................
   c Product or service > Service
                                                                   8   At any time during the 1997 calendar year, did the
3  At the end of the tax year, did the corporation own,                corporation have an interest in or a signature or
   directly or indirectly, 50% or more of the voting stock             other authority over a financial account (such as a
   of a domestic corporation? (For rules of attribution, see           bank account, securities account, or other financial
   section 267(c).) ........................................    X      account) in a foreign country? > .....................    X

   If "Yes," attach a schedule showing: (a) name and                   If "Yes," the corporation may have to file Form TD F
   identifying number, (b) percentage owned, and (c) taxable           90-22.1.
   income or (loss) before NOL and special deductions of
   such corporation for the tax year ending with or within             If "Yes," enter name of foreign country >...........
   your tax year.
                                                                   9   During the tax year, did the corporation receive a
4  Is the corporation a subsidiary in an affiliated group or           distribution from, or was it the grantor of, or
   a parent-subsidiary controlled group? ..................     X      transferor to, a foreign trust? If "Yes," see page 15
                                                                       of the instructions for other forms the corporation
   If "Yes," enter employer identification number and name             may have to file .....................................    X
   of the parent corporation > ____________________________
                                                                   10  At any time during the tax year, did one foreign person
   --------------------------------------------------------            own, directly or indirectly, at least 25% of: (a)
                                                                       the total voting power of all classes of stock of the
5  At the end of the tax year, did any individual,                     corporation entitled to vote, or (b) the total value of
   partnership, corporation, estate or trust own, directly or          all classes of stock of the corporation? If "Yes,"        X
   indirectly, 50% or more of the corporation's voting
   stock? (For rules of attribution, see section 267(c).)..     X    a Enter percentage owned >______________________________
                                                                       country >_____________________________________________
   If "Yes," attach a schedule showing name and identifying
   number. (Do not include any information already entered           b Enter owner's country >_______________________________
   in 4 above.) Enter percentage owned >___________________          c The corporation may have to file Form 5472. Enter
                                                                        number of Forms 5472 attached >______________________
6  During this tax year, did the corporation pay dividends
   (other than stock dividends and distributions in exchange         11 Check this box if the corporation issued publicly
   for stock) in excess of the corporation's current and                offered debt instruments with original issue discount   |_|
   accumulated earnings and profits? (See secs. 301 and
   316.)...................................................     X       If so, the corporation may have to file Form 8281.

   If "Yes," file Form 5452. If this is a consolidated               12 Enter the amount of tax-exempt interest received or
   return, answer here for the parent corporation and on                accrued during the tax year o $ _____________________
   Form 851, Affiliations Schedule, for each subsidiary.
                                                                     13 If there were 35 or fewer shareholders at the end of
                                                                        the tax year, enter the number > 3

                                                                     14 If the corporation has an NOL for the tax year and is
                                                                        electing to forego the carryback period, check here ^

                                                                     15 Enter the available NOL carryover from prior tax years
                                                                        (Do not reduce it by any deduction on line 29a.) > $ 4190
- ------------------------------------------------------------------------------------------------------------------------------------

Form 1120 (1997)     DOV Phamaceutical Inc   22-3374365                  Page 4

- ------------------------------------------------------------------------------------------------------------------------------------
Schedule L Balance Sheets per Books                        Beginning of tax year                            End of tax year
- ------------------------------------------------------------------------------------------------------------------------------------
                        Assets                            (a)                 (b)                         (c)            (d)
                                                   ------------------------------------------------------------------------------
 1  Cash ..........................................                           1317                                      40654
                                                                        ---------------                             -------------
 2a Trade notes and accounts receivable ..........     77315                                             77875
                                                   --------------                                    --------------
  b Less allowance for bad debts ..................(            )            77315                   (            )     77875
                                                   ------------------------------------------------------------------------------
 3  Inventories ...................................
                                                                        ---------------                             -------------
 4  U.S. government obligations ...................
                                                                        ---------------                             -------------
 5  Tax-exempt securities (see instructions) ......
                                                                        ---------------                             -------------
 6  Other current assets (attach schedule) ........
                                                                        ---------------                             -------------
 7  Loans to stockholders .........................
                                                                        ---------------                             -------------
 8  Mortgage and real estate loans ................
                                                                        ---------------                             -------------
 9  Other investments (attach schedule) ...........
                                                                        ---------------                             -------------
10a Buildings and other depreciable assets ........    15583                                             15583
                                                   --------------                                    --------------
  b Less accumulated depreciation .................(    4628   )             10155                        9010           6573
                                                   ------------------------------------------------------------------------------
11a Depletable assets .............................
                                                   --------------                                    --------------
  b Less accumulated depletion ....................
                                                   ------------------------------------------------------------------------------
12 Land (net of any amortization) .................
                                                                        ---------------                             -------------
13a Intangible assets (amortizable only)
                                                   ---------------                             -------------
  b Less accumulated amortization .................
                                                   ------------------------------------------------------------------------------
14 Other assets (attach schedule) .................
                                                                        ---------------                             -------------
15 Total assets ...................................                          89587                                       125102
- ---------------------------------------------------------------------------------------------------------------------------------
   Liabilities and Stockholders' Equity ...........

16 Accounts payable ...............................                          72487                                       125286
                                                                        ---------------                             -------------
17 Mortgages, notes, bonds payable in less
   than 1 year ....................................
                                                                        ---------------                             -------------
18 Other current liabilities (attach schedule)
                                                                        ---------------                             -------------
19 Loans from stockholders ........................                          19485                                         7328
                                                                        ---------------                             -------------
20 Mortgages, notes, bonds payable in 1 year
   or more ........................................
                                                                        ---------------                             -------------
21 Other liabilities (attach schedule) ............
                                                                        ---------------                             -------------
22 Capital stock: a Preferred stock ...............
                                                   --------------                                    --------------
                  b Common stock ..................                           5000                                         5000
                                                   ------------------------------------------------------------------------------
23 Additional paid-in or capital surplus
                                                                        ---------------                             -------------
24 Retained earnings--Appropriated (attach
   schedule) ......................................
                                                                        ---------------                             -------------
25 Retained earnings--Unappropriated ..............                          (7385)                                    (12522)
                                                                        ---------------                             -------------
26 Adustments to shareholders' equity (attach
   schedule) ......................................
                                                                        ---------------                             -------------
27 Less cost of treasury stock ....................
                                                                        ---------------                             -------------
28 Total liabilities and stockholders' equity .....                          82587                                      125102
- ---------------------------------------------------------------------------------------------------------------------------------
Note: You are not required to complete Schedules M-1 and M-2 below if the total assets on line 15, column (d) of Schedule L are less than $25,000.
- ---------------------------------------------------------------------------------------------------------------------------------
Schedule M-1 Reconciliation of Income (Loss) per Books With Income per Return (See page 15 of instructions.)
- ---------------------------------------------------------------------------------------------------------------------------------
1  Net income (loss) per books ....................    (5137)       7 Income recorded on books this year
                                                   --------------     not included on this return (itemize):
2  Federal income tax .............................
                                                   --------------     Tax-exempt interest $
3  Excess of capital losses over capital gains ....                                        -----------------
                                                   --------------   8 Deductions on this return not charged against
4  Income subject to tax not recorded on books                        book income this year (itemize):
   this year (itemize):
                       ----------------------------                   a Depreciation.................. $__________

   ------------------------------------------------                   b Contributions carryover ...... $__________
                                                   --------------
5  Expenses recorded on books this year not deducted                    ------------------------------------------
   on this return (itemize):
                                                                        ------------------------------------------
 a Depreciation.................. $
                                                                        ------------------------------------------
 b Contributions carryover ...... $                                                                                 -------------
                                                                     9  Add lines 7 and 8 .......................................
 c Travel and entertainment ..... $ 5291                                                                            -------------
                                                                    10 Income (line 28, page 1)--line 6 less line 9      154
   -------------------------------------------------                                                                -------------

   -------------------------------------------------    5291
                                                   --------------
 6 Add lines 1 through 5 ...........................       154
- ---------------------------------------------------------------------------------------------------------------------------------
Schedule M-2 Analysis of Unappropriated Retained Earnings per Books (Line 25, Schedule L)
- ---------------------------------------------------------------------------------------------------------------------------------
 1 Balance at beginning of year...................     (7355)        5 Distributions:   a Cash
                                                   ---------------                                                  -------------
 2 Net income (loss) per books                         (5137)                           b Stock
                                                   ---------------                                                  -------------
 3 Other increases (itemize):                                                           c Property
                             ---------------------                                                                  -------------
                                                                     6 Other decreases (itemize):
   -----------------------------------------------                                                                  -------------
                                                                     7 Add lines 5 and 6
   ----------------------------------------------- ---------------                                                  -------------
                                                                     8 Balance at end of year (line 4 less line 7)    (12522)
 4 Add lines 1, 2, and 3..........................     (12522)
- ------------------------------------------------------------------------------------------------------------------------------------

                             DOV Pharmaceutical Inc.                        1997

                                   22-3374365

                Form 1120 Page 1 line 36 other deductions:

                          Automobile expenses          2356

                          Bank Charges                  898

                          Dues/Books/Subscriptions     1121

                          Telephone                    6352

                          Computer Expenses            4807

                          Printing                     1106

                          Insurance                     288

                          Computer lease               1856

                          Office Expenses              3803

                          Management Fees            187896

                          Legal - Professional Fees  203207

                          Travel                       5956

                          Entertainment                5291

                          Corporate Fees                115
                                                     ------
                Total other expenses -               425052
                                                     ======

===================================================================================================================================
Place the lable below. Make necessary corrections on              State and date of incorporation NJ   4/95
this label. Otherwise type or print the requested                                                 ---------------------------------
information. Check if address change appears below |_|            Date authorized to do business in N.J.  4/95
- --------------------------------------------------------------                                          ---------------------------
FEDERAL EMPLOYER I.D. NUMBER           N.J. CORPORATION NUMBER    Date first began business in N.J. 4/95
      22-3374365                                                                                   --------------------------------
- --------------------------------------------------------------    Federal business activity code 8980
CORPORATION NAME                                                                                 ----------------------------------
      DOV Pharmaceutical Inc.                                     Corporation books are in the care of taxpayer
- --------------------------------------------------------------                                        -----------------------------
MAILING ADDRESS                                                   at 400 Kelby St, Fort Lee, NY 07024
400 Kelby Street                                                    ---------------------------------------------------------------
- --------------------------------------------------------------
CITY              STATE                     ZIP CODE              Telephone Number(_____) _________________________________________
Fort Lee           NJ                   07204                     -----------------------------------------------------------------
    Total assets $_____________________________________                                    DIVISION USE

    |_| Check if initial return |_|Check if 1120-S filer              AP      NP         A_______________ R _______________
    |_| Check if final return
- -----------------------------------------------------------------------------------------------------------------------------------
                       PAGES 1 AND 2 MUST BE COMPLETED ON THIS FORM. ONLY EXACT COPIES MAY BE SUBSTITUTED.
- -----------------------------------------------------------------------------------------------------------------------------------

1. Entire net income from Schedule A, line 38 ..................................................   1.             -0-
                                                                                                   --------------------------------
2. Allocation factor from Schedule J, Part III, line 5. Non-allocating taxpayers should not make
   an entry on line 2 ..........................................................................   2.
                                                                                                   --------------------------------
3. Allocated net income - Multiply line 1 by line 2. Non-allocating taxpayers must enter the
amount from line 1 on this line ................................................................   3.             -0-
                                                                                                   --------------------------------
4. a) Total nonoperational income $________________ (Schedule O, Part I) (see instruction 32)
   b) Allocated New Jersey nonoperational income (Schedule O, Part III) ........................   4(b)
                                                                                                   --------------------------------
5. Total operational and nonoperational income (line 3 plus line 4(b)) .........................   5.             -0-
                                                                                                   --------------------------------
6. Investment Company - Enter 25% of line 1 ....................................................   6.
                                                                                                   --------------------------------
7. Real Estate Investment Trust - Enter 4% of line 1 ...........................................   7.
                                                                                                   --------------------------------
8. Tax Base - Enter amount from line 5, 6 or 7, whichever is applicable ........................   8.
                                                                                                   --------------------------------
9. AMOUNT OF TAX - Multiply line 8 by .09 or, if applicable, by .075 (see instruction 11(a))
   (see instruction 11(d) for minimum tax requirements) ........................................   9.             200
                                                                                                   --------------------------------
10. Credit for taxes paid to other jurisdictions (see instruction 29(a)) .......................   10.
                                                                                                   --------------------------------
11. Subtract line 10 from line 9 ...............................................................   11.            200
                                                                                                   --------------------------------
12. Tax Credits (from Schedule A-3) (see instruction 38) .......................................   12.
                                                                                                   --------------------------------
                                                                                                                  200
                                                                                                   --------------------------------
13. TOTAL TAX LIABILITY - line 11 minus line 12 ................................................   13.
                                                                                                   --------------------------------
14. INSTALLMENT PAYMENT (see instruction 39) ...................................................   14.
                                                                                                   --------------------------------
15. Total of line 13 plus line 14 ..............................................................   15.            200
                                                                                                   --------------------------------
16. PAYMENTS & CREDITS (see instruction 40)                                                        16.
                                                                                                   --------------------------------
17. Balance of Tax Due - line 15 minus line 16 .................................................   17.            200
                                                                                                   --------------------------------
18. Penalty and Interest Due - (see instructions 7(d) and 41)

    Penalty ___________________ Interest__________________.................................Total   18.
                                                                                                   --------------------------------
19. Interest from CBT-150 (see instruction 42) (Attach Form CBT-160) ...........................   19.
                                                                                                   --------------------------------
20. Total Balance Due - line 17 plus line 18 plus line 19 ......................................   20.
                                                                       ------------------------------------------------------------
21. If line 16 is greater than line 15 plus line 18 plus line 19                                            DIVISION USE
    enter the amount of overpayment ............................       $
                                   ----------------------------------------------------------------
21. Amount of Item 21 to be        Credited to 1998 return             Refunded
                                   $                                   $
- -----------------------------------------------------------------------------------------------------------------------------------

                                                SIGNATURE AND VERIFICATION

            I declare under the penalties provided by law, that this return (including any accompanying schedules and statements)
has been examined by me and to the best of my knowledge and belief is a true, correct and complete return. If the return is prepared by a person other than the taxpayer, his declaration is based on all the information relating to the matters required to be reported in the return of which he has knowledge.

      3/12/98                             Bernard Berr                                                            President
- -----------------------------------------------------------------------------------------------------------------------------------
       (Date)            (Signature of Duly Authorized Officer of Taxpayer)                                        (Title)

                                   [SIGNATURE ILLEGIBLE]                                                         ###-##-####
- -----------------------------------------------------------------------------------------------------------------------------------
       (Date)             (Signature of Individual Preparing Return)                (Address)               (Preparer's ID Number)

- ------------------------------------------------------------------------------------------------------------------------------------
                          (Name of Tax Preparer's Employer)                         (Address)               (Employer's ID Number)

SCHEDULE  A                            COMPUTATION OF ENTIRE NET INCOME (SEE INSTRUCTION 16)
                                   EVERY CORPORATION MUST COMPLETE LINES 1 - 38 OF THIS SCHEDULE.
                                ONLY THOSE TAXPAYERS WHO FILE AN UNCONSOLIDATED FEDERAL FORM 1120 ARE
                        PERMITTED TO SUBMIT A COPY OF SUCH RETURN IN LIEU OF COMPLETING LINES 1 - 28 BELOW.

===================================================================================================================================
1.   Gross receipts or sales _____________ Less returns and allowances _____________ ...................   1     See Federal
                                                                                                           ------------------------
2.   Less: Cost of goods sold (Schedule A-2, line 8)                                                       2        1170
                                                                                                           ------------------------
3.   Gross profit - Subtract line 2 from line 1                                                            3      Attached
                                                                                                           ------------------------
                                                                                                           4
                                                                                                           ------------------------
                                                                                                           5
                                                                                                           ------------------------
                                                                                                           6
                                                                                                           ------------------------
                                                                                                           7
                                                                                                           ------------------------
                                                                                                           8
                                                                                                           ------------------------
                                                                                                           9
                                                                                                           ------------------------
                                                                                                           10
                                                                                                           ------------------------
11.         TOTAL INCOME - Add lines 3 through 10 ......................................................   11
- -----------------------------------------------------------------------------------------------------------------------------------
12.  Compensation of officers (Schedule F) .............................................................   12
                                                                                                           ------------------------
13.  Salaries and wages _________ Less jobs credit _________ Balance ...................................   13
                                                                                                           ------------------------
14.  Repairs (Do not include capital expenditures)                                                         14
                                                                                                           ------------------------
15.  Bad debts                                                                                             15
                                                                                                           ------------------------
                                                                                                           16
                                                                                                           ------------------------
                                                                                                           17
                                                                                                           ------------------------
                                                                                                           18
                                                                                                           ------------------------
                                                                                                           19
                                                                         ----------------------------------------------------------
                                                                            20
                                                                         ------------------------------
                                                                         21(a)                          21(b)
                                                                         ----------------------------------------------------------
                                                                                                           22
                                                                                                           ------------------------
                                                                                                           23
                                                                                                           ------------------------
                                                                                                           24
                                                                                                           ------------------------
25.  Employee benefit programs ........................................................................    25
                                                                                                           ------------------------
26.  Other deductions (attach schedule) ...............................................................    26
                                                                                                           ------------------------
27.         TOTAL DEDUCTIONS - Add lines 12 through 26 ................................................    27
                                                                                                           ------------------------
28.  Taxable income before net operating loss deductions and special deductions (line 11 less line 27 must agree with line 28, page 1 of the Unconsolidated Federal Form 1120, or the appropriate line item from the Federal Forms 1120-IC-DISC, 1120-FSC or 1120-A, whichever is applicable. 1120-S filers who have not elected to be New Jersey S Corporations must report
     the amount from line 7, Schedule S-1 of the CBT-100.) (see instructions 8(b) and 16(c)) ..........    28        154
- -----------------------------------------------------------------------------------------------------------------------------------
                             NEW JERSEY ADJUSTMENTS
                  LINES 29 - 38 MUST BE COMPLETED ON THIS FORM
- -------------------------------------------------------------------------------------------------------
29.  Interest on Federal, State, Municipal and other obligations not included in Item 5 above
     (see instruction 16(d)) ..........................................................................    29
                                                                                                           ------------------------
30.  Environmental taxes deducted above (see instruction 16(e)) .......................................    30
                                                                                                           ------------------------
31.  New Jersey State and other states taxes deducted above (see instruction 16(f)) ...................    31
                                                                                                           ------------------------
32.  Depreciation and other adjustments from Schedule S (see instruction 36) ..........................    32
                                                                                                           ------------------------
33.  (a) Deduction for Foreign Taxes paid, withheld or deemed paid. (see instruction 16(h)) ........... 33(a)
                                                                                                           ------------------------
     (b) Other deductions. Explain on separate rider. (see instruction 16(h)) ......................... 33(b)
                                                                                                           ------------------------
     (c) Other additions. Explain on separate rider. (see instruction 16(h)) .......................... 33(c)
                                                                                                           ------------------------
     (d) Elimination of nonoperational activity (Schedule O, Part I) .................................. 33(d)
                                                                                                           ------------------------
34.  Entire net income before net operating loss deduction and dividend exclusion (total of lines 28
     through 33 inclusive) ............................................................................    34       154
                                                                                                           ------------------------
35.  Net operating loss deduction from Schedule A-1 (see instructions 16(i) and 17) ...................    35       154
                                                                                                           ------------------------
36.  Entire Net Income before dividend exclusion (line 34 minus line 35) ..............................    36       -0-
                                                                                                           ------------------------
37.  Dividend Exclusion from Schedule R, line 5. (see instruction 16(j)) ..............................    37
                                                                                                           ------------------------
38.  ENTIRE NET INCOME (line 36 minus line 37 - carry to page 1, line 1) ..............................    38       -0-
- -----------------------------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                                         FEDERAL ID NUMBER
                  Dov Pharmaceutical Inc.                                       22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE A-1      NET OPERATING LOSS DEDUCTION AND CARRYOVER (See Instructions 16(i) and 17)
- -----------------------------------------------------------------------------------------------------------------------------------
                                        (1)                  (2)                          (3)                         (4)
                                                        Loss Reported        Add N.J. ENI Adj.'s Excluding
                                Fiscal Year Ended   on Schedule A, line 28       the Dividend Exclusion             Amount
- -----------------------------------------------------------------------------------------------------------------------------------
N.J. NOL'S                   1.     12/31/95                 614                           0                 (        614       )
                                ---------------------------------------------------------------------------------------------------
                             2.     12/31/96               3,576                         100                 (      3,476       )
                                ---------------------------------------------------------------------------------------------------
                             3.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             4.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             5.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             6.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             7.                                                                              (                  )
- -----------------------------------------------------------------------------------------------------------------------------------
N.J. NOL'S Used              8.     12/31/97                                                                         154
                                -----------------                                                            ----------------------
                             9.
                                -----------------                                                            ----------------------
                            10.
                                -----------------                                                            ----------------------
                            11.
                                -----------------                                                            ----------------------
                            12.
                                -----------------                                                            ----------------------
                            13.
                                -----------------                                                            ----------------------
                            14.
- -----------------------------------------------------------------------------------------------------------------------------------
N.J. NOL Carryover          15. Total lines 1 - 14, Column 4 ...............................................
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
1. Inventory at beginning of year .....................................................................    1.
                                                                                                         --------------------------
2. Purchases ..........................................................................................    2.
                                                                                                         --------------------------
3. Cost of labor ......................................................................................    3.        N/A
                                                                                                         --------------------------
4. Additional section 263A costs ......................................................................    4.
                                                                                                         --------------------------
5. Other costs (attach schedule) ......................................................................    5.
                                                                                                         --------------------------
6. Total - Add lines 1 through 5 ......................................................................    6.
                                                                                                         --------------------------
7. Inventory at end of year ...........................................................................    7.
                                                                                                         --------------------------
8. Cost of goods sold - Subtract line 7 from line 6. Enter here and on Schedule A, line 2 .............    8.
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
1. New Jobs Investment Tax Credit from Form 304 .......................................................    1.
                                                                                                         --------------------------
2. EITHER: a) Urban Enterprise Zone Employee Tax Credit from Form 300
     OR    b) Urban Enterprise Zone Investment Tax Credit from Form 301 ...............................    2.        N/A
                                                                                                         --------------------------
3. Redevelopment Authority Project Tax Credit from Form 302 ...........................................    3.
                                                                                                         --------------------------
4. Recycling Equipment Tax Credit from Form 303 .......................................................    4.
                                                                                                         --------------------------
5. Manufacturing Equipment and Employment Investment Tax Credit from Form 305 .........................    5.
                                                                                                         --------------------------
6. Research and Development Tax Credit from Form 306 ..................................................    6.
                                                                                                         --------------------------
7. Employer Trip Reduction Plan - Ride Share Tax Credit from Form 307..................................    7.
                                                                                                         --------------------------
8. Total tax credits taken on this return - Add lines 1 through 7.
   Enter here and on page 1, line 12...................................................................    8.
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                              Assets                                           Beginning of the Tax Year   End of Tax Year
- -----------------------------------------------------------------------------------------------------------------------------------
1.   Cash                                                                                     1317                  40654
- -----------------------------------------------------------------------------------------------------------------------------------
2.   Trade notes and accounts receivable                                                     77315                  77575
- -----------------------------------------------------------------------------------------------------------------------------------
     (a) Reserve for bad debts                                                  (                 )        (             )
- -----------------------------------------------------------------------------------------------------------------------------------
3.   Loans to stockholders / affiliates
- -----------------------------------------------------------------------------------------------------------------------------------
4.   Stock of subsidiaries
- -----------------------------------------------------------------------------------------------------------------------------------
5.   Corporate stocks
- -----------------------------------------------------------------------------------------------------------------------------------
6.   Bonds, mortgages and notes
- -----------------------------------------------------------------------------------------------------------------------------------
7.   New Jersey State and Lacal government obligations
- -----------------------------------------------------------------------------------------------------------------------------------
8.   All other government obligations
- -----------------------------------------------------------------------------------------------------------------------------------
9.   Patents and copyrights
- -----------------------------------------------------------------------------------------------------------------------------------
10.  Deferred charges
- -----------------------------------------------------------------------------------------------------------------------------------
11.  Goodwill
- -----------------------------------------------------------------------------------------------------------------------------------
12.  All other intangible personal property (ITEMIZE)
- -----------------------------------------------------------------------------------------------------------------------------------
13.  Total intangible personal property (total tines 1 to 12)                                78632                 118529
- -----------------------------------------------------------------------------------------------------------------------------------
14.  Land
- -----------------------------------------------------------------------------------------------------------------------------------
15.  Buildings and other improvements
- -----------------------------------------------------------------------------------------------------------------------------------
     (a) Less accumulated depreciation                                          (                 )        (             )
- -----------------------------------------------------------------------------------------------------------------------------------
16.  Machinery and equipment                                                                 15583                  15583
- -----------------------------------------------------------------------------------------------------------------------------------
     (a) less accumulated depreciation                                          (             4628)        (         9010)
- -----------------------------------------------------------------------------------------------------------------------------------
17.  Inventories
- -----------------------------------------------------------------------------------------------------------------------------------
18.  All other tangible personalty (net) (itemize on rider)
- -----------------------------------------------------------------------------------------------------------------------------------
19.  Total real and tangible personal property (total lines 14 to 18)                        10755                   6573
- -----------------------------------------------------------------------------------------------------------------------------------
20.  Total assets (add lines 13 and 19)                                                      89587                 125102
- -----------------------------------------------------------------------------------------------------------------------------------
     Liabilities and Stockholder's Equity
- -----------------------------------------------------------------------------------------------------------------------------------
21.  Accounts payable                                                                        72487                 125296
- -----------------------------------------------------------------------------------------------------------------------------------
22.  Mortgages, notes, bonds payable in less than 1 year (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
23.  Other current liabilities (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
24.  Loans from stockholders / affiliates                                                    19485                   7328
- -----------------------------------------------------------------------------------------------------------------------------------
25.  Mortgages, notes, bonds payable in 1 year or more (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
26.  Other liabilities (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
27.  Capital stock: (a) Preferred stock
- -----------------------------------------------------------------------------------------------------------------------------------
                    (b) common stock                                                          5000                   5000
- -----------------------------------------------------------------------------------------------------------------------------------
28.  Paid-in or capital surplus
- -----------------------------------------------------------------------------------------------------------------------------------
29.  Retained earnings - appropriated (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
30.  Retained earnings - unappropriated                                                      (7395)                (12522)
- -----------------------------------------------------------------------------------------------------------------------------------
31.  Less cost of treasury stock
- -----------------------------------------------------------------------------------------------------------------------------------
32.  Total liabilities and stockholder's equity (total lines 21 to 31)                       89587                 125102
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                          FEDERAL ID NUMBER
                        Dov Pharmaceutical                          22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE C RECONCILIATION OF INCOME PER BOOKS WITH INCOME PER RETURN (See Instruction 21)
- -----------------------------------------------------------------------------------------------------------------------------------
1.        Net income per books                         (5137)    7. Income recorded on books this year not
- -------------------------------------------------------------       included in this return (itemize)
2.        Federal income tax
- -------------------------------------------------------------       (a) Tax-exempt interest $_________________
3.        Excess of capital losses over capital gains
- -------------------------------------------------------------       (b) ______________________________________
4.        Income subject to tax not recorded on
          books this year (itemize)                                 (c) ______________________________________
          _______________________________________                ------------------------------------------------------------------
          _______________________________________                8. Deductions in this tax return not charged
                                                                    against book income this year (itemize)
- -------------------------------------------------------------
5.        Expenses recorded on books this year not                  (a) Depreciation $________________________
          deducted in this return (itemize)
                                                                    (b) Contributions Carryover $_____________
          (a) Depreciation $_____________________                    _________________________________________
          (b) Contributions Carryover $__________                ------------------------------------------------------------------
          (c) Other (itemize) $ T/E 5291
                              -------------------       5291     9. Total of lines 7 and 8
- -----------------------------------------------------------------------------------------------------------------------------------
6.        Total of lines 1 through 5                     154     10. Income (Item 28, Schedule A) - line 6 less 9        154
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE C-1 ANALYSIS OF UNAPPROPRIATED RETAINED EARNINGS PER BOOKS                        (See Instruction 21)
- -----------------------------------------------------------------------------------------------------------------------------------
1.        Balance at beginning of year                  7385     5. Distributions
- -------------------------------------------------------------
2.        Net income per books                         (5137)    (a) Cash $___________________________________
- -------------------------------------------------------------
3.        Other increases (itemize)                              (b) Stock $__________________________________
          ________________________________________
          ________________________________________               (c) Property $_______________________________
          ________________________________________               ------------------------------------------------------------------
          ________________________________________               6. Other decreases (itemize)
          ________________________________________                  __________________________________________
                                                                    __________________________________________
                                                                 ------------------------------------------------------------------
                                                                 7. Total of lines 5 and 6
- -----------------------------------------------------------------------------------------------------------------------------------
4.        Total of lines 1, 2 and 3                    (12522)   8. Balance end of year (line 4 less 7)               (12522)
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE E  GENERAL INFORMATION (See Instruction 22)
            ALL TAXPAYERS MUST ANSWER THE FOLLOWING QUESTIONS. RIDERS MUST BE PROVIDED WHERE NECESSARY.
- -----------------------------------------------------------------------------------------------------------------------------------
1.        Type of business                Service
                          ---------------------------------------------------------------------------------------------------------
          Principal products handled      Consulting
                                    -----------------------------------------------------------------------------------------------
          Internal Revenue Center where corresponding Federal tax return was filed        Holtsville NY
                                                                                  -------------------------------------------------
2.        FINAL DETERMINATION OF NET INCOME BY FEDERAL GOVERNMENT (See Instruction 15)
          Has a change or correction in the amount of taxable income of the reporting corporation or for any other corporation purchased, merged or consolidated with the reporting corporation, been finally determined by the Internal Revenue Service, and not previously reported to New Jersey?
          "Yes" or "No"       NO      . If "Yes", an amended return must be filed.
                       ---------------
3.        Did one or more other corporations own beneficially, or control, a majority of the stock of taxpayer corporation or did the same interests own beneficially, or control, a majority of the stock of taxpayer corporation and of one or more other
          corporations? "Yes" or "No"       NO      . If "Yes", give full information below (Attach rider if necessary).
                                     ---------------
- -----------------------------------------------------------------------------------------------------------------------------------
                                                       Percent of Stock
           Name of Controlled Corporations            Owned or Controlled                       By Whom Controlled
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

4.        Is the capital stock of the taxpayer listed on any exchange? "Yes or No"    NO   . If yes, specify exchanges where listed
          and submit taxpayer's on any exchange? Annual Report to stockholders for the period covered by this return.

5. This question must be answered by domestic corporations only -

          (a) Does the taxpayer hold any personal property, including moneys, negotiable instruments, choses in action, interest, dividends, wages, debts or demands, stocks, bonds, deposits, and the accretions thereon, due or belonging to another where the owner, beneficial owner or person entitled to such property has been unknown, or where the whereabouts of such owner has been unknown, or where such personal property has been unclaimed for a period of fourteen successive years, (five successive years in the case of cash items such as money, wages, cash dividends, etc.) as of the last
              day of the accounting period covered in this return? "Yes or No"    NO
                                                                               -------

          (b) If "Yes", itemize on a separate rider the nature of the property, value thereof and last known names and addresses of such owners or persons.

6.        This question must be answered by corporations with income from sources outside the United States.

          (a) Is income from sources outside the United States included in entire net income at line 38 of Schedule A.
              "Yes or No"_____________.

          (b) If the answer is "No", set forth such items of gross income, the source, the deductions and the amount of foreign taxes paid thereon. Enter at line 33, Schedule A, the difference between the net of such income and the amount of foreign taxes paid thereon not previously deducted.

- -----------------------------------------------------------------------------------------------------------------------------------
                (1)                           (2)             (3)         (4)                   (5)                     (6)
                                                                     Dates Employed    Percent of Corporation
Name and Current Address of Officer  Social Security Number  Title  in this position         Stock Owned             Amount of
                                                                    From          To   Common       Preferred      Compensation
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NONE
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
(a) Total compensation of officers ...........................................................................
                                                                                                                   ----------------
(b) Less: Compensation of officers claimed elsewhere on the return ...........................................
                                                                                                                   ----------------
(c) Balance of compensation of officers (enter here and on Schedule A, line 12, page 2) ......................
                                                                                                                   ----------------
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE H                       TAXES      (See Instructions 16(f) and 24)
                                 Include all taxes paid or accrued during the accounting period however reflected on Schedule A.
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                         (1)              (2)              (3)           (4)
                                                                     New Jersey       Other States       Federal         Total
                                                                        Taxes             Taxes           Taxes
- -----------------------------------------------------------------------------------------------------------------------------------
(a) Corporation Franchise Tax and/or income Tax
- -----------------------------------------------------------------------------------------------------------------------------------
(b) Local Property Takes
- -----------------------------------------------------------------------------------------------------------------------------------
(c) U.C.C. or Payroll Taxes
- -----------------------------------------------------------------------------------------------------------------------------------
(d) other Taxes (attach rider)
- -----------------------------------------------------------------------------------------------------------------------------------
(e) Total Columns 1, 2 and 3
                                                                                                                   ----------------
(f) Taxes paid to foreign countries and U.S. possessions
                                                                                                                   ----------------
(g) Total All Taxes
- -----------------------------------------------------------------------------------------------------------------------------------

Form 4562                           (INCLUDING INFORMATION ON LISTED PROPERTY)                              1997
Department of the Treasury                                                                                  Attachment
Internal Revenue Service (99)       >SEE SEPARATE INSTRUCTIONS.   > ATTACH THIS FORM TO YOUR RETURN.        Sequence  No. 67
- -----------------------------------------------------------------------------------------------------------------------------------
Name(s) shown on return             Business or activity to which this form relates                         IDENTIFYING NUMBER
      Dov Pharmaceutical Inc.                         1120                                                  22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
PART I    ELECTION TO EXPENSE CERTAIN TANGIBLE PROPERTY (SECTION 179) (NOTE: IF YOU HAVE ANY "LISTED PROPERTY,"
          COMPLETE PART V BEFORE YOU COMPLETE PART I.)
- -----------------------------------------------------------------------------------------------------------------------------------
1         Maximum dollar limitation. If an enterprise zone business, see the instructions .................... 1        $18,000
                                                                                                              ----------------------
2         Total cost of section 179 property placed in service. See the instructions ......................... 2
                                                                                                              ----------------------
3         Threshold cost of section 179 property before reduction in limitation .............................. 3       $200,000
                                                                                                              ----------------------
4         Reduction in limitation. Subtract line 3 from line 2. If zero or less, enter -0- ................... 4              0
                                                                                                              ----------------------
5         Dollar limitation for tax year. Subtract line 4 from line 1. If zero or less, enter -0-. If married
          filing separately, see instructions ................................................................ 5         18,000
- -----------------------------------------------------------------------------------------------------------------------------------
          (A) DESCRIPTION OF PROPERTY                 (B) COST (BUSINESS USE ONLY)      (C) ELECTED COST
- ---------------------------------------------------------------------------------------------------------------
6
- ---------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------
7         Listed property. Enter amount from line 27 .........................  7                      0
- ------------------------------------------------------------------------------------------------------------------------------------
8         Total elected cost of section 179 property. Add amounts in column (c), lines 6 and 7 ............... 8              0
- ------------------------------------------------------------------------------------------------------------------------------------
9         Tentative deduction. Enter the smaller of line 5 or line 8 ......................................... 9              0
- ------------------------------------------------------------------------------------------------------------------------------------
10        Carryover of disallowed deduction from 1996. See the instructions .................................. 10
- ------------------------------------------------------------------------------------------------------------------------------------
11        Business income limitation. Enter the smaller of business income (not less than zero) or line 5 (see
          instructions) ...................................................................................... 11        18,000
- ------------------------------------------------------------------------------------------------------------------------------------
12        Section 179 expense deduction. Add lines 9 and 10, but do not enter more than line 11 .............. 12             0
- ------------------------------------------------------------------------------------------------------------------------------------
13        Carryover of disallowed deduction to 1998. Add lines 9 and 10, less line 12 ....>  13         0
- ------------------------------------------------------------------------------------------------------------------------------------
NOTE: DO NOT USE PART II OR PART III BELOW FOR LISTED PROPERTY (AUTOMOBILES, CERTAIN OTHER VEHICLES, CELLULAR TELEPHONES,
CERTAIN COMPUTERS, OR PROPERTY USED FOR ENTERTAINMENT, RECREATION, OR AMUSEMENT). INSTEAD, USE PART V FOR LISTED PROPERTY.
- -----------------------------------------------------------------------------------------------------------------------------------
PART II   MACRS DEPRECIATION FOR ASSETS PLACED IN SERVICE ONLY DURING YOUR 1997 TAX YEAR (DO NOT INCLUDE
          LISTED PROPERTY.)
- -----------------------------------------------------------------------------------------------------------------------------------
                                             SECTION A--GENERAL ASSET ACCOUNT ELECTION
- -----------------------------------------------------------------------------------------------------------------------------------
14        If you are making the election under section 168(i)(4) to group any assets placed in service during the
          tax year into one or more general asset accounts, check this box. See the instructions .......................>   |_|
- -----------------------------------------------------------------------------------------------------------------------------------

                                SECTION B--GENERAL DEPRECIATION SYSTEM (GDS) (See the instructions.)
- -----------------------------------------------------------------------------------------------------------------------------------
(A) CLASSIFICATION OF         (B) MONTH AND   (C) BASIS FOR DEPRECIATION
       PROPERTY               YEAR PLACED IN   (BUSINESS/INVESTMENT USE   (D) RECOVERY  (E) CONVERSION  (F) METHOD  (G) DEPRECIATION
                                 SERVICE        ONLY--SEE INSTRUCTIONS)      PERIOD                                     DEDUCTION
- -----------------------------------------------------------------------------------------------------------------------------------
15a       3-year property
- ------------------------------                -------------------------------------------------------------------------------------
  b       5-year property
- ------------------------------                -------------------------------------------------------------------------------------
  c       7-year property
- ------------------------------                -------------------------------------------------------------------------------------
  d       10-year property
- ------------------------------                -------------------------------------------------------------------------------------
  e       15-year property
- ------------------------------                -------------------------------------------------------------------------------------
  f       20-year property
- ------------------------------                -------------------------------------------------------------------------------------
  g       25-year property                                                25 yrs.                       S/L
- -----------------------------------------------------------------------------------------------------------------------------------
  h       Residential rental                                              27.5 yrs.     MM              S/L
          property                            -------------------------------------------------------------------------------------
                                                                          27.5 yrs.     MM              S/L
- -----------------------------------------------------------------------------------------------------------------------------------
  i       Nonresidential real                                             39 yrs.       MM              S/L
          property                            -------------------------------------------------------------------------------------
                                                                                        MM              S/L
- -----------------------------------------------------------------------------------------------------------------------------------
                              SECTION C--ALTERNATIVE DEPRECIATION SYSTEM (ADS) (See the instructions.)
- -----------------------------------------------------------------------------------------------------------------------------------
16a       Class life                                                                                    S/L
- ------------------------------                -------------------------------------------------------------------------------------
          b         12-year                                               12 yrs.                       S/L
- ------------------------------                -------------------------------------------------------------------------------------
          c         40-year                                               40 yrs.       MM              S/L
- ------------------------------                -------------------------------------------------------------------------------------
PART III  OTHER DEPRECIATION (DO NOT INCLUDE LISTED PROPERTY.) (See the instructions.)
- -----------------------------------------------------------------------------------------------------------------------------------
17        GDS and ADS deductions for assets placed in service in tax years beginning before 1997 ............. ??
                                                                                                               --------------------
18        Property subject to section 168(f)(1) election ..................................................... 18
                                                                                                               --------------------
19        ACRS and other depreciation ........................................................................ 19          4382
- -----------------------------------------------------------------------------------------------------------------------------------
PART IV   SUMMARY (See the instructions.)
- -----------------------------------------------------------------------------------------------------------------------------------
20        Listed property. Enter amount from line 26 ......................................................... 20             0
                                                                                                               --------------------
21        TOTAL. Add deductions on line 12, lines 15 and 16 in column (g), and lines 17 through 20. Enter here
          and on the appropriate lines of your return. Partnerships and S corporations--see instructions ..... 21        4382 0
                                                                                                               --------------------
22        For assets shown above and placed in service during the current year, enter the portion of the basis attributable to section 263A costs ....................... 22
- -----------------------------------------------------------------------------------------------------------------------------------
K/A                                                                                                                Form 4562 (1997)

                                    NEW JERSEY CORPORATION BUSINESS TAX RETURN                                    1996 - Page
 1996                               FOR TAXABLE YEARS ENDING JULY 31, 1996 THROUGH JUNE 30, 1997
CBT-100
                        TAXABLE YEAR BEGINNING _________________, 19___, AND ENDING _________________, 19___
===================================================================================================================================
Place the label provided below. Make necessary corrections on the label.     State and date of incorporation        NJ 4/95
Otherwise, type or print the requested information. Check if address change                                         ---------------
appears below |_|                                                            Date authorized to do business in N.J. 4/95
- ---------------------------------------------------------------------------                                         ---------------
FEDERAL EMPLOYER I.D. NUMBER              N.J. CORPORATION NUMBER            Date first began business in N.J.      4/95
 22-3374365                                                                                                         ---------------
- ---------------------------------------------------------------------------  Federal business activity code         8950
CORPORATION NAME                                                                                                    ---------------
 Dov Pharmaceutical Inc.                                                     Corporation books are in the care of   Taxpayer
- ---------------------------------------------------------------------------                                         ---------------
MAILING ADDRESS                                                              at 400 Kelby Street, Fort Lee NJ 07024
 400 Kelby Street                                                               ---------------------------------------------------
- ---------------------------------------------------------------------------  Telephone Number
CITY                                      STATE              ZIP CODE                         -------------------------------------
 Fort Lee                                 NJ                 07024           ------------------------------------------------------
- ---------------------------------------------------------------------------                      DIVISION USE
      Total assets $
                    -------------------------------------------------               RP    NP    A___________      R__________
      |_| Check if initial  |_| Check if 1120-S  |_| Check if final
          return                filer                return
- -----------------------------------------------------------------------------------------------------------------------------------
                        PAGES 1 AND 2 MUST BE COMPLETED ON THIS FORM-ONLY EXACT COPIES MAY BE SUBSTITUTED.
- -----------------------------------------------------------------------------------------------------------------------------------
1.       Entire net income from Schedule A, line 38 ................................................... 1.        (4090)
                                                                                                       ----------------------------
2.       Allocation factor from Schedule J, Part III, line 5. Non-allocating taxpayers should not make an entry on line 2 ........................................................................... 2.
                                                                                                       ----------------------------
3.       Allocated net income - Multiply line 1 by line 2. Non-allocating taxpayers must enter the
         amount from line 1 ........................................................................... 3.        (4090)
                                                                                                       ----------------------------
4.       a) Total nonoperational income $________________ (Schedule O, Part I) (see instruction 32)
         b) Allocated New Jersey nonoperational income (Schedule O, Part III) ......................... 4(b)
                                                                                                       ----------------------------
5.       Total operational and nonoperational income (line 3 plus line 4(b)) .......................... 5.        (4090)
                                                                                                       ----------------------------
6.       Investment Company - Enter 25% 4f line 1 ..................................................... 6.
                                                                                                       ----------------------------
7.       Real Estate Investment Trust - Enter 4% of line 1 ............................................ 7.
                                                                                                       ----------------------------
8.       Tax Base - Enter amount from line 5, 6 or 7, whichever is applicable ......................... 8.        (4090)
                                                                                                       ----------------------------
9.       AMOUNT OF TAX - Multiply line 8 by .09 or, if applicable, by .075 (see instruction 11(d))
         (see instruction 11(e) for minimum tax requirements) ......................................... 9.          150
                                                                                                       ----------------------------
10.      Credit for taxes paid to other jurisdictions (see instruction 28(a)) ......................... 10.
                                                                                                       ----------------------------
11.      Subtract line 10 from line 9 ................................................................. 11.         150
                                                                                                       ----------------------------
12.      Tax Credits (from Schedule A-3) (see instruction 37) ......................................... 12.
                                                                                                       ----------------------------
13.      TOTAL TAX LIABILITY - line 11 minus line 12 .................................................. 13.         150
                                                                                                       ----------------------------
14.      INSTALLMENT PAYMENT (see instruction 38) ..................................................... 14.
                                                                                                       ----------------------------
15.      Total of line 13 plus line 14 ................................................................ 15.         150
                                                                                                       ----------------------------
16.      PAYMENTS & CREDITS (see instruction 39) ...................................................... 16.
                                                                                                       ----------------------------
17.      Balance of Tax Due - line 15 minus line 16 ................................................... 17.         150
                                                                                                       ----------------------------
18.      Penalty and Interest Due - (see instructions 7(d) and LO)
                                                                                                       ----------------------------
            Penalty __________________________  Interest __________________________ ..............Total 18.
                                                                                                       ----------------------------
19.      Interest from CBT-160 (see instruction 41) (Attach Form CBT-150) ............................. 19.
                                                                                                       ----------------------------
20.      Total Balance Due - line 17 plus line 13 plus line 19 ........................................ 20.         150
                                                                            -------------------------------------------------------
21.      If line 16 is greater than line 15 plus line 13 plus line 19                                           DIVISION USE
         enter the amount of overpayment.................................... $
                                    --------------------------------------------------------------------
23.      Amount of Item 21 to be    Credited to 1997 return                  Refunded
                                    $                                        $
- -----------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNATURE AND VERIFICATION

      I declare under the penalties provided by law, that this return (including any accompanying schedules and statements) has been examined by me and to the best of my knowledge and belief is a true, correct and complete return. If the return is prepared by a person other than the taxpayer, his declaration is based on all the information relating to the matters required to be reported in the return of which he has knowledge.


- -----------------------------------------------------------------------------------------------------------------------------------
      (Date)            (Signature of Duly Authorized Officer of Taxpayer)                                     (Title)


- -----------------------------------------------------------------------------------------------------------------------------------
      (Date)            (Signature of Individual Preparing Return)                  (Address)            (Preparer's ID No.)


- -----------------------------------------------------------------------------------------------------------------------------------
                        (Name of Tax Preparer's Employer)                           (Address)             (Employer's ID No.)

                                                                                                                        [ILLEGIBLE]

                                            Dov Pharmaceutical Inc.        22-3374307

SCHEDULE  A                            COMPUTATION OF ENTIRE NET INCOME (SEE INSTRUCTION 16)                           1996 - Page 2
                                   EVERY CORPORATION MUST COMPLETE LINES 1 - 38 OF THIS SCHEDULE.
                                ONLY THOSE TAXPAYERS WHO FILE AN UNCONSOLIDATED FEDERAL FORM 1120 ARE
                        PERMITTED TO SUBMIT A COPY OF SUCH RETURN IN LIEU OF COMPLETING LINES 1 - 28 BELOW.

===================================================================================================================================
1.   Gross receipts or sales _____________ Less returns and allowances _____________ ...................   1     See Federal
                                                                                                           ------------------------
2.   Less: Cost of goods sold (Schedule A-2, line 8) ...................................................   2      Form 1120
                                                                                                           ------------------------
3.   Gross profit - Subtract line 2 from line 1 ........................................................   3
                                                                                                           ------------------------
4.   Dividends..........................................................................................   4
                                                                                                           ------------------------
5.   Interest ..........................................................................................   5
                                                                                                           ------------------------
6.   Gross rents .......................................................................................   6
                                                                                                           ------------------------
7.   Gross royalties ...................................................................................   7
                                                                                                           ------------------------
8.   Capital gain net income (attach separate Federal Schedule D) ......................................   8
                                                                                                           ------------------------
9.   Net gain or (loss) from Federal Form 4797 (attach Federal Form 4797) ..............................   9
                                                                                                           ------------------------
10.  Other income (attach schedule) ....................................................................   10
                                                                                                           ------------------------
11.         TOTAL INCOME - Add lines 3 through 10 ......................................................   11
- -----------------------------------------------------------------------------------------------------------------------------------
12.  Compensation of officers (Schedule F) .............................................................   12
                                                                                                           ------------------------
13.  Salaries and wages _________ Less jobs credit _________ Balance ...................................   13
                                                                                                           ------------------------
14.  Repairs (Do not include capital expenditures) .....................................................   14
                                                                                                           ------------------------
15.  Bad debts .........................................................................................   15
                                                                                                           ------------------------
16.  Rents .............................................................................................   16
                                                                                                           ------------------------
17.  Taxes .............................................................................................   17
                                                                                                           ------------------------
18.  Interest ..........................................................................................   18
                                                                                                           ------------------------
19.  Contributions .....................................................................................   19
                                                                         ----------------------------------------------------------
20.  Depredation from Federal Form 4562 (attach copy) .................. 20
                                                                         ------------------------------
21.  Less depreciation claimed in Schedule A and elsewhere on return ... 21(a)                          21(b)
                                                                         ----------------------------------------------------------
22.  Depletion .........................................................................................   22
                                                                                                           ------------------------
23.  Advertising .......................................................................................   23
                                                                                                           ------------------------
24.  Pension, profit-sharing plans, etc. ...............................................................   24
                                                                                                           ------------------------
25.  Employee benefit programs ........................................................................    25
                                                                                                           ------------------------
26.  Other deductions (attach schedule) ...............................................................    26
                                                                                                           ------------------------
27.         TOTAL DEDUCTIONS - Add lines 12 through 26 ................................................    27
                                                                                                           ------------------------
28.  Taxable income before net operating loss deductions and special deductions (line 11 less line 27 must agree with line 28, page 1 of the Unconsolidated Federal Form 1120, or the appropriate line item from the Federal Forms 1120-IC-DISC, 1120-FSC or 1120-A, whichever is applicable. 1120-S filers who have not elected to be New Jersey S Corporations must report
     the amount from line 7, Schedule S-1 of the CBT-100.) (see instructions 8(b) and 16(c)) ..........    28      (3576)
- -----------------------------------------------------------------------------------------------------------------------------------
                  LINES 29 - 38 MUST BE COMPLETED ON THIS FORM
- -------------------------------------------------------------------------------------------------------
29.  Interest on Federal, State, Municipal and other obligations not included in Item 5 above
     (see instruction 16(d)) ..........................................................................    29
                                                                                                           ------------------------
30.  Environmental taxes deducted above (see instruction 16(e)) .......................................    30
                                                                                                           ------------------------
31.  New Jersey State and other states taxes deducted above (see instruction 16(f)) ...................    31        100
                                                                                                           ------------------------
32.  Depreciation and other adjustments from Schedule S (see instruction 35) ..........................    32
                                                                                                           ------------------------
33.  (a) Deduction for Foreign Taxes paid, withheld or deemed paid. (see instruction 16(h)) ........... 33(a)
                                                                                                           ------------------------
     (b) Other deductions. Explain on separate rider. (see instruction 16(h)) ......................... 33(b)
                                                                                                           ------------------------
     (c) Other additions. Explain on separate rider. (see instruction 16(h)) ..........................
                                                                                                           ------------------------
     (d) Elimination of nonoperational activity (Schedule O, Part I) .................................. 33(d)
                                                                                                           ------------------------
34.  Entire net income before net operating loss deduction and dividend exclusion (total of lines 28
     through 33 inclusive) ............................................................................    34      (3476)
                                                                                                           ------------------------

36.  Entire Net Income before dividend exclusion (line 34 minus line 35) ..............................    36      (4090)
                                                                                                           ------------------------
37.  Dividend Exclusion from Schedule R, line 5. (see instruction 16(j)) ..............................    37
                                                                                                           ------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      1996 - Page 3
- -----------------------------------------------------------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                                         FEDERAL ID NUMBER
                  Dov Pharmaceutical Inc.                                       22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE A-1      NET OPERATING LOSS DEDUCTION AND CARRYOVER (See Instructions 16(i) and 17)
- -----------------------------------------------------------------------------------------------------------------------------------
                                        (1)                  (2)                          (3)                         (4)
                                                        Loss Reported        Add N.J. ENI Adj.'s Excluding
                                Fiscal Year Ended   on Schedule A, line 28       the Dividend Exclusion             Amount
- -----------------------------------------------------------------------------------------------------------------------------------
N.J. NOL'S                   1.     12/31/95                 614                                             (        614       )
                                ---------------------------------------------------------------------------------------------------
                             2.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             3.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             4.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             5.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             6.                                                                              (                  )
                                ---------------------------------------------------------------------------------------------------
                             7.                                                                              (        614       )
- -----------------------------------------------------------------------------------------------------------------------------------
N.J. NOL'S Used              8.
                                -----------------                                                            ----------------------
                             9.
                                -----------------                                                            ----------------------
                            10.
                                -----------------                                                            ----------------------
                            11.
                                -----------------                                                            ----------------------
                            12.
                                -----------------                                                            ----------------------
                            13.
                                -----------------                                                            ----------------------
                            14.
- -----------------------------------------------------------------------------------------------------------------------------------
N.J. NOL Carryover          15. Total lines 1 - 14, Column 4 ...............................................
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
1. Inventory at beginning of year .....................................................................    1.
                                                                                                         --------------------------
2. Purchases ..........................................................................................    2.
                                                                                                         --------------------------
3. Cost of labor ......................................................................................    3.        N/A
                                                                                                         --------------------------
4. Additional section 263A costs ......................................................................    4.
                                                                                                         --------------------------
5. Other costs (attach schedule) ......................................................................    5.
                                                                                                         --------------------------
6. Total - Add lines 1 through 5 ......................................................................    6.
                                                                                                         --------------------------
7. Inventory at end of year ...........................................................................    7.
                                                                                                         --------------------------
8. Cost of goods sold - Subtract line 7 from line 6. Enter here and on Schedule A. line 2 .............    8.
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
1. New Jobs Investment Tax Credit from Form 304 .......................................................    1.
                                                                                                         --------------------------
2. EITHER: a) Urban Enterprise Zone Employee Tax Credit from Form 300
     OR    b) Urban Enterprise Zone Investment Tax Credit from Form 301 ...............................    2.
                                                                                                         --------------------------
3. Urban Development Project Employed Tax..............................................................    3.
                                                                                                         --------------------------
4. Recycling Equipment Tax Credit from Form 303 .......................................................    4.
                                                                                                         --------------------------
5. Manufacturing Equipment and Employment Investment Tax Credit from Form 305 .........................    5.
                                                                                                         --------------------------
6. Research and Development Tax Credit from Form 306 ..................................................    6.
                                                                                                         --------------------------
7. Employer Trip Reduction Plan - Ride Share Tax Credit from Form 307..................................    7.
                                                                                                         --------------------------
8. Total tax credits taken on this return - Add lines 1 through 7,
   Enter here and on page 1, line 12...................................................................    8.
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      1996 - Page 4
                                       Dov Pharmaceutical Inc.          22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE B  BALANCE SHEET AS OF           12/31                         1996
                               -----------------------------------------  --
           Figures appearing below must be the same as year-end figures shown on the taxpayer's books. If not, explain and reconcile on rider. Consolidated returns am not permitted.
- -----------------------------------------------------------------------------------------------------------------------------------
                              Assets                                           Beginning of the Tax Year   End of Tax Year
- -----------------------------------------------------------------------------------------------------------------------------------
1.   Cash                                                                                     5476                   1317
- -----------------------------------------------------------------------------------------------------------------------------------
2.   Trade notes and accounts receivable                                                                            77315
- -----------------------------------------------------------------------------------------------------------------------------------
     (a) Reserve for bad debts                                                  (                 )        (             )
- -----------------------------------------------------------------------------------------------------------------------------------
3.   Loans to stockholders / affiliates
- -----------------------------------------------------------------------------------------------------------------------------------
4.   Stock of subsidiaries
- -----------------------------------------------------------------------------------------------------------------------------------
5.   Corporate stocks
- -----------------------------------------------------------------------------------------------------------------------------------
6.   Bonds, mortgages and notes
- -----------------------------------------------------------------------------------------------------------------------------------
7.   New Jersey State and Lacal government obligations
- -----------------------------------------------------------------------------------------------------------------------------------
8.   All other government obligations
- -----------------------------------------------------------------------------------------------------------------------------------
9.   Patents and copyrights
- -----------------------------------------------------------------------------------------------------------------------------------
10.  Deferred charges
- -----------------------------------------------------------------------------------------------------------------------------------
11.  Goodwill
- -----------------------------------------------------------------------------------------------------------------------------------
12.  All other intangible personal property (itemize)
- -----------------------------------------------------------------------------------------------------------------------------------
13.  Total intangible personal property (total lines 1 to 12)
- -----------------------------------------------------------------------------------------------------------------------------------
14.  Land
- -----------------------------------------------------------------------------------------------------------------------------------
15.  Buildings and other improvements
- -----------------------------------------------------------------------------------------------------------------------------------
     (a) Less accumulated depreciation                                          (                 )        (             )
- -----------------------------------------------------------------------------------------------------------------------------------
16.  Machinery and equipment                                                                  4722                  15583
- -----------------------------------------------------------------------------------------------------------------------------------
     (a) Less accumulated depreciation                                          (              945)        (         4628)
- -----------------------------------------------------------------------------------------------------------------------------------
17.  Inventories
- -----------------------------------------------------------------------------------------------------------------------------------
18.  All other tangible personalty (net) (itemize on rider)
- -----------------------------------------------------------------------------------------------------------------------------------
19.  Total real and tangible personal property (total lines 14 to 18)
- -----------------------------------------------------------------------------------------------------------------------------------
20.  Total assets (add lines 13 and 19)                                                       9253                  89587
- -----------------------------------------------------------------------------------------------------------------------------------
     Liabilities and Stockholder's Equity
- -----------------------------------------------------------------------------------------------------------------------------------
21.  Accounts payable                                                                                               72487
- -----------------------------------------------------------------------------------------------------------------------------------
22.  Mortgages, notes, bonds payable in less than 1 year (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
23.  Other current liabilities (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
24.  Loans from stockholders / affiliates                                                     6750                  19485
- -----------------------------------------------------------------------------------------------------------------------------------
25.  Mortgages, notes, bonds payable in 1 year or more (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
26.  Other liabilities (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
27.  Capital stock: (a) Preferred stock
- -----------------------------------------------------------------------------------------------------------------------------------
                    (b) common stock                                                          5000                   5000
- -----------------------------------------------------------------------------------------------------------------------------------
28.  Paid-in or capital surplus
- -----------------------------------------------------------------------------------------------------------------------------------
29.  Retained earnings - appropriated (attach schedule)
- -----------------------------------------------------------------------------------------------------------------------------------
30.  Retained earnings - unappropriated                                                      (2497)                 (7385)
- -----------------------------------------------------------------------------------------------------------------------------------
31.  Less cost of treasury stock
- -----------------------------------------------------------------------------------------------------------------------------------
32.  Total liabilities and stockholder's equity                                               9253                  59587
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
NAME AS SHOWN ON RETURN                                          FEDERAL ID NUMBER
                        Dov Pharmaceutical Inc.                     22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
1.        Net income per books                         (4888)    7. Income recorded on books this year not
- -------------------------------------------------------------       included in this return (itemize)

- -------------------------------------------------------------       (a) Tax-exempt interest $_________________
3.        Excess of capital losses over capital gains
- -------------------------------------------------------------       (b) ______________________________________
4.        Income subject to tax not recorded on
          books this year (itemize)                                 (c) ______________________________________
          _______________________________________                ------------------------------------------------------------------
          _______________________________________                8. Deductions in this tax return not charged
                                                                    against book income this year (itemize)
- -------------------------------------------------------------
5.        Expenses recorded on books this year not                  (a) Depreciation $________________________
          deducted in this return (itemize)
                                                                    (b) Contributions Carryover $_____________
          (a) Depreciation $_____________________                    _________________________________________
          (b) Contribution Carryover $___________                ------------------------------------------------------------------
          (c) Other (itemize) $ -4T -1312
                              -------------------                9. Total of lines 7 and 8
- -----------------------------------------------------------------------------------------------------------------------------------
6.        Total of lines 1 through 5                    1312     10. Income (Item 28, Schedule A) - line 6 less 9      (3576)
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE C-1 ANALYSIS OF UNAPPROPRIATED RETAINED EARNINGS PER BWKS                         (See Instruction 21)
- -----------------------------------------------------------------------------------------------------------------------------------
1.        Balance at beginning of year                 (2497)    5. Distributions
- -------------------------------------------------------------
2.        Net income per books                         (4888)    (a) Cash $___________________________________
- -------------------------------------------------------------
3.        Other increases (itemize)                              (b) Stock $__________________________________
          ________________________________________
          ________________________________________               (c) Property $_______________________________
          ________________________________________               ------------------------------------------------------------------
          ________________________________________               6. Other decreases (itemize)
          ________________________________________                  __________________________________________
                                                                    __________________________________________
                                                                 ------------------------------------------------------------------
                                                                 7. Total of lines 5 and 6
- -----------------------------------------------------------------------------------------------------------------------------------
4.        Total of lines 1, 2 and 3                     (7385)   8. Balance end of year (line 4 less 7)                (7385)
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE E  GENERAL INFORMATION (See Instruction 22)
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                                                       Percent of Stock
           Name of Controlled Corporations            Owned or Controlled                       By Whom Controlled
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

4.        Is the capital stock of the taxpayer listed on any exchange? "Yes or No"    NO   . If yes, specify exchanges where listed
          and submit taxpayer Annual Report to stockholders for the period covered by this return.

5. This question must be answered by domestic corporations only -

          (a) Does the taxpayer hold any personal property, including moneys, negotiable instruments, choses in action, interest, dividends, wages, debts or demands, stocks, bonds, deposits, and the accretions thereon, due or belonging to another where the owner, beneficial owner or person entitled to such property has been unknown, or where the whereabouts of such owner has been unknown, or where such personal property has been unclaimed for a period of fourteen successive years, (five successive years in the case of cash items such as money, wages, cash dividends, etc.) as of the last
              day of the accounting period covered in this return? "Yes or No"    NO
                                                                               -------

          (b) If "Yes", itemize on a separate rider the nature of the property, value thereof and last known names and addresses of such owners or persons.

6.        This question must be answered by corporations with income from sources outside the United States.

          (a) Is income from sources outside the United States included in entire net income at line 38 of Schedule A.
              "Yes or No"_____________.

          (b) If the answer is "No", set forth such items of gross income, the source, the deductions and the amount of foreign taxes paid thereon. Enter at line 33, Schedule A, the difference between the net of such income and the amount of foreign taxes paid thereon not previously deducted.

                                                                                                                      1996 - Page 6
                                       Dov Pharmaceutical Inc.          22-3374365
- -----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE F  CORPORATE OFFICES - GENERAL INFORMATION AND COMPENSATION (See Instruction 23)
- -----------------------------------------------------------------------------------------------------------------------------------
                (1)                           (2)             (3)         (4)                   (5)                     (6)
                                                                     Dates Employed    Percent of Corporation
Name and Current Address of Officer  Social Security Number  Title  in this position         Stock Owned             Amount of
                                                                    From          To   Common       Preferred      Compensation
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       None
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         --
- -----------------------------------------------------------------------------------------------------------------------------------
(a) Total compensation of officers ...........................................................................
                                                                                                                   ----------------
(b) Less: Compensation of officers claimed elsewhere on the return ...........................................
                                                                                                                   ----------------
(c) Balance of compensation of officers (enter here and on Schedule A, line 12, page 2) ......................          -0-
                                                                                                                   ----------------
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                         (1)              (2)              (3)           (4)
                                                                     New Jersey       Other States       Federal         Total
                                                                        Taxes             Taxes           Taxes
- -----------------------------------------------------------------------------------------------------------------------------------
(31 Corporation Franchise Tax and/or income Tax                         OD                                                /@-
- -----------------------------------------------------------------------------------------------------------------------------------
(b) Local Property Takes
- -----------------------------------------------------------------------------------------------------------------------------------
(c) U.C.C. or Payroll Taxes
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   ----------------

                                                                                                                   ----------------
                                                                                                                           100
- -----------------------------------------------------------------------------------------------------------------------------------

                                                          OMB No. 1545-0123 U.S.
Form 1120                                                 ----------------------
Department of the Treasury                                        1997
Internal Revenue Service
                        US. Corporation Income Tax Return
        For calendar year 1997 OR tax year beginning....1997, ending.... 19...
   Instructions are Separate. See Page 1 for Paperwork Reduction Act Notice.
- --------------------------------------------------------------------------------
^ Check if a:

1 Consolidated return                           NC 22-3374365 DEC97 SI9 8980MP      B  Employer Identification Number
  (attach Form 851) |_|                         DOV PHARMACEUTICAL INC           ---------------------------------------------------
2 Personal holding co.            [ILLEGIBLE]   400 KELBY PL STE 1600               C  Date incorporated
  (attach Sch. PH)  |_|                         FORT LEE NJ 07024           I                         4/95
3 Personal service corp.                                                    R    ---------------------------------------------------
  (as defined in Temporary                                                  S       D  Total assets (see page 5 of instructions)
  Regs. sec. 1.441-IT--                                                          ---------------------------------------------------
  see instructions) |_|                                                             S  125102

- -----------------------------------------------------------------------------------------------------------------------------------
E Check applicable boxes:    (1) |_| Initial return   (2) |_| Final return    (3) |_| Change of address
- -----------------------------------------------------------------------------------------------------------------------------------
              1a Gross receipts or sales | 451552  | b Less returns and allowances |______________|___| c Bal >     1c    451552
                                                                                                                   ----------------
              2  Cost of goods sold (Schedule A, line 8) ........................................................   2
                                                                                                                   ----------------
              3  Gross profit. Subtract line 2 from line 1c .....................................................   3     451552
                                                                                                                   ----------------
              4  Dividends (Schedule C, line 19) ................................................................   4
                                                                                                                   ----------------
  Income      5  Interest .......................................................................................   5
                                                                                                                   ----------------
              6  Gross rents ....................................................................................   6
                                                                                                                   ----------------
              7  Gross royalties ................................................................................   7
                                                                                                                   ----------------
              8  Capital gain net income (attach Schedule 0 (Form 1120)) ........................................   8
                                                                                                                   ----------------
              9  Net gain or (loss) from Form 4797, Part II, line 16 (attach Form 4797) .........................   9
                                                                                                                   ----------------
              10 Other income (see page 6 of instructions--attach schedule) .....................................  10
                                                                                                                   ----------------
              11 Total income. Add lines 3 through 10 ..........................................................>  11     451552
- -----------------------------------------------------------------------------------------------------------------------------------
              12 Compensation of officers (Schedule E, line 4) ..................................................  12
                                                                                                                   ----------------
              13 Salaries and wages (less employment credits) ...................................................  13
                                                                                                                   ----------------
              14 Repairs and maintenance ........................................................................  14         28
                                                                                                                   ----------------
              15 Bad debts ......................................................................................  15
                                                                                                                   ----------------
              16 Rents ..........................................................................................  16      21480
                                                                                                                   ----------------
              17 Taxes and licenses .............................................................................  17
                                                                                                                   ----------------
              18 Interest .......................................................................................  18        136
                                                                                                                   ----------------
 Deductions   19 Charitable contributions (see page 8 of instructions for 10% limitation) .......................  19
    (See                                                                                                           ----------------
instructions  20 Depreciation (attach Form 4562) ........................................ 20   4382
    for                                                                                   -----------------------
limitations   21 Less depreciation claimed on Schedule A and elsewhere on return .......  21a                      21b      4382
     on                                                                                   -----------------------------------------
 Deductions   22 Depletion ......................................................................................  22
                                                                                                                   ----------------
              23 Advertising ....................................................................................  23        320
                                                                                                                   ----------------
              24 Pension, profit-sharing, etc., plans ...........................................................  24
                                                                                                                   ----------------
              25 Employee benefit programs ......................................................................  25
                                                                                                                   ----------------
              26 Other deductions (attach schedule) .............................................................  26     425052
                                                                                                                   ----------------
              27 Total deductions. Add lines 12 through 26 ......................................................  27     457398
                                                                                                                   ----------------
              28 Taxable income before net operating loss deduction and special deductions.
                 Subtract line 27 from line 11 ..................................................................  28        154
                                                                                                                   ----------------
              29a Less: a Net operating loss deduction (see page 19 of instructions) (2/31/95 29a    154
                                                                                              -------------------
                        b Special deductions (Schedule C, line 20)                            29b                  29c       154
- -----------------------------------------------------------------------------------------------------------------------------------
              30 Taxable income. Subtract line 29c from line 28 .................................................  30      None
                                                                                                                   ----------------
              31 Total tax (Schedule J, line 10) ................................................................  31
                                                                                                                   ----------------
              32 Payments: a 1996 overpayment credited to 1997 32a
                                                               -----------------------
               b 1997 estimated tax payments ..................32b
                                                               -----------------------
               c Less 1997 refund applied for on Form 4466.....32c  (                ) d Bal > 32d
                                                               -----------------------         -----------------
  Tax and
 Payments     e Tax deposited with Form 7004 ................................................ 32e
                                                                                               -----------------

              f Credit for tax paid on undistributed capital gains (attach Form 2433) ....... 32f
                                                                                               -----------------
              g Credit for Federal tax on fuels (attach Form 4136). See instructions .........32g                  32h
                                                                                               -----------------   ----------------
              33 Estimated tax penalty (see page 10 of instructions). Check if Form 2220 is attached ......> |_|   33
                                                                                                                   ----------------
              34 Tax due. If line 32h is smaller than the total of lines 31 and 33, enter amount owed ...........  34     None
                                                                                                                   ----------------
              35 Overpayment, If line 32h is larger than the total of lines 31 and 33, enter amount overpaid ....  35
                                                                                                                   ----------------
              Enter amount of line 35 you want: Credited to 1998 estimated tax >                     Refunded    > 36
- -----------------------------------------------------------------------------------------------------------------------------------
                 Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of
Sign             preparer (other than taxpayer) is based on all information of which
Here             preparer has any knowledge.

                 >
                  --------------------------------------------------        > -----------------------------------------------------
                  Signature of officer                Date                    Title
- -----------------------------------------------------------------------------------------------------------------------------------
                 Preparer's                           Date                                        Preparer's social security number
Paid             Signature >                                               Check if
Preparer's                                                                 Self-employed |_|
Use Only         ------------------------------------------------------------------------------------------------------------------
                 Firm's name for                                                  EIN      >
                 yours if self-employed    >    -----------------------------------------------------------------------------------
                 and address                                                      Zip code >
- -----------------------------------------------------------------------------------------------------------------------------------
                                                              Cat. No. 114500

Form 1120 (1997)           DOV Pharmaceutical, Inc.     22-3374365       Page 2
- --------------------------------------------------------------------------------
Schedule A Cast of Goods Sold (See page 10ai of instructions.)
- --------------------------------------------------------------------------------

1   Inventory at beginning of year ...................................................................   1
                                                                                                         ---------------------------
2   Purchases ........................................................................................   2
                                                                                                         ---------------------------
3   Cost of labor ....................................................................................   3       N/A
                                                                                                         ---------------------------
4   Additional section 263A costs (attach schedule) ..................................................   4
                                                                                                         ---------------------------
5   Other Cost 9 (attach schedule) ...................................................................   5
                                                                                                         ---------------------------
6   Total. Add lines 1 through 5 .....................................................................   6
                                                                                                         ---------------------------
7   Inventory at end of year .........................................................................   7
                                                                                                         ---------------------------
8   Cost of goods sold. Subtract line 7 from line 6. Enter here and on page 1, line 2 ................   8
                                                                                                         ---------------------------
9a  Check all methods used for valuing dosing inventory:

      (i) |_| Cost as described in Regulations section 1.471-3

     (ii) |_| Lower of cost or market as described in Regulations section 1.471-4

    (iii) |_| Other (Specify method used and attach explanation.) ^ ................................................................

 b  Check if there was a writedown of subnormal goods as described in Regulations section 1.471-2(c) ..................... > |_|

 c  Check if the LIFO inventory method was adopted this tax year for any goods (if checked, attach Form 970) ............. > |_|

 d  If the LIFO inventory method was used for this tax year, enter percentage (or amounts) of closing
    inventory computed under LIFO ...................................................................    9d
                                                                                                         ---------------------------
 e  If property is produced or acquired for resale, do the rules of section 263A apply to the corporation? .......|_| Yes    |_| No

 f  Was there any change in determining quantities, cost, or valuations between opening and closing inventory?
    If "Yes,"                                                                                                     |_|

- ------------------------------------------------------------------------------------------------------------------------------------
Schedule C  Dividends and Special Deductions (See page 11 of            (a) Dividends           (b) %       (c) Special deductions
            Instructions.)                                                  received                              (a) x  (b)
- ------------------------------------------------------------------------------------------------------------------------------------
1  Dividends from less-than-20%-owned domestic corporations that
   are subject to the 70% deduction (other than debt-financed stock)....                         70
                                                                          ---------------------------------------------------------
2  O i v i i from 20%-or-more-owned domestic corporations that are
   subject to the 80% deduction (other than debt-financed stock) .......                        80
                                                                          ---------------------------------------------------------
3  Dividends debt-financed stock of domestic and foreign corporations                            see
   (section 246A) ......................................................                     instructions
                                                                          ---------------------------------------------------------
4  Dividends on certain preferred stock of less-than-20%-owned public
   utilities ...........................................................                          42
                                                                          ---------------------------------------------------------
5  Dividends on certain preferred stock of 20%-or-more-owned public
   utilities ...........................................................                          48
                                                                          ---------------------------------------------------------
6  Dividends from less-than-20%-owned foreign corporations and certain
   FSCs that are subject to the 70% deduction ..........................                          74
                                                                          ---------------------------------------------------------
7  Dividends from 20%-or-more-owned foreign corporations and certain
   FSCs that are subject to the 80% deduction ..........................                          80
                                                                          ---------------------------------------------------------
8  Dividends from wholly owned foreign subsidiaries subject to the 100%
   deduction (section 245(b)) ..........................................                         100
                                                                          ---------------------------------------------------------
9  Total. Add lines 1 through 8. See page 12 of instructions for limitation ..........................................................
                                                                          ---------------------------------------------------------
10 Dividends from domestic corporations received by a small business investment company operating under the Small Business Investment
   Act of 1958 .........................................................                         100
                                                                          ---------------------------------------------------------
11 Dividends from certain FSCs that are subject to the 100% deduction
   (section 245(c)(1)) .................................................                         100
                                                                          ---------------------------------------------------------
12 Dividends from affiliated group members subject to the 100%
   deduction (section 243(a)(3)) .......................................                         100
                                                                          ---------------------------------------------------------
13 Other dividends from foreign corporations not included on lines
   3, 6, 7, 8, or 11 ...................................................
                                                                          ----------------
14 Income from controlled foreign corporations under subpart F
   (attach Form(s) 5471) ...............................................
                                                                          ----------------
15 Foreign dividend gross-up (section 78) ..............................
                                                                          ----------------
16 IC-DISC and former DISC dividends not included on lines 1, 2, or 3 (section 246(d)) ...............................................
                                                                          ----------------
17 Other dividends .....................................................
                                                                          ----------------
18 Deduction for dividends paid on certain preferred stock of public utilities ....................................................
                                                                                                             -----------------------
19 Total dividends. Add lines 1 through 17. Enter here and on line 4, page 1 ..............................................................
                                                                          ----------------
20 Total special deductions. Add lines 9, 10, 11, 12, and 18. Enter here and on line 29b, page 1 ..............................................................................>
- ------------------------------------------------------------------------------------------------------------------------------------
Schedule E Compensation of Officers (See instructions for line 12, page 1.)
           Complete Schedule E only if total receipts (line 1a plus lines 4 through 10 on page 1, Form 1120) are $500,000 or more.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                               Percent of corporation
                                                          (c)  Percent of            stock owned
    (a) Name of officer     (b) Social security number     time devoted to  --------------------------    (f) Amount of compensation
                                                              business      (d) Common    (e) Preferred
- ------------------------------------------------------------------------------------------------------------------------------------
1             N/A                                                        %           %                %              None
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                         %           %                %
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
2 Total compensation of officers .......................................................................
                                                                                                         ---------------------------
3 Compensation of officers claimed on Schedule A and elsewhere on return ...............................             None
                                                                                                         ---------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

Form 1120 (1997)    DOV Pharmaceutical Inc.   22-3374365                 Page 3

- ------------------------------------------------------------------------------------------------------------------------------------
Schedule J Tax Computation (see page 12 of instructions.)
- ------------------------------------------------------------------------------------------------------------------------------------
 1  Check if the corporation is a member of a controlled group (see sections 1561 and 1563) ............. > |_|
    Important: Members of a controlled group, see instructions on page 13.

 2a If the box on line 1 is checked, enter the corporation's share of the $50,000, $25,000, and $9,925,000 taxable income brackets (in that order):

    (1) |$________|___|   (2)|$_________|___|  (3) |$_________|___|$

  b Enter the corporation's share of:

    (1) Additional 5% tax (not more than $11,750) |$_________|___|
    (2) Additional 3% tax (not more than $100,000) |$_________|___|

 3  Income tax. Check this box if the corporation is a qualified personal service corporation
    as defined in section 448(d)(2) (see instructions on page 13)......................................... > |_|  3     None
                                                                                                                 -------------------

 4a Foreign tax credit (attach Form 1118) ......................................................... 4a

  b Possessions tax credit (attach Form 5735) ..................................................... 4b

  c Check: |_| Nonconventional source fuel credit |_| QEV credit (attach Form 8834) ............... 4c

  d General business credit. Enter here and check which forms are attached:           |_| 3800
    |_| 3468            |_| 5884       |_| 6478      |_| 6765    |_| 8588   |_| 8830  |_| 8526
    |_| 8835            |_| 8844       |_| 8845      |_| 8846    |_| 8820   |_| 8847  |_| 8851 .... 4d

  e Credit for prior year minimum tax (attach Form 8827) .......................................... 4e

 5  Total credits. Add lines 4a through 4e .....................................................................  5
                                                                                                                 -------------------
 6  Subtract line 5 from line 3 ................................................................................  6     None
                                                                                                                 -------------------
 7  Personal holding company tax (attach Schedule PH (Form 1120)) ..............................................  7
                                                                                                                 -------------------
 8  Recapture taxes. Check if from:  |_| Form 4255  |_| Form 8611...............................................  8
                                                                                                                 -------------------
 9  Alternative minimum tax (attach Form 4626) .................................................................  9
                                                                                                                 -------------------
10  Total tax. Add lines 6 through 9. Enter here and on line 31, page 1 ........................................  10    None
- ------------------------------------------------------------------------------------------------------------------------------------
Schedule K  Other Information (see page 14 instructions)
- ------------------------------------------------------------------------------------------------------------------------------------
1  Check method of accounting: a |_| Cash                  Yes No  7   Was the corporation a U.S. shareholder of any         Yes No
    b |X| Accrual c |_| Other (specify) > _________________            controlled foreign corporation? (See sections 951 and.    X
                                                                       957.)
2  See page 16 of the instructions and state the principal:
   |_| Business activity code no. > 8980                               If "Yes," attach Form 5471 for each such corporation.
   b Business activity > Consulting                                    Enter number of Forms 5471 attached ..................
   c Product or service > Service
                                                                   8   At any time during the 1997 calendar year, did the
3  At the end of the tax year, did the corporation own,                corporation have an interest in or a signature or
   directly or indirectly, 50% or more of the voting stock             other authority over a financial account (such as a
   of a domestic corporation? (For rules of attribution, see           bank account, securities account, or other financial
   section 267(c).) ........................................    X      account) in a foreign country? > .....................    X

   If "Yes," attach a schedule showing: (a) name and                   If "Yes," the corporation may have to file Form TD F
   identifying number, (b) percentage owned, and (c) taxable           90-22.1.
   income or (loss) before NOL and special deductions of
   such corporation for the tax year ending with or within             If "Yes," enter name of foreign country >
   your tax year.
                                                                   9   During the tax year, did the corporation receive a
4  Is the corporation a subsidiary in an affiliated group or           distribution from, or was it the grantor of, or
   a parent-subsidiary controlled group? ..................     X      transferor to, a foreign trust? If "Yes," see page 16
                                                                       of the instructions for other forms the corporation
   If "Yes," enter employer identification number and name             may have to file .....................................    X
   of the parent corporation > ____________________________
                                                                   10  At any time during the tax year, did one foreign person
   --------------------------------------------------------            own, directly or indirectly, at least 25% of: (a)
                                                                       the total voting power of all classes of stock of the
5  At the end of the tax year, did any individual,                     corporation entitled to vote, or (b) the total value of
   partnership, corporation, estate or trust own, directly or          all classes of stock of the corporation? If "Yes,"        X
   indirectly, 50% or more of the corporation's voting
   stock? (For rules of attribution, see section 267(c).)..     X    a Enter percentage owned >______________________________
                                                                       country >_____________________________________________
   If "Yes," attach a schedule showing name and identifying
   number. (Do not include any information already entered           b Enter owner's country >_______________________________
   in 4 above.) Enter percentage owned >___________________          c The corporation may have to file Form 5472. Enter
                                                                        number of Forms 5472 attached >______________________
6  During this tax year, did the corporation pay dividends
   (other than stock dividends and distributions in exchange         11 Check this box if the corporation issued publicly
   for stock) in excess of the corporation's current and                offered debt instruments with original issue discount   |_|
   accumulated earnings and profits? (See secs. 301 and
   316.)...................................................     X       If so, the corporation may have to file Form 8281.

   If "Yes," file Form 5452. If this is a consolidated               12 Enter the amount of tax-exempt interest received or
   return, answer here for the parent corporation and on                accrued during the tax year o $ _____________________
   Form 851, Affiliations Schedule, for each subsidiary.
                                                                     13 If there were 35 or fewer shareholders at the end of
                                                                        the tax year, enter the number > 3

                                                                     14 If the corporation has an NOL for the tax year and is
                                                                        electing to forego the carryback period, check here ^

                                                                     15 Enter the available NOL carryover from prior tax years
                                                                        (Do not reduce it by any deduction on line 29a.) > $ 4190
- ------------------------------------------------------------------------------------------------------------------------------------

Form 1120 (1997)     DOV Phamaceutical Inc   22-3374365                  Page 4

- ------------------------------------------------------------------------------------------------------------------------------------
Schedule L Balance Sheets per Books                        Beginning of tax year                            End of tax year
- ------------------------------------------------------------------------------------------------------------------------------------
                        Assets                            (a)                 (b)                         (c)            (d)
                                                   ------------------------------------------------------------------------------
 1  Cash ..........................................                           1317                                      40654
                                                                        ---------------                             -------------
 2a Trade notes and accounts receivable ..........     77315                                             77875
                                                   --------------                                    --------------
  b Less allowance for bad debts ..................(            )            77315                   (            )     77875
                                                   ------------------------------------------------------------------------------
 3  Inventories ...................................
                                                                        ---------------                             -------------
 4  U.S. government obligations ...................
                                                                        ---------------                             -------------
 5  Tax-exempt securities (see instructions) ......
                                                                        ---------------                             -------------
 6  Other current assets (attach schedule) ........
                                                                        ---------------                             -------------
 7  Loans to stockholders .........................
                                                                        ---------------                             -------------
 8  Mortgage and real estate loans ................
                                                                        ---------------                             -------------
 9  Other investments (attach schedule) ...........
                                                                        ---------------                             -------------
10a Buildings and other depreciable assets ........    15583                                             15583
                                                   --------------                                    --------------
  b Less accumulated depreciation .................(    4628   )             10155                        9010           6573
                                                   ------------------------------------------------------------------------------
11a Depletable assets .............................
                                                   --------------                                    --------------
  b Less accumulated depletion ....................
                                                   ------------------------------------------------------------------------------
12 Land (net of any amortization) .................
                                                                        ---------------                             -------------
13a Intangible assets (amortizable only)
                                                   ---------------                             -------------
  b Less accumulated amortization .................
                                                   ------------------------------------------------------------------------------
14 Other assets (attach schedule) .................
                                                                        ---------------                             -------------
15 Total assets ...................................                          89587                                       125102
- ---------------------------------------------------------------------------------------------------------------------------------
   Liabilities and Stockholders' Equity ...........

16 Accounts payable ...............................                          72487                                       125286
                                                                        ---------------                             -------------
17 Mortgages, notes, bonds payable in less
   than 1 year ....................................
                                                                        ---------------                             -------------
18 Other current liabilities (attach schedule)
                                                                        ---------------                             -------------
19 Loans from stockholders ........................                          19485                                         7328
                                                                        ---------------                             -------------
20 Mortgages, notes, bonds payable in 1 year
   or more ........................................
                                                                        ---------------                             -------------
21 Other liabilities (attach schedule) ............
                                                                        ---------------                             -------------
22 Capital stock: a Preferred stock ...............
                                                   --------------                                    --------------
                  b Common stock ..................                           5000                                         5000
                                                   ------------------------------------------------------------------------------
23 Additional paid-in or capital surplus
                                                                        ---------------                             -------------
24 Retained earnings--Appropriated (attach
   schedule) ......................................
                                                                        ---------------                             -------------
25 Retained earnings--Unappropriated ..............                          (7385)                                    (12522)
                                                                        ---------------                             -------------
26 Adustments to shareholders' equity (attach
   schedule) ......................................
                                                                        ---------------                             -------------
27 Less cost of treasury stock ....................
                                                                        ---------------                             -------------
28 Total liabilities and stockholders' equity .....                          82587                                      125102
- ---------------------------------------------------------------------------------------------------------------------------------
Note: You are not required to complete Schedules M-1 and M-2 below if the total assets on line 15, column (d) of Schedule L are less than $25,000.
- ---------------------------------------------------------------------------------------------------------------------------------
Schedule M-1 Reconciliation of Income (Loss) per Books With Income per Return (See page 15 of instructions.)
- ---------------------------------------------------------------------------------------------------------------------------------
1  Net income (loss) per books ....................    (5137)       7 Income recorded on books this year
                                                   --------------     not included on this return (itemize):
2  Federal income tax .............................
                                                   --------------     Tax-exempt interest $
3  Excess of capital losses over capital gains ....                                        -----------------
                                                   --------------   8 Deductions on this return not charged against
4  Income subject to tax not recorded on books                        book income this year (itemize):
   this year (itemize):
                       ----------------------------                   a Depreciation.................. $__________

   ------------------------------------------------                   b Contributions carryover ...... $__________
                                                   --------------
5  Expenses recorded on books this year not deducted                    ------------------------------------------
   on this return (itemize):
                                                                        ------------------------------------------
 a Depreciation.................. $
                                                                        ------------------------------------------
 b Contributions carryover ...... $                                                                                 -------------
                                                                     9  Add lines 7 and 8
 c Travel and entertainment ..... $ 5291                                                                            -------------
                                                                    10 Income (line 28, page 1)--line 6 less line 9      154
   -------------------------------------------------                                                                -------------

   -------------------------------------------------     520
                                                   --------------
 6 Add lines 1 through 5 ...........................     154
- ---------------------------------------------------------------------------------------------------------------------------------
Schedule M-2 Analysis of Unappropriated Retained Earnings per Books (Line 25, Schedule L)
- ---------------------------------------------------------------------------------------------------------------------------------
 1 Balance at beginning of year...................     (7355)        5 Distributions:   a Cash
                                                   ---------------                                                  -------------
 2 Net income (loss) per books                         (5137)                           b Stock
                                                   ---------------                                                  -------------
 3 Other increases (itemize):                                                           c Property
                             ---------------------                                                                  -------------
                                                                     6 Other decreases (itemize):
   -----------------------------------------------                                                                  -------------
                                                                     7 Add lines 5 and 6
   ----------------------------------------------- ---------------                                                  -------------
                                                                     8 Balance at end of year (line 4 less line 7)    (12522)
 4 Add lines 1, 2, and 3..........................     (12522)
- ------------------------------------------------------------------------------------------------------------------------------------

                             DOV Pharmaceutical Inc.                        1997

                                   22-3374365

                Form 1120 Page 1 line 36 other deductions:

                          Automobile Expenses          2356

                          Bank Charges                  898

                          Dues/Books/Subscriptions     1121

                          Telephone                    6352

                          Computer Expenses            4807

                          Printing                     1106

                          Insurance                     288

                          Computer Lease               1856

                          Office Expenses              3803

                          Management Fees            187896

                          Legal & Professional Fees  203207

                          Travel                       5956

                          Entertainment                5291

                          Corporate Fees                115
                                                     ------
                Total other expenses -               425052
                                                     ======

                               SCHEDULE 2(f)(ii)

1. The Company has a Stock Option Plan.

2. The Company has provided for bonuses to paid to Arnold Lippa and Bernard Beer upon achievement of certain performance milestones pursuant their respective employment agreements with the Company.

3. Following the Closing, the Company plans to obtain certain insurance policies covering its employees.

                               SCHEDULE 2(g)

1. Attached is a list of the Company's patents together with their respective expiration dates.

[DOV LOGO] PHARMACEUTICAL
           INCORPORATED
                                                     CONFIDENTIAL

                                 SCHEDULE 2(g)

                                 PATENT STATUS

         BICIFADINE and DOV 216,303
         U.S. 4.196,120 - expired 04/01/97
         U.S. 4,231.935 - expired 11/04/97
         U.S. 4,435,419 - expires 07/01/0l

         DOV 273,547 and DOV 285,489
         U.S. 4321,422 - expires 06/23/03
         U.S. 4,900,836 - expires 02/13/07
         U.S. 5,059,709 - expires 10/22/08

DILTIAZEM DOV ER
U.S. PATENT PENDING

                                 SCHEDULE 20(h)

NONE

                                SCHEDULE 2(i)(i)

1. Attached is a list of the Company's patents together with their respective expiration dates.

2. The Company has not conducted a trademark or trade name search regarding and makes no representation or warranty with respect to its corporate name DOV Pharmaceutical, Inc. or any variation or derivative form thereof, other than its right to use such name as a corporation in the State of New Jersey.

[DOV LOGO] PHARMACEUTICAL
           INCORPORATED
                                                     CONFIDENTIAL

                                SCHEDULE (i)(i)

                                 PATENT STATUS

         BICIFADINE and DOV 216,303
         U.S. 4,196,120 - expired 04/01/97
         U.S. 4,231,935 - expired 11/04/97
         U.S. 4,435,419 - expires 07/01/01

         DOV 273,547 and DOV 285,489
         U.S. 4,521,422 - expires 06/23/03
         U.S. 4,900,836 - expires 02/13/07
         U.S. 5,059,709 - expires 10/22/08

         DILTIAZEM DOV ER
         U.S. PATENT PENDING

         Suite 1500, 400 Kelby Place, Fort Lee, NJ 07024 (201) 461-2365
         (201) 947-6201 o fax

                               SCHEDULE 2(i)(ii)

1. License agreement between the Company and American Cyanamid Company dated May 22, 1998.

2. The Company has an agreement with Summit Bank to provide a line of credit, in the form of an overdraft allowance, up to $25,000. The line of credit is due on demand, bears interest at 16% and is guaranteed by Arnold Lippa and Bernard Beer.

3. Placement agency letter agreement dated March 27, 1998, as supplemented by a letter agreement dated March 27, 1998 between Jeff Margolis as President of Aurora Capital LLC and the Company.

4. The Company has executed several non-disclosure agreements with third parties.

5. Confidentiality and Assignment Agreement between the Company and Bernard Beer dated June 30, 1998.

6. Confidentiality and Assignment Agreement between the Company and Arnold Lippa dated June 30, 1998.

7. Preferred Stock Purchase Agreement dated as of June 30, 1998 between the Company and Neurocrine Biosciences, Inc.

8. Sublicense Agreement dated as of June 30, 1998 between the Company and Neurocrine Biosciences, Inc.

9. Warrant Agreement between the Company and Neurocrine Biosciences, Inc. whereby the Company has warrants to purchase certain common stock of Neurocrine Biosciences, Inc.

10. The Company is a party to that certain Neurocrine Biosciences, Inc. Registration Rights Agreement pursuant to which it has certain registration rights relating to its ownership of capital stock, upon exercise of its warrants, of Neurocrine Biosciences, Inc.

11. Employment Agreement between the Company and Arnold Lippa.

12. Employment Agreement between the Company and Bernard Beer.

13. Sales Agency Agreement between the Company and Aurora Capital LLC relating to the transactions contemplated by this Agreement and the related Transaction Documents.

                                SCHEDULE 2(i)(ii)

1. The Company does not, at this time, have or maintain any insurance policies.

                                   EXHIBIT A

                FORM OF CONVERTILBLE EXCHANGEABLE PROMISSORY NOTE

THIS EXCHANGEABLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF A STATE OR OTHER JURSDICTION AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO AN AFFILIATE OR AS OTHERWISE PERMITTED BY THIS NOTE PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKYLAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS-

                            DOV PHARMACEUTICAL, INC.
                    CONVERTIBLE EXCHANGEABLE PROMISSORY NOTE

U.S. $8,010,000                                               January___, 1999
                                                            New York, New York

      The undersigned, DOV Pharmaceutical, Inc, a New Jersey corporation with offices at One Parker Plaza, Fort Lee, New Jersey 07024 ("DOV"), unconditionally promises to pay to Elan International Services, Ltd., a Bermuda corporation ("EIS"), or its permitted assigns, transferees and successors as provided herein (collectively, the "HOLDER") on January ______, 2005 (the "MATURITY DATE"), at such place as may be designated by the Holder to DOV, the principal amount outstanding hereunder (not to exceed U.S.$8,010,000), together with interest thereon accrued at a rate per annum equal to the lesser of (x) 7% and (y) the maximum rate of interest permitted by applicable law, from and after the date of the that date hereof (the "ORIGINAL ISSUE DATE'?, compounded on a semi-annual basis, the initial such compounding to commence on the date that is six months from and after the Original Issue Date (each such date, a "COMPOUNDING DATE"). The entire principal amount of this Note shall be disbursed by EIS to DOV on the date hereof.

      SECTION 1. Securities Purchase Agreement and Joint Development and
                 Operating Agreement.

      This Note is issued pursuant to a Securities Purchase Agreement dated an of the date hereof by and between DOV and EIS (as amended at any time, the "SECURITIES PURCHASE AGREEMENT", and is intended to be afforded the benefits thereof, including the representations and warranties set forth therein. DOV shall use the proceeds of the issuance and sale of this Note solely in accordance with the provisions set forth therein and in a certain Joint Development and Operating Agreement, dated as of the date hereof (as amended at any time, the "JOINT DEVELOPMENT AND OPERATING AGREEMENT"), by and among Elan Corporation, plc, an Irish public limited company and the parent corporation of EIS, EIS, DOV, DOV Newco, Ltd., a Bermuda exempted limited company ("BERMUDA NEWCO") and Nascime Limited, an Irish private limited company ("Ireland Newco"), and as described in Section 5 below.

      SECTION 2. PAYMENTS AND COVENANTS.

      (a) Unless earlier converted in accordance with the terms of Section 3 below, exchanged in accordance with Section 4 below, or prepaid in accordance with the terms hereof, the entire outstanding principal amount of this Note, together with any accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

      (b) Accrued interest hereon shall not be paid in cash, but shall be capitalized and added to principal amount outstanding hereunder on each Compounding Date.

      (c) This Note may not be prepaid by DOV without EIS's prior written consent.

      (d) During the time that this Note remains outstanding, DOV shall not, without the prior written consent of the Holder, (i) incur or permit to exist any indebtedness by DOV or any of DOV's subsidiaries senior or PARI PASSU with to the indebtedness represented by this Note; provided, that DOV may incur (A) senior indebtedness in the form of working capital lines of credit and financing or similar leasing arrangements up to $1 million (including the aggregate available amount of any undrawn lines or similar credit financings) and (B) senior indebtedness, without limit on a PARI PASSU basis, funded by banks, bank holding companies, insurance companies and other investors customarily defined as institutional investors, it being understood that the amounts described in clauses {A) and (B) shall be additive,

      SECTION 3. CONVERSION.

      (a ) CONVERSION RINHT. (i) From and after the date that is two years after the Original Issue Date and until this Note is repaid in full, the Holder shall have the right from time to time, in its sole discretion, to convert the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder into such number of shares of the common stock of DOV par value $.0001 per share (the "DOV COMMON STOCK"), that shall be obtained by dividing the sum of the outstanding principal amount of this Note and all accrued interest thereon by the price (the "Benchmark Price") equal to the lesser of (A) U.S. $6.44 and (B) the product of (x) 1.75 and (y) due per share price, in the case of DOV Common Stock, or the initial per share conversion price, in the case of equity securities convertible, exchangeable or exercisable for or into shares of DOV Common Stock, in each case, in the next BONA FIDE financing that is consummated by DOV or its affiliates after the Original Issue Date and within 18 months thereof; provided, that if a transaction giving rise to the calculation in (E) shall not have occurred, then, in such event, the Benchmark Price shall be the amount set forth in (A). In the event that, within 18 months of the

Original Issue Closing Date and after conversion in whole or part of this Note, DOV issues any equity securities (or rights, options, warrants or other securities exchangeable, convertible or exercisable for or into equity securities) at an effective price per share that is less than the Benchmark Price, DOV shall have the obligation (to be implemented upon the request of EIS at any time thereafter during the term of this Note), from and after the date that is the date of closing of such offering, to issue to EIS, for no additional consideration, pro-rats additional shares of voting and non-voting DOV Common Stock so that such additional shares, when added to the DOV Common Stock issued upon such conversion, causes the aggregate number of shares of such DOV Common Stock issued upon such conversion to be issued as if the denominator in such formula were the Benchmark Price. Such additional issuance shall be applicable with respect to accrued and unpaid interest if EIS has exercised the Exchange Right (as defined below).

      (ii) EIS shall notify DOV in writing of its intention to exercise the conversion. Upon 10 days of receipt of the notice, DOV shall issue stock certificates to EIS representing the aggregate number of shares of DOV Common Stock EIS shall own after the conversion. Upon such exercise, EIS shall, if necessary, exchange with DOV, the DOV Common Stock certificates currently in its possession for the DOV Common Stock certificates which reflect the aggregate number of shares of DOV common Stock transferable to EIS after EIS exercises the conversion.

      (b) RECLASSIFICATION, ETC. In case of any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder (other than a change in par value, or from par value to no par value), or (ii) any consolidation of DOV with or into another entity (other than a merger or consolidation with another entity in which DOV is the acquiring and the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon the conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder), or (iii) any sale of all or substantially all the assets of DOV, then DOV, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the Holder a new Note or a supplement hereto (in form and substance reasonably satisfactory to the Holder), so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder, and in Lieu of the shares of Common Stock theretofore issuable upon the conversion the outstanding principal amount and accrued and unpaid interest then out-standing hereunder, the kind and amount of shares of stock and other securities, receivable upon such reclassification, reorganization, change or conversion by a holder of the number of shares of Common Stock then issuable under this Note. Such new Note shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3(b) shall similarly attach to successive reclassifications, reorganizations, changes, and conversions.

      (c) SUBDIVISION OR COMBINATION OF SHARES. If DOV at any time during which there is any outstanding principal amount and accrued and unpaid interest then-outstanding hereunder shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Benchmark Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Benchmark Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased.

      (d) NO IMPAIRMENT. DOV will not, by amendment of its certificate of incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by DOV, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of EIS against impairment.

      (e) NOTICE OF ADJUSTMENTS. Whenever the Benchmark Price or the number of Shares issuable hereunder shall be adjusted pursuant to this Section 3, DOV shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to EIS.

      (f) FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares DOV shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by DOV's Board of Directors.

      (g) CUMULATIVE ADJUSTMENTS. No adjustment in the Benchmark Price shall be required under this Section 3 until cumulative adjustments result in a concomitant change of 1% or more of the Benchmark Price or in the number of shares of Common Stock issuable upon conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder, as in effect prior to the last such adjustment; provided, however, that any adjustments which by reason of this Section 3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      (h) NOTICE OF CONVERSION. The Holder shall be entitled to exercise the rights of conversion as described in this Section 3 upon 30 days' notice to DOV, such notice to be in the form attached hereto as EXHIBIT B.

      SECTION 4. EXHIBIT RIGHT

      (a) If no portion of the original principal amount hereof (as opposed to accrued interest) has been converted, this Note shall be exchangeable (the "Newco Exchange Right") at any time during the term for a number of additional "B" Shares of Bermuda Newco, par value $1.00 per share (together with the "A" Shares the "NEWCO COMMON STOCK") so that the aggregate number of B Shares of Bermuda Newco originally issued to EIS on the Original Issue Date and the shares issued or transferred to EIS in connection with such exchange shall be equal to the aggregate number of "A" Shares in Bermuda Newco originally issued to and subscribed for by

DOV on the Original Issue Date less the number of "B" Shares, if any, transferred to EIS by DOV in connection with the exercise of the Newco Exchange Right. The parties shall make appropriate arithmetic adjustments to any share issuance to give effect to the foregoing in the cases of issuance of new shares of Bermuda Newco rather than transfers by DOV or its affiliates of existing shares to EIS. In the event of the exercise of die Newco Exchange Right, (x) the outstanding principal amount of this Note shall be cancelled, and shall no longer be entitled to any exchange right for shares of DOV Common Stock and (y) the accrued interest on this Note shall continue to carry the rights attributable thereto (including conversion into DOV Common Stock), other than the Newco Exchange Right. As provided in the Joint Development and Operating Agreement prior to and upon any such exchange, EIS shall have a like interest (proportionate to its then shareholding interest) in any additional or other capital in Bermuda Newco.

      (b) EIS shall notify DOV and Bermuda Newco writing of its intention to exercise the Newco Exchange Right. Upon 1O days of receipt of the notice, Bermuda Newco shall issue new stock certificates to EKS representing the aggregate number of shares of Newco Common Stock EIS shall own after the exercise of the Newco Exchange Right. Upon such exercise, EIS shall, if necessary, exchange with Bermuda Newco, the Newco Common Stock certificates currently in its possession for the Newco Common Stock certificates which reflect the aggregate number of shares of Newco Common Stock transferable or issuable to EIS after EIS exercises the Newco Exchange Right.

      (c) In the event that EIS exercises the Newco Exchange Right, EIS shall, within 10 days of the date of the consummation of such transaction, cause to be paid to or as directed by DOV an amount equal to the excess of (A) the percentage of Bermuda Newco then owned by EIS (assuming such exchange) but not in excess of 50%, of the aggregate amount of development and related funding contributed or paid to Bermuda Newco by DOV and EIS (or their respective affiliates) from and after the Original Issue Date over (B) the amount described in (A) above that was paid by EIS and its affiliates; together with interest thereon at a rate per annum equal to the lesser of (x) 7% and (y) the maximum rate of interest permitted by applicable law from and after the Original Issue Date, compounded on a semi-annual basis.

      (d) In no event shall the amount determined in accordance with subsection
(a) above exceed the aggregate principal amount issued hereunder and accrued interest thereon.

      SECTION 5. USE OF PROCEEDS.

      DOV shall use the proceeds of this Note solely in accordance with the Joint Development and Operating Agreement.

      SECTION 6. EVENTS OF DEFAULT.

      The occurrence of any of the following events shall constitute an event of default (an

"EVENT OF DEFAULT");

      (a) a default in the payment of the principal amount of this Note, when and as the same shall become due and payable;

      (b) a default in the payment of any accrued and unpaid interest on this Note, when and as the same shall become due and payable;

      (c) a default in the performance, or a breach of any other covenant or agreement of DOV contained in this Note, and continuance of such default or breach for a period of 10 days after the Holder has notified DOV of its occurrence;

      (d) a default or breach in any covenant of DOV contained in this Note, or any other Transaction Document (as defined in the Securities Purchase Agreement), and continuance of such default or breach for a period of 10 business days after the Holder has notified DOV of its occurrence;

      (e) any representation, warranty, covenant or certification made by DOV pursuant to this Note, or any other Transaction Document shall prove to have been false or misleading as of the date made in any material respect and EIS has rightfully submitted a claim for indemnity in respect thereof in accordance with the Securities Purchase Agreement;

      (f) (i) the entry of a decree or order by a court having jurisdiction adjudging DOV bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of DOV, under United States bankruptcy or insolvency law, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 120 days; (ii) the commencement by DOV of a voluntary case under United States bankruptcy law, as now or hereafter constituted, or the consent by DOV to the institution of bankruptcy or insolvency proceedings against it; (iii) the filing by DOV of a petition or answer or consent seeking reorganization or relief under United States bankruptcy law; (v) the appointment of a receiver, liquidator, assignee, trustee, or similar official of DOV or of any substantial part of its property that is not discharged within 120 days;
(vi) the making by DOV of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by DOV in furtherance of any such action; or

      (g) a material default by DOV under any of the Transaction Documents and continuance of such default for a period of 30 days after the Holder has notified DOV of its occurrence.

      SECTION 7. REMEDIES IN THE EVENT OF DEFAULT.

      (a) In the case of any Event of Default by DOV, the Holder, may in its sole discretion, demand that the aggregate amount of funds advanced to DOV under this Note and outstanding hereunder and accrued and unpaid interest thereon shall, in addition to all other rights and remedies of the Holder hereunder and under applicable law, be and become immediately due and payable upon written notice delivered by the Holder to DOV. Notwithstanding the preceding sentence, the rights of the Holder as set forth in Sections 3 and 4 hereunder shall survive.

      (b) DOV hereby waives demand and presentment for payment, notice of nonpayment, protest and notice of protest, diligence, filing suit, and all other notice and promises to pay the Holder its costs of collection of all amounts due hereunder, including reasonable attorneys' fees.

      (c) In the case of any Event of Default or breach of this Note by DOV this Note shall continue to bear interest after such default or breach at the interest rate otherwise in effect hereunder plus 3% per annum (but in any event not in excess of the maximum rate of interest permitted by applicable law).

      SECTION 8. SENIORITY.

      Subject to Section 2(d), this Note shall constitute senior indebtedness of DOV.

      SECTION 9. MISCELLANEOUS.

      (a) This Note may be transferred or assigned, in whole or in part, (a) by EIS to its affiliates and/or subsidiaries or other entities in which EIS or its affiliates may have an interest, by contract, ownership of securities or otherwise, and that are in the nature of financing vehicles or similar entities for EIS or its affiliates or (b) by DOV to its affiliates and/or subsidiaries; provided, that in each case, the transferor shall continue to be liable and obligated for its obligations hereunder. Subject to the foregoing, this Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Other than as set forth above, this Note may not be transferred or assigned by either party without the prior written consent of the other party.

      (b) All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if Sent by nationally-recognized overnight courier or by registered or certified airmail, return receipt requested and postage prepaid, addressed as follows:

                   (i) if to DOV:

                   DOV Pharmaceutical Inc.
                   One Parker Plaza
                   Fort Lee, New Jersey 07024

                   Attn: Dr. Arnold Lippa

                   if to Bermuda Newco:

                   DOV Newco, Ltd.
                   Clarendon House
                   2 Church Street
                   Hamilton
                   Bermuda
                   Attn:   President

                   with a copy to:

                   Friedman Siegelbaum LLP
                   399 Park Avenue
                   2Oth Floor
                   New York, New York 10022.
                   Attention: J. Robert Horton, Esq.

                   (ii) if to EIS, to:

                   Elan International Services, Ltd.
                   102 St. James Court
                   Flatts, Smiths Parish
                   Bermuda SLO4
                   Attention:      Director

                   with a copy to:

                   Brock Silverstein McAuliffe LLC
                   153 East 53rd Street
                   New York, New York 10022
                   Attention:      David Robbins, Esq.

      Each party, by written notice given to the other in accordance with this
Section 10(b) may change the address to which notices, other communication or documents are to be sent to such party, All notices, other communications or documents shall be deemed to have been duly given when received. Any such notice or communication shall be deemed to have been received (iv) in the case of personal delivery, on the date of such delivery, (v) in the case of nationally-recognized overnight courier, on the second business day after the date when sent and (vi) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

            (c) This Note may not be modified or amended, or any of the provisions hereof waived, except by Written agreement of DOV and EIS.

            (d) This Note shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws.

            (e) This Note may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one note. The Note may be signed and delivered to the other party by a facsimile transmission; such transmission shall be deemed a valid signature,

            (f) Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.

                            [Signature page follows]

            IN WITNESS WHEREOF, DOV and EIS have executed this Note on the date first above written.

                                    DOV PHARMACEUTICAL, INC.

                                    By:
                                       --------------------------
                                       Name:
                                       Title:


                                    ELAN INTERNATIONAL SERVICES, LTD.

                                    By:
                                       --------------------------
                                       Name:
                                       Title:

For purposes of Section 4:

DOV NEWCO, LTD.


By:
   --------------------------
   Name:
   Title:

                                    EXHIBIT A

               NOTICE OF ELECTION TO EXERCISE THE CONVERSION RIGHT

Date:

To: DOV Pharmaceutical, Inc.

From: Elan International Services, Ltd.

Re: Exercise of the Conversion Right

- --------------------------------------------------------------------------------

      Pursuant to the terms of the Exchangeable Promissory Note (the "Note") issued by DOV Pharmaceutical, Inc. ("DOV") to Elan International Services, Ltd. ("EIS"), dated January ____ , 1999, specifically Section 3 thereof, EIS hereby notifies DOV of its intention to exercise its right of conversion.

      Pursuant to Section 3 of the Note, EIS hereby elects to convert the principal and all accrued and unpaid interest on the Note for shares of the common stock of DOV, par value $.0001 per share, or such portion thereof exercised below, based upon a conversion rate of U.S. $6.44 per share.

      We have instructed our attorneys to contact DOV to discuss the timing and documentation of the conversion.

                                    Sincerely,

                                    ELAN INTERNATIONAL SERVICES, LTD.


                                    By:
                                       --------------------------
                                       Name:
                                       Title:

                                    EXHIBIT B

                      FORM OF CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF A STATE OR OTHER JURISDICTION AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO AN AFFILIATE OR AS OTHERWISE PERMITTED BY THIS NOTE PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

                            DOV PHARMACEUTICAL, INC.

                           CONVERTIBLE PROMISSORY NOTE

MAXIMUM U.S. $7,008,750
                                                               January ___, 1999
                                                              New York, New York

            The undersigned, DOV Pharmaceutical, Inc., a New Jersey corporation with offices at One Parker Place, Fort Lee, New Jersey 07024 ("DOV"), unconditionally promises to pay to Elan International Services, Ltd., a Bermuda corporation ("EIS"), or its permitted assigns, transferees and successors as provided herein (collectively, the "HOLDER"), on January ___, 2005 (the "MATURITY DATE"), at such place as may be designated by the Holder to DOV, the principal amount outstanding hereunder (not to exceed U.S. $7,008,750) together with interest on the outstanding principal hereunder accrued at a rate per annum equal to the lesser of (x) 10% and (y) the maximum rate of interest permitted by applicable law, from and after the date of the Original Issue Date (as hereinafter defined), compounded on a semi-annual basis, the initial such compounding to take place on the date which is six months from and after the Original Issue Date (each such date, a "COMPOUNDING DATE").

      SECTION 1. SECURITIES PURCHASE AND JOINT DEVELOPMENT AND OPERATING
                 AGREEMENTS; DISBURSEMENTS.

            (a) This Note is issued pursuant to a securities purchase agreement dated as of the date hereof by and between DOV and EIS (as amended at any time, the "SECURITIES PURCHASE AGREEMENT"). This Note is the Convertible Note referred to in the Securities Purchase Agreement and DOV and Holder are intended to be afforded the benefits thereof, including the representations and warranties set forth therein. DOV shall use the proceeds of the issuance and sale of this Note solely in accordance with the provisions set forth in that certain Joint Development and Operating Agreement, dated as of the date hereof, by and among Elan Corporation, plc, an Irish public limited company and parent corporation of EIS, EIS, DOV, DOV NEWCO, Ltd., a Bermuda private limited company ("BERMUDA NEWCO"), and Nascime Limited, an Irish private limited company ("IRELAND NEWCO") (as amended at any time, the "JOINT DEVELOPMENT AND OPERATING AGREEMENT"), and as described in Section 5 below.

            (b) The Holder shall make the initial disbursement of funds hereunder in accordance with and upon delivery of a notice to the Holder in the form of EXHIBIT A attached hereto (the "DISBURSEMENT NOTICE") (such date the "ORIGINAL ISSUE DATE"). For a period of 30 months from and after the Original Issue Date, disbursements shall be made to DOV hereunder in minimum increments of U.S. $500,000 (except in the event that an amount less than U.S. $500,000 remains available for funding hereunder, in which case such lesser amount may be funded hereunder), upon delivery of the Disbursement Notice. The Holder, shall, subject to the terms and conditions hereof, fund such amounts within five business days of the receipt of the Disbursement Notice. A "BUSINESS DAY" is any day that commercial banks are open for the transaction of business in the City of New York.

            (c) The Holder shall not be obliged to disburse more than an aggregate principal amount of U.S. $7,008,750.

      SECTION 2. PAYMENTS.

            (a) Unless earlier converted in accordance with the terms of Sections 3 below or prepaid in accordance with the terms hereof, the entire outstanding principal amount of this Note, together with any accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

            (b) Accrued interest hereon shall not be paid in cash, but shall be capitalized and added to principal amount outstanding hereunder on each Compounding Date.

            (c) This Note may not be prepaid by DOV without EIS's prior written consent.

      SECTION 3. CONVERSION.

            (a) CONVERSION RIGHT. (i) From and after the Original Issue Date and until this Note is repaid in full, the Holder shall have the right from time to time, in its sole discretion, to convert the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder into that number of shares of the common stock of DOV, par value $.0001 per share (the "COMMON STOCK"), that shall be obtained by dividing such sum of the outstanding principal amount and accrued interest thereon by the price ("BENCHMARK PRICE") equal to the lesser of (A) U.S. $5.52 and (B) the product of (x) 1.5 and (y) the per share price, in the case of Common Stock, or the initial per share conversion price, in the case of equity securities convertible.

exchangeable or exercisable for or into shares of Common Stock, in the next BONA FIDE financing after the date hereof that is consummated by DOV after the closing of the Securities Purchase Agreement (the "CLOSING") and within 18 months thereof; provided, that if a transaction giving rise to the calculation in (B) shall not have occurred, then, in such event, the Benchmark Price shall be the amount set forth in (A). In the event that within IS months of the Closing and after conversion in whole or in part of this Note, DOV issues any equity securities (or rights, options, warrants or other securities exchangeable, convertible or exercisable for or into equity securities) at an effective price per share that is less than the Benchmark Price, DOV shall have the obligation (to be implemented at the request of EIS at any time during the six year term of this Note), from and after the date that is the date of closing of such offering, to issue to EIS, for no additional consideration, pro-rata additional shares of voting and non-voting Common Stock so that such additional shares, when added to the Common Stock issued upon conversion, causes the aggregate number of shares of such Common Stock issued upon such conversion to be issued as if the denominator in such formula were the Benchmark Price.

            (ii) EIS shall notify DOV in writing of its intention to exercise the conversion. Upon 10 days of receipt of the notice, DOV shall issue stock certificates to EIS representing the aggregate number of shares of Common Stock EIS shall own after the conversion. Upon such exercise, EIS shall, if necessary, exchange with DOV, the Common Stock certificates currently in its possession for the Common Stock certificates which reflect the aggregate number of shares of Common Stock transferable or issuable to EIS after EIS exercises the conversion

            (b) RECLASSIFICATION, ETC. In case of any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder (other than a change in par value, or from par value to no par value) of other shares or securities of DOV, or (ii) any consolidation of DOV with or into another entity (other than a merger or consolidation with another entity in which DOV is the acquiring and the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder), or (iii) any sale of all or substantially all the assets of DOV, then DOV, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the Holder a new Note or a supplement hereto (in form and substance reasonably satisfactory to the Holder), so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder, and in lieu of the shares of Common Stock theretofore issuable upon the conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder, the kind and amount of shares of stock and other securities, receivable upon such reclassification, reorganization, change or conversion by a holder of the number of shares of Common Stock then issuable under this Note. Such new Note shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this Section 3(b) shall similarly attach to successive reclassifications, reorganizations, changes, and conversions.

            (c) SUBDIVISION OR COMBINATION OF SHARES. If DOV at any time during which there is any outstanding principal amount and accrued and unpaid interest then-outstanding hereunder shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Benchmark Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Benchmark Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased.

            (d) NO IMPAIRMENT. DOV will not, by incorporation of its certificate of incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by DOV, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

            (e) NOTICE OF ADJUSTMENTS. Whenever the Benchmark price or the number of Shares issuable hereunder shall be adjusted pursuant to this Section 3, DOV shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the holder of this Note.

            (f) FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares DOV shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by DOV's Board of Directors.

            (g) CUMULATIVE ADJUSTMENTS. No adjustment in the Benchmark Price shall be required under this Section 3 until cumulative adjustments result in a concomitant change of 1% or more of the Benchmark Price or in the number of shares of Common Stock issuable upon conversion of this Note as in effect prior to the last such adjustment; provided, however, that any adjustments which by reason of this Section 3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

            (h) NOTICE OF CONVERSION. The Holder shall be entitled to exercise the rights of conversion as described in this Section 3 upon 30 days notice to DOV, such notice to be in the form attached hereto as Exhibit B.

      SECTION 4. CONDITIONS OF FUNDING.

            (a) It shall be a condition of the Holder's funding obligations hereunder that at any time DOV shall present a Disbursement Notice to the Holder, DOV shall not be in default or breach in any material respect under (a) within six months of the issuance hereof, Section 6 hereof, (b) Sections 2,4 and 5 of the Securities Purchase Agreement or (c) within six months of the issuance hereof, the representations and warranties of the license agreement dated as of the date hereof between DOV and Bermuda Newco.

            (b) It shall be a condition of the Holder's funding obligations hereunder that the Holder receive written notice from the board of directors of Bermuda Newco that the board of directors of Bermuda Newco has determined that such funding is necessary to continue the business objectives of Bermuda Newco as provided in the Business Plan and Joint Development ad Operating Agreement.

      SECTION 5. USE OF PROCEEDS.

            DOV shall use the proceeds of this Note solely to fund its obligations to Bermuda Newco in accordance with a duly authorized Business Plan approved by Bermuda Newco's board of directors pursuant to the Joint Development and Operating Agreement.

      SECTION 6. EVENTS OF DEFAULT.

            The occurrence of any of the following events shall constitute an event of default (an "EVENT OF DEFAULT"):

            (a) a default in the payment of the principal amount of this Note, when and as the same shall become due and payable;

            (b) a default in the payment of any accrued and unpaid interest on this Note, when and as the same shall become due and payable;

            (c) a default in the performance, or a breach of any other Covenant or agreement of DOV contained in this Note, and continuance of such default or breach for a period of 10 business days after the Holder has notified DOV of its occurrence;

            (d) a default or breach of any covenant of DOV contained in this Note, or any other Transaction Document (as defined in the Securities Purchase Agreement), and continuance of such default or breach for a period of 10 days after the Holder has notified DOV of its occurrence;

            (e) any representation, warranty or certification made by DOV pursuant to this Note, or any other Transaction Document shall prove to have been false or misleading as of the date made in any material respect and EIS has rightfully submitted a claim for indemnity in respect thereof in accordance with the Securities Purchase Agreement;

            (f) (i) the entry of a decree or order by a court having jurisdiction adjudging DOV bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of DOV, under United States bankruptcy or insolvency law, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 120 days; (ii) the commencement by DOV of a voluntary case under United States bankruptcy law, as now or hereafter constituted, or the consent by DOV to the institution of bankruptcy or insolvency proceedings against it; (iii) the filing by DOV of a petition or answer or consent seeking reorganization or relief under United States bankruptcy law; (v) the appointment of a receiver, liquidator, assignee, trustee, or similar official of DOV or of any substantial part of its property which is not discharged within 120 days; (vi) the making by DOV of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by DOV in furtherance of any such action; or

            (g) a material default by DOV under any of the Transaction Documents and continuance of such default for a period of 30 days after the Holder has notified DOV of its occurrence.

      SECTION 7. REMEDIES IN THE EVENT OF DEFAULT.

            (a) In the case of any Event of Default by DOV, the Holder, may in its sole discretion, demand that the aggregate amount of funds advanced to DOV under this Note and outstanding hereunder and accrued and unpaid interest thereon shall, in addition to all other rights and remedies of the Holder hereunder and under applicable law, be and become immediately due and payable upon written notice delivered by the Holder to DOV. Notwithstanding the preceding sentence, the rights of the Holder as set forth in Section 3 shall survive.

            (b) DOV hereby waives demand and presentment for payment, notice of nonpayment, protest and notice of protest, diligence, filing suit, and all other notice and promises to pay the Holder its costs of collection of all amounts due hereunder, including reasonable attorneys' fees.

            (c) In the case of any Event of Default or breach of this Note by DOV this Note shall continue to bear interest after such default or breach at the interest rate otherwise in effect hereunder plus 3% per annum (but in any event not in excess of the maximum rate of interest permitted by applicable law).

      SECTION 8. MISCELLANEOUS.

            (a) This Note may be transferred or assigned, in whole or in part,
(a) by EIS to its affiliates and/or subsidiaries or other entities in which EIS or its affiliates may have an interest, by contract, ownership of securities or otherwise, and that are in the nature of financing vehicles or similar entities for EIS or its affiliates, or (b) by DOV to its affiliates and/or subsidiaries; provided, that in each case, the transferor shall continue to be liable and obligated for its obligations hereunder. Subject to the foregoing, this Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Other than as set forth above, this Note may not be transferred or assigned by either party without the prior written consent of the other party.

            (b) All notice, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified airmail, return receipt requested and postage prepaid, addressed as follows:

                         (i) if to DOV:

                         DOV Pharmaceutical, Inc.
                         One Parker Plaza
                         Fort Lee, New Jersey 07024
                         Attn: Dr. Arnold Lippa

                         with a copy to:

                         Friedman Siegelbaum LLP
                         399 Park Avenue
                         20th Floor
                         New York, New York 10022
                         Attention: J. Robert Horton, Esq.

                         (ii) if to EIS, to:

                         Elan International Services, Ltd.
                         102 St. James Court
                         Flatts, Smiths Parish
                         Bermuda SL04
                         Attention: Director

                         with a copy to:

                         Brock Silverstein McAuliffe LLC
                         153 East 53rd Street
                         New York, New York 10022
                         Attention: David Robbins, Esq.

            Each party, by written notice given to the other in accordance with this Section 8(b) may change the address to which notices, other communication or documents are to be sent to such party. All notices, other communications or documents shall be deemed to have been duly given when received. Any such notice or communication shall be deemed to have been received (iv) in the case of personal delivery, on the date of such delivery, (v) in the case of nationally-recognized overnight courier, on the second business day after the date when sent and (vi) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

            (c) This Note may not be modified or amended, or any of the provisions hereof waived, except by written agreement of DOV and EIS.

            (d) This Note shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws.

            (e) This Note may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one note. This Note may be signed and delivered to the other party by a facsimile transmission; such transmission shall be deemed a valid signature.

            (f) Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.

                            [Signature page follows]

            IN WITNESS WHEREOF, DOV and EIS have executed this Note on the date first above written.

                                    DOV PHARMACEUTICAL, INC.

                                    By:
                                       --------------------------
                                       Name:
                                       Title:


                                    ELAN INTERNATIONAL SERVICES, LTD.

                                    By:
                                       --------------------------
                                       Name:
                                       Title:

                                    EXHIBIT A

                       NOTICE OF REQUEST FOR DISBURSEMENT

Date:

To: Elan International Services, Ltd.

From: DOV Pharmaceutical, Inc.

Re: Disbursement Request

- --------------------------------------------------------------------------------

Pursuant to the terms of the Convertible Promissory Note issued by DOV Pharmaceutical, Inc. ("DOV") to Elan International Services, Ltd. ("EIS"), dated_________, DOV hereby notifies EIS of its request for a disbursement thereunder in the amount of U.S. $_________. Please provide funding in the requested amount to DOV in accordance with the following wire instructions:

            [
                                        ]
                                    Sincerely,

                                    DOV PHARMACEUTICAL, INC.


                                    By:
                                       --------------------------
                                       Name:
                                       Title:

                                    EXHIBIT B

               NOTICE OF ELECTION TO EXERCISE THE CONVERSION RIGHT

Date:

To: DOV Pharmaceutical, Inc.

From: Elan International Services, Ltd.

Re: Exercise of the Conversion Right

- --------------------------------------------------------------------------------

      Pursuant to the terms of the Convertible Promissory Note (the "Note") issued by DOV Pharmaceutical, Inc. ("DOV") to Elan International Services, Ltd. ("EIS"), dated ________, specifically Section 3 thereof, EIS hereby notifies DOV of its intention to exercise its right of conversion.

      Pursuant to Section 3 of the Note, EIS hereby elects to convert the principal and all accrued and unpaid interest the Note for shares of the common stock of DOV, par value $.0001 per share, or such portion thereof specified below, based upon a conversion rate of U.S.$5.52 per share.

      We have instructed our attorneys to contact DOV to discuss the timing and documentation of the conversion.

                                    Sincerely,

                                    ELAN INTERNATIONAL SERVICES, LTD.


                                    By:
                                       --------------------------
                                       Name:
                                       Title:

                                    EXHIBIT C

                                 FORM OF WARRANT

THIS WARRANT CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF A STATE OR OTHER JURISDICTION AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO AN AFFILIATE OR AS OTHERWISE PERMITTED BY THIS WARRANT CERTIFICATE PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

                            DOV PHARMACEUTICAL, INC.

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

            THIS CERTIFIES THAT, for value received, Elan International Services, Ltd., a Bermuda corporation, or its permitted transferees and successors as provided herein (each a "HOLDER"), is entitled to subscribe for and purchase up to 75,000 shares, as adjusted pursuant to Section 4 (the "SHARES"), of the fully paid and nonassessable common stock, par value $.0001 (the "COMMON STOCK"), of DOV Pharmaceutical, Inc., a New Jersey corporation (the "COMPANY"), at the price of U.S.$5.52 per share (such price, and such other prices that shall result from time to time, from the adjustments specified in
Section 4, the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth,

            1. TERM. Subject to the limitations set forth in Sections 3 and 4, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the date hereof and until 5:00 p.m. Eastern Standard Time January 15, 2005. To the extent not exercised at 5:00 p.m. Eastern Standard Time on January 15, 2005, this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect.

            2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. (a) The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as ANNEX A duly executed) at the principal office of the Company and by the payment to the Company of an amount, in cash or other immediately available funds, equal to the then-applicable Warrant Price per Share multiplied by the number of Shares then being purchased.

            (b) The persons or entities in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is properly exercised and full payment for the Shares acquired pursuant to such exercise is made. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the holder hereof as soon as possible and in any event within 30 days of receipt of such notice and payment, and unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such 30-day period.

            3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and will be free from all taxes, liens and charges with respect to the issue thereof and assuming payment of the Warrant Price for all Shares so purchased, legally and validly owned by the Holder. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon the exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant

            4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to the adjustment from time to time upon the occurrence of certain events, as follows:

            (a) NEXT FINANCING. If the effective price per share in the next round of bona fide financing after the date hereof that is consummated within 18 months of the date hereof is less than U.S.$3.68, (i) if this Warrant has been exercised simultaneously with the closing of such offering, the Company shall be obligated to issue to Holder, subject to Holder's request, pro-rata additional shares of voting and non-voting Common Stock equal to the excess of (A) the quotient obtained by dividing (x) the consideration paid upon exercise of this Warrant by (y) the product of (1) 1.5 and (2) such lower share price over (B) the number of shares of DOV Common Stock issued at an exercise price of U.S.$5.52 and (ii) if this Warrant has not been exercised or has been partially exercised. this Warrant shall be amended to provide for an exercise price of 1.5 times suck lower share price,

            (b) RECLASSIFICATION, ETC. In case of any reclassification, reorganization, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in its par value, or from par value to no par value) of other shares or securities of the Company, or (ii) any consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the acquiring and surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) any sale of all or substantially all the assets of the Company, then the Company, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant or a supplement hereto (in form and substance reasonably satisfactory to the holder of this Warrant), so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock therefore issuable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities, receivable upon such reclassification, reorganization, change or conversion by a holder of the number of shares of Common Stock then purchasable under this Warrant[, provided that if a transfer, sale, consolidation or merger results in the shareholders of the Company receiving cash or publicly traded securities having a per share value in excess of the Warrant Price, this Warrant shall terminate if not exercised prior to the closing date of such transaction]. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4{b) shall similarly attach to successive reclassifications, reorganizations, changes, and conversions.

            (c) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time during which this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.

            (d) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such actions may be necessary or appropriate in order to protect the rights of the Holder against impairment.

            (e) NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the Holder.

            (f) FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercises reasonably determined in good faith by the Company's Board of Directors.

            (g) CUMULATIVE ADJUSTMENTS. No adjustment in the Warrant Price shall be required under this Section 4 until cumulative adjustments result in a concomitant charge of 1% or more of the Warrant Price or in the number of shares of Common Stock purchasable upon exercise of this Warrant as in effect prior to the last such adjustment; provided, however, that any adjustment that by reason of this Section 4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

            5. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK. (a) The Holder, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act of 1933, as amended (the "ACT"), or an exemption from the registration requirements of such Act is available, the Holder shall confirm in writing, by executing an instrument in form reasonably satisfactory to the Company, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale, This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ,OR ANY SECURITIES LAWS OF A STATE OR OTHER JURISDICTION AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (OTHER THAN TO AN AFFILIATE OR AS OTHERWISE PERMITTED BY THIS WARRANT CERTIFICATE PURSUANT TO WHICH THEY WERE ISSUED) EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

            (b)(i) This Warrant may be transferred or assigned, in whole or in part, (a) by EIS or its affiliates and/or subsidiaries or other entities in which EIS or its affiliates may have an interest, by contract, ownership of securities or otherwise and that are in the nature of financing vehicles or similar entities for EIS or its affiliates, or (b) by the Company to its affiliates and/or subsidiaries; provided, that in each case, the transferor shall continue to be liable and obligated for its obligations hereunder. Subject to the foregoing, this Warrant and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Other than as set forth above, this Warrant may not be transferred or assigned by either party without the prior written consent of the other.

           (ii) With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the Holder shall give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holders counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then is effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall not notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. Each certificate representing this Warrant or the Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid opinion of counsel for the Holder such legend is not required in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (iii) The shares of Common Stock underlying this Warrant are entitled to the benefit of certain registration rights as set forth in a Registration Rights Agreement dated as of the date hereof between the Company and the initial Holder named herein.

            6. RIGHTS AS SHAREHOLDERS. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matters submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant is exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

            7. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder as follows:

            (a) The Company has all requisite corporate power and authority to authorize and execute this Warrant and the certificates evidencing the Shares and to perform all obligations and undertakings under this Warrant and the certificates evidencing the Shares;

            (b) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

            (c) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable; and

            (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation bylaws, as amended, and do not and will not constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound.

            8. MISCELLANEOUS. (a) This Warrant may not be modified or amended, or any provisions hereof waived, except by written agreement of the Company and the Holder.

            (b) Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall (i) be in writing, (ii) be delivered personally or sent by mail or overnight courier to the intended recipient to Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, unless the recipient has given notice of another address, and (iii) be effective on receipt if delivered personally, two business days after dispatch if mailed, and one business day after dispatch if sent by overnight courier service.

            (c) The Company covenants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant., the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

            (d) The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

            (e) This Warrant shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws.

            (f) This Warrant may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one Warrant. This Warrant may be signed and delivered to the other party by a facsimile transmission; such transmission shall be deemed a valid signature.

            (g) Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.


                            [Signature page follows]

            IN WITNESS WHEREOF, DOV Pharmaceutical, Inc. has executed this Warrant as of ___ day of January, 1999.


                                        DOV PHARMACEUTICAL, INC.


                                        By: _____________________
                                            Dr. Hold Lippa
                                            Chief Executive Officer


Attest:


By: _____________________
    Bernard Beer
    President


Agreed and accepted on this ____ day of January, 1999 by:


ELAN INTERNATIONAL SERVICES, LTD.


By: ____________________
    Name:
    Title:

                                     ANNEX A

                               NOTICE OF EXERCISE

To: DOV Pharmaceutical, Inc.

1. The undersigned hereby elects to purchase _____ shares of Common Stock of DOV Pharmaceutical, Inc. pursuant to the terms of the attached Warrant, and tenders herewith full payment of the purchase price of such shares, in cash or other immediately available funds.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


_______________________________(Name)


(Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


Signature: ____________________________

Name: _________________________________

Address: ______________________________

_______________________________________

_______________________________________

Social Security or taxpayer identification number:

_______________________________________

                                    EXHIBIT D

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                            DOV PHARMACEUTICAL, INC.
                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT is made as of January ___, 1999 by and among DOV Pharmaceutical, Inc., a New Jersey corporation (the "COMPANY"), and Elan International Services, Ltd., a Bermuda corporation ("EIS").

                                    RECITALS;

            A. Pursuant to a Securities Purchase Agreement dated as of the data hereof by and between the Company and EIS (as amended at anytime, the "SECURITIES PURCHASE AGREEMENT"), EIS has (x) acquired, among other things, certain promissory notes (as amended at anytime, the "NOTES"), that are convertible and may be converted into shares of common stock, par value 5.0001 per share (the "COMMON STOCK" of the Company, and (y) a warrant (as amended at anytime, the "WARRANT"), that is exercisable for shares of Common Stock.

            B. The execution of the Securities Purchase Agreement has occurred on the date hereof. It is a condition to the closing of the transactions contemplated thereby that the parties execute and deliver this Agreement.

            C. The parties desire to set forth herein their agreement related to the granting of certain registration rights to the Holders (as defined below) of any Common Stock or securities convertible, exercisable or exchangeable for or into Common Stock.

                                   AGREEMENT:

            The parties hereto agree as follows:

            1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            "AFFILIATE" of any Person shall mean any other Person controlling, controlled by or under common control with such particular Person. In the case of a natural Person, his Affiliates include members of such Person's immediate family, natural lineal descendants of such Person or a trust for the exclusive benefit of such Person and his immediate family and natural lineal descendants.

            "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "HOLDERS", "HOLDERS" or "HOLDERS OF REGISTRABLE SECURITIES" shall mean EIS and any Person who shall have acquired Registrable Securities from EIS as permitted herein, either individually or jointly as the case may be.

            "PERSON" shall mean an individual, a partnership, a company, an association, a joint stock company, a trust, a joint venture, an Unincorporated organization and a governmental quasi-governmental entity or any department, agency or political subdivision thereof.

            "REGISTRABLE SECURITIES" means (i) any shares of Common Stock held by the Holders, (ii) any Common Stock issued to any Holder upon conversion of or in connection with the Notes or exercise of the Warrant, and (iii) any Common Stock issued in respect of the securities referred to in clauses (i) and (ii) above upon any stock split, stock dividend, recapitalization or similar event; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and transaction pursuant to Rule 144 promulgated under the Securities Act) in which registration rights are not transferred pursuant to
Section 9 hereof. Common Stock owned by a Holder shall cease to be Registrable Securities (i) upon any sale by a Holder pursuant to a Registration Statement,
Section 4(2) of the Securities Act or Rule 144 under the Securities Act, (ii) at such time as a Holder receives an opinion of counsel reasonably satisfactory to the Company that all of such Registrable Securities may be sold pursuant to Rule 144, without regard to volume and manner of sale restrictions or (iii) upon any assignment or transfer of the Registrable Securities in a manner not in compliance with the Securities Act or this Agreement or in which registration rights are not transferred pursuant to Section 9 hereof.

            The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act. and the declaration or ordering of the effectiveness of such registration statement.

            "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements, not to exceed $10,000 in the aggregate. of one counsel for the Holders. such counsel to be selected by Holders holding a majority of the Registrable Securities held by the Holders and included in such registration.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the costs of any accountants, counsel or other experts retained by the Holders.

                  2. DEMAND REGISTRATIONS. (a) REQUESTS FOR REGISTRATION. Any Holder or Holders who collectively hold Registrable Securities representing at least 25% of the Registered Securities then outstanding shall have the right at any time from and after 18 months of the Company's initial public offering of securities (an "IPO"), to request registration under the Securities Act of all or part of their Registrable Securities on Form S-1, S-2 or S-3 {if available) or any similar registration (each, a "Demand Registration"), such form to be selected by the Company. Each written request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and, if they request to be included in such registration, the Company shall include such Holders' Registrable Securities in such offering if they have responded affirmatively within 10 days after the receipt of the Company's notice. The Holders in aggregate shall be entitled to request one Demand Registration. A registration shall not count as the permitted Demand Registration until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn). The Company shall pay all Registration Expenses in connection with any Demand Registration whether or not such Demand Registration has become effective; provided, that the Company shall not be obligated to pay such Registration Expenses if the Demand Registration has not become effective due to the fault (including such request to withdraw) of the Holders requesting such registration.

           (b) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in Writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration:

           (i) first but subject to underwriter cut-back to eliminate such excess, the Registrable Securities requested to be included in such registration by the Holders together with any securities held by third parties holding a similar, previously granted right to be included in such registration (or, if necessary, such Registrable Securities or other securities pro rata among the Holders or holders thereof); and

           (ii) thereafter, other securities quested to be included in such registration or sold by the Company.

           (c) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company may postpone for to six months in any 12 month period the filing or the effectiveness of a registration statement for a

Demand Registration if the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require disclosure of any information that the board of directors of the Company determines in good faith be detrimental to the Company; provided that in such event, the Holders initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay any Registration Expenses in connection with such registration

            (d) SELECTION OF UNDERWRITERS. The Company shalt have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Demand Registration, subject to the Holders' and other holders' approval, which shall not be unreasonably withheld.

            (e) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, so long as any Holder owns any Registrable Securities, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, that, is in conflict with the rights granted to the Holders hereunder, without the prior written consent of the Holders of at least 50% of the Registrable Securities held by the Holders; it being understood that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate or pari passu to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) demand registrations so long as the Holders of Registrable Securities are entitled to participate in one such demand registration with such Persons pro rata on the basis of the number of shares owned by each such Holder.

            3. PIGGYBACK REGISTRATIONS. (a) RIGHT TO PIGGYBACK. At any time the Company shall propose to register Common Stock under the Securities Act (other than in a registration on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, S-4 or S-8 or any successor form or in connection with an acquisition or exchange of or an offering of securities solely to the existing stockholders or employees of the Company) (each, a "PIGGYBACK REGISTRATION") the company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and the other terms of this Agreement, shall include in such registration all Registrable Securities that are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein by the Holders within 15 days after the receipt of the Company's notice.

            (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback
Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration:

            (i) first, the securities the Company proposes to sell;

            (ii) but subject to underwriter cut-back to eliminate such excess any securities having the right to be included in such registration prior to the securities of the Holders;

            (iii) but subject to underwriter cut-back to eliminate such excess, the Registrable Securities requested to be included in such registration by the Holders and any securities requested to be included in such registration by any other Person, if necessary, pro rata among the Holders of such Registrable Securities and such other Persons, on the basis of the number of shares owned by each of such Holders; and

            (iv) thereafter (but so subject) other securities requested to be included in such registration.

The Holders of a Registrable Securities included in such a registration shall execute an underwriting agreement in form and substance satisfactory to the managing underwriters.

            (c) RIGHT TO TERMINATE REGISTRATION. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

            (d) SELECTION OF UNDERWRITERS. The Company shall have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration and, subject to Section 2(d), pursuant to a Demand Registration.

            4. EXPENSES OF REGISTRATION. Except as otherwise provided herein, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders.

            5. HOLDBACK -----ENTS. (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            (b) Each Holder agrees if requested by the managing underwriter or underwriters in an underwritten offering of securities of the Company, not to effect any offer, sale, distribution or transfer of Registrable Securities (other than transfers to an Affiliate of such Holder in accordance with the provisions of the Securities Purchase Agreement), including a sale pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act (except as part of such underwritten registration), during the seven-day period prior to, and during the 180-day period (or such shorter period as may be agreed to by the parties hereto) following, the effective date of such Registration Statement to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

            6. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) subject to Section 2(c) hereof, prepare and file with the Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel, and (ii) notify each holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

            (b) subject to Section 2(c) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period equal to the shorter of (i) six months and (ii) the time by which all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement of amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that the Company shall not be required to amend the registration statement or supplement the Prospectus for a period of up to six months if the board of directors determines in good faith and so notifies the Holders that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e) Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this section 6(e).

            (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then Listed;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold to the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including Without limitation, effecting a stock split or a combination of shares);

            (i) make available for inspection by a representative of the Holders included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonable requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (k) in the went of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order; and

            (l) use its best efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

            7. INDEMNIFICATION. (a) The Company shall indemnify, to the fullest extent permitted by applicable law, each Holder, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, "CLAIMS") to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in or omitted from any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same, In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

            (b) in connection with any registration statements in which a Holder is participating, each such Holder shall furnish to the Company in writing such customary information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus (the "Sellar's Information") and, to the fullest extent permitted by applicable law shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violations by such Person of any federal, state or common law rule or regulation applicable to such Person and relating to action required of or inaction by such Person in connection with any such registration; provided that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in or omitted in such Seller's Information; provided, further, that the obligation to indemnify shall be individual to each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only to the extent that the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the indemnified party a conflict of interest exists between such indemnified party and my other of such indemnified parties with respect to such claim.

            (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's consent (but such consent shall not be unreasonably withheld). Furthermore, the indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by each such indemnified party.

            (e) If the indemnification provided far in this Section 7 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities to which indemnity is sought but also the relative fault of the Company, the underwriters the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or omitted by the Company or by the Holders for use in registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (f) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

            8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9. TRANSFER OF REGISTRATION RIGHTS. The rights granted to any Person under this Agreement may be assigned to a transferee or assignee who is an Affiliate of such Person in connection with any transfix or assignment of Registrable Securities by a Holder, provided, that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement applicable to the transferor, (c) such transferee shall own Registrable Securities representing at least 1,000,000 shares of Common Stock (subject to the anti-dilution adjustments), and (d) shall act as agent and representative for such Holder for the giving and receiving of notices hereunder.

            10. INFORMATION BY HOLDER. Each Holder shall furnish the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement

            11. EXCHANNE ACT COMPLIANCE. After the effectiveness of a registration statement, the Company shall comply with all the reporting requirements of the Exchange Act applicable to them and shall comply with all other public information reporting requirements of the Commission that are conditions to the mailability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Purchaser in supplying such information as may be necessary for such Purchaser to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144.

            12. LIMITATION ON REGISTRATION. The Company shall not be obligated to effect a registration of any Holder's Registrable Securities pursuant to Sections 2 or 3 hereof if all the Registrable Securities have been sold under Rule 144, Regulation S or similar provision under the Securities Act so that there is no further restriction on the transfer by the transferee or the Holder's shares of Common Stock no longer constitute Registrable Securities. The Company shall not be required to include any Registrable Securities of a Holder in a registration if all such Holder's Registrable Securities could be sold within a three month period pursuant to Rule 144 OK other similar rule or regulation.

            13. MISCELLANEOUS. (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement without the prior written consent of a majority in interest of such Registrable Securities.

            (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such tights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided that in no event shall any Holder have the right to enjoin or interfere with any offering of securities by the Company.

            (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holders of at least 50% of the Registrable Securities; provided, that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the. foregoing percentage.

            (d) SUCCESSORS AND ASSIGNS. Subject to Section 9, all covenants and agreements in this Agreement by or on behalf of any parties hereto shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In particular, no Holder of Registrable securities shall transfer registered securities (or securities convertible in, exercisable or exchangeable for Registrable Securities) other than pursuant to Rule 144 or sale pursuant to an effective registration statement, whether or not the transferee shall have rights under this Agreement, without obtaining an agreement from the transferee to be bound by terms of this Agreement. In addition, whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities.

            (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the of New York, without giving effect to the principles thereof relating to conflicts of laws.

            (i) NOTICES. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certifieda i d, return receipt requested and postage prepaid, addressed as follows:

                  (i) if to the Company, to:

                        DOV Pharmaceutical, Inc.
                        One Parker Plaza
                        Fort Lee, New Jersey 07024
                        Attn: Dr. Arnold Lippa

                        with a copy to:

                        Friedman Siegelbaum LLP
                        399 Park Avenue
                        New York, New York 10022
                        Attn: Robert Horton, Esq.

                  (ii) if to EIS, to:

                        Elan International Services; Ltd.
                        102 Si, James Court
                        Flatts, Smiths Parish
                        Bermuda FL04
                        Attn: Director

                        with a copy to:

                        Brock Silverstein McAuliffe LLC
                        153 East 53rd Sweet, 56th Floor
                        New York, New York 10022
                        Attn: David Robbins, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in Writing in accordance with provisions of this Section 7. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery,
(ii) in the case nationally-recognized overnight courier, on the second business day after the date when sent and (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communications is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

            (j) TERMINATION. The Agreement shall terminate on the date, as of which each

Holder has sold all remaining Registrable Securities in a transaction or transactions of the type described in Section 12 hereof.

                            [Signature page fallows]

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                          DOV Pharmaceutical, Inc.

                                          By:___________________________________
                                             Name:
                                             Title:


                                          Elan International Services, Ltd.

                                          By:___________________________________
                                             Name:
                                             Title:

                                   EXHIBIT E

                   FORM OF FRIEDMAN SIEGELBAUM LEGAL OPINION

                            [FORM OF LEGAL OPINION]

                                                   January-, 1999

Elan International Services, Ltd.
102 St. James Court
Flatts, Smith's Parish
Bermuda FL 04

            Re: DOV PHARMACEUTICAL, INC. SECURITIES PURCHASE AGREEMENT AND OTHER TRANSACTION DOCUMENTS

Dear Sirs/Mesdames:

      We have acted as counsel to DOV Pharmaceutical, Inc., a New Jersey corporation (the "COMPANY"), in connection with the issuance or the issuance and sale to you of: (a) 324,090 shares of common stock of the Company, par value $.0001 per share ("COMMON STOCK") and 354,643 shares of special non-voting stock (which issuance is required by the Securities Purchase Agreement, as defined below, to be made within ten business days of the Closing, the "SPECIAL STOCK") at $.42 per share, or $3 million aggregate purchase price, (b) a warrant (the "WARRANT"), exercisable for the purchase of up to 75,000 shares of Common Stock at $5.52 per share, (c) a convertible exchangeable note in the maximum principal amount of $8,010,000 (the "EXCHANGEABLE NOTE") and (d) a convertible note in the maximum principal amount of $7,008,750 (the "CONVERTIBLE NOTE"; together with the Exchangeable Note, the "NOTES"), pursuant to the Securities Purchase Agreement dated as of the date hereof between you and the Company (the "SECURITIES PURCHASE AGREEMENT"). This opinion is issued pursuant to action 1(c) of the Securities Purchase Agreement. Capitalized terms used but not defined herein have the meaning given in the Securities Purchase Agreement.

      In connection with this opinion we have examined the (a) certificate of incorporation and by-laws of the Company, (b) resolutions adopted December 10, 1998, January 14, 1999, of the board of directors of the Company, (c) Securities Purchase Agreement, Warrant and Notes including in each case the exhibits and schedules if any thereto, (d) certificate of good standing dated January 12, 1999, from the New Jersey Secretary of State relating to the Company, (e) registration rights agreement, dated as of date hereof, between you and the Company (the "DOV REGISTRATION RIGHTS AGREEMENT"), (f) registration rights agreement, dated as of the date hereof, among DOV Newco, Ltd., a Bermuda exempted limited company ("BERMUDA NEWCO"), you and the Company (the "NEWCO REGISTRATION RIGHTS AGREEMENT"), (g) license agreement, dated as of the date hereof between Nascime Limited, an Irish limited company, ("NASCIME") and the

Elan International Services, Ltd.
January __, 1999
Page 2

Company (the "DOV LICENSE AGREEMENT"), (h) joint development and operating agreement dated as of the date hereof, by and among Elan Corporation, plc, an Irish public limited company, Bermuda Newco, Nascime, the Company and you (the "JOINT VENTURE AGREEMENT" together with the Securities Purchase Agreement, Notes, Warrant, DOV Registration Rights Agreement, Newco Registration Rights Agreement, and the DOV License Agreement, the "TRANSACTION DOCUMENTS") and (e) representations dated the date hereof addressed to us of the Company and the president and CEO of the Company covering certain facts relied upon herein (the "OFFICERS' CERTIFICATE"). We have also in such connection conducted such other examination of documents including documents delivered at Closing and made such other investigations we have considered necessary and appropriate for the purpose of this opinion.

      Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion as follows:

      1. The Company has duly organized and is validly existing and in good standing as a corporation in New Jersey and has all requisite corporate power and authority to own and operate its properties and to conduct its business as currently conducted. To our knowledge, the business activities of the Company do not require licensure as a foreign corporation in any jurisdiction.

      2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and to consummate the transactions contemplated thereby and no approval or other action by, and no notice to or filing with, any governmental or regulatory authority or to our knowledge any state or local such authority was or is a prerequisite for the due execution and delivery by the Company of the Transaction Documents, or the performance by the Company or its obligations thereunder.

      3. Neither the execution and delivery of the Transaction Documents nor any of the documents to be delivered pursuant thereto at the Closing, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, has violated or will violate any law or regulation or to our knowledge any order of any court or governmental agency or to our knowledge conflicts or will conflict with or result in the breach or, or constitutes a default under, any material agreement to which the Company is a party or by which it is bound listed on Schedule 2(i)(ii) to the Securities Purchase Agreement.

      4. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company and performance by the Company of its obligations thereunder has been taken. The Transaction Documents have been

Elan International Services, Ltd.
January __, 1999
Page 3


            duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms.

      5. The Company is not in violation of its certificate of incorporation or by-laws. The execution, delivery and performance of and compliance with the Transaction Documents do not violate any provision of the certificate of incorporation or by-laws of the Company or to our knowledge any provision of any applicable law, rule or regulations,

      6. The Common Stock issued at the Closing pursuant to the Securities Purchase Agreement has been and the Special Stock to be issued pursuant thereto as aforesaid subsequent to the Closing will be duly and validly authorized and issued, and is and will be fully paid and non-assessable. The Common Stock issuable upon (a) exercise of the Warrant in accordance with its terms, (b) conversion of the Convertible Note in accordance with its terms and (c) conversion of the Exchangeable Note in accordance with its terms will when so issued be fully paid and non-assessable.

      7. The authorized capital stock of the Company consists of (a) 10,000,000 shares of Common Stock of which 2,850,000 shares were issued and outstanding immediately prior to the issuance of the Common Stock and commitment to issue the Special Stock, in each case as contemplated by the Securities Purchase Agreement, and 750,000 have been reserved for issuance upon exercise of options available for grant to employees, officers, directors and consultants, and (b) 5,000,000 shares of series A preferred stock, pat value $1.00 per share (the "Preferred Stock"), of which 440,000 shares have been issued and are outstanding. All such shares of Common and Preferred Stock are fully paid and non-assessable.

            Our opinion is delivered subject to the following qualifications and limitations:

            A. With respect to opinion items nos. 4 and 6, we assume the due authorization, execution and delivery of the Transaction Documents by you and the other parties thereto and that each represents a valid and binding obligation of yours and theirs enforceable against you and them in accordance with its terms subject to the bankruptcy and equitable qualifications set forth in opinion qualification item no. B.

            B. Our opinion is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally, (b) the fact that the granting of specific performance and the issuance

Elan International Services, Ltd.
January __, 1999
Page 4


of other rulings of enforcement are subject to the discretion of a court of equity and to the application of general principles of equity including the possible unavailability of specific performance, injunctive relief or other equitable remedies and concepts of materiality, resonableness, good faith and fair dealing, (c) limitations on the enforceability of certain indemnifications that might be held to violate public policy and (d) emergency and other powers that may be exercised by government bodies or entities with jurisdiction.

            C. While we have been advised by, and nothing has come to our attention that causes us to doubt such advice, that the Company has full legal and equitable title to the compounds and technology licensed to Nasgime pursuant to the DOV License Agreement, we express no opinion as to the title of the Company to any such property.

            D. We express no opinion as to any provision in the Transaction Documents that purports to indemnify you or any other person for its own gross negligence or willful misconduct or that for which you or such other person may be responsible.

            E. We have assumed the authenticity of all documents submitted to us as originals, the conformity to the corresponding original document of each document submitted to us as a copy, the authenticity of the corresponding originals of such copies, the genuineness of the signatures appearing thereon and (except for those on behalf of the Company) the authority of the signatories thereto.

            F. We have with respect to factual matters expressed or assumed herein relied upon the Officer's Certificate.

            G. With respect to opinion item nos. 1-5, to the extent that they cover or express an opinion on Irish law, we have relied exclusively on the legal opinion of Matheson Ormsby Prentice, Dublin, Ireland, dated the date hereof and addressed to the Company, The DOV License Agreement and Joint Venture Agreement are stated to be governed by Irish law and accordingly we express no independent or separate opinion apart from one of reliance on their validity or legally binding and enforceable nature thereunder.

            H. With respect to the factual matters expressed or assumed in opinion item nos. 1, 3, 5 and 7, and those portions of this opinion given to our knowledge and our reliance as aforesaid on the Officers' Certificate, in the course of preparation by the parties thereto of the Transaction Documents we participated in conferences with officers and representatives of the Company relating to the representations and warranties contained therein and although nothing has come to our attention that causes us to doubt the correctness of any such information so imparted to us, we have not independently investigated or verified the statements therein, or personally conducted searches of public records, relating to the Company.

Elan International Services, Ltd.
January __, 1999
Page 5


            We are members of the bar and qualified to practice law in New Jersey and New York and do not for the purpose of this opinion purport to be an expert on, or express any opinion concerning, the law of any other jurisdiction except New Jersey, New York and the federal law of the United States.

            This opinion may be relied upon by you in connection with the Closing, but may not be relied upon by any other person without our prior written consent. We assume no obligation to update this opinion or to advise you of facts or changes of law occurring or coming to light after the date hereof.

                                         Very truly yours,